OMB Number: 3235-0570
Expires: September 30, 2007
Estimated average burden
hours per response. . . . . . .19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06260

Quaker Investment Trust

(Exact name of registrant as specified in charter)
309 Technology Drive, Malvern, PA 19355

(Address of principal executive offices)       (Zip code)
Citco Mutual Fund Services, Inc.
83 General Warren Blvd., Ste. 200, Malvern, PA 19355

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-220-8888

Date of fiscal year end: 06/30/2005
Date of reporting period: 06/30/2005

ITEM 1. REPORTS TO SHAREHOLDERS
The following is a copy of the Annual Report to Shareholders for the period ended June 30, 2005, pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
ANNUAL REPORT | 2005 GROWTH FUNDS Quaker Strategic Growth Fund Quaker Core Equity Fund Quaker Small-Cap Growth Fund Quaker Capital Opportunities Fund Quaker Biotech Pharma-Healthcare Fund BLENDED FUNDS Quaker Small-Cap Trend Fund VALUE FUNDS Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund Geewax Terker Core Value Fund FIXED INCOME FUNDS Quaker Fixed Income Fund Quaker ® Funds

Chairman’s Letter to the Shareholders
Dear Fellow Shareholder:
Two Thousand and Five, so far, has been a mixed bag for stock and bond investors. Economic output in the U.S. has continued to signal strong, steady growth. The stock market however, has disappointed index investors this year as the S&P 500 has delivered a negative return of almost (1%). Bond investors however, have benefited from exposure to quality fixed income securities, as the Lehman Brothers Intermediate Aggregate Index is a positive 1.84% year to date. All this with $60 oil and continued Fed tightening. While economic growth may slow in the second half of the year due to these headwinds, a steady U.S. economy and a relatively low interest rate environment should provide a positive backdrop to the capital markets.
      Despite negative returns for the broad market, actively managed portfolios have done well this year and Quaker Funds investors have been rewarded for their choices. Quaker Strategic Growth, Small-Cap Growth, Capital Opportunities, Small-Cap Trend, Small-Cap Value, and Geewax Terker Core Value Funds all provided positive returns through June in an otherwise challenging equity market.
      In mid-May of 2005, we welcomed a new sub-adviser to the Quaker Funds family. Global Capital Management, Inc. (GCM) took over Quaker Mid-Cap Value Fund from Schneider Capital Management Company, who resigned as the Fund’s sub-adviser. Founded in 1997, GCM is a 100% employee owned firm that specializes in small and mid-cap stocks and is based in Conshohocken, PA.

Our success at the Quaker Funds is dependent on many factors: our money managers, the financial advisors who recommend our funds and our clients. From January 1 through June 30, 2005, client assets have grown from $683 million under management to $830 million, a 21.5% increase. We thank you for placing your trust in us. With that trust, we will continue to seek out the best institutional, entrepreneurial asset managers in the industry.

Sincerely,

David K. Downes
Independent Chairman
June 30, 2005

Performance Update

SUB-ADVISER:
DG Capital Management

TOTAL NET ASSETS
AS OF JUNE 30, 2005:
$645,841,903

Top Ten Holdings* (% of net assets)

General Dynamics Corp.	2.73%
Coventry Health Care, Inc.	2.63%
Triad Hospitals, Inc.	2.29%
Allegheny Energy, Inc.	2.22%
Cimarex Energy Co.	2.09%
Manor Care, Inc.	2.05%
Pacificare Health Systems, Inc.	2.00%
Pediatrix Medical Group, Inc.	1.99%
Wyeth	1.98%
Fisher Scientific International, Inc.	1.95%

21.93%

* Excludes Short-Term Investments
Quaker Strategic Growth Fund (QUAGX, QAGBX, QAGCX, QAGIX)

For the fiscal year ending June 30, 2005, the S&P 500® Total Return Index (“S&P 500”) (a broad based market proxy) generated a 6.32% return. For the seventh consecutive year in a row, Class A shares* of Quaker Strategic Growth Fund outperformed the S&P 500 with a total return of 13.36%. The biggest contribution to the outperformance of the Fund was provided by healthcare, followed by telecom and energy.

From a sector perspective, we continue to overweight the energy and healthcare sectors in the Fund. Record energy prices were continually in the headlines over the last year, with crude oil prices hitting a record high of $60/barrel in June. While recent price spikes have had more to do with tight refining capacity (heating oil recently hit a new high in the middle of the summer) than supply issues, the increase in demand of the marginal buyers (China and India) continues to be strong. The lack of drilling capacity build-out in the last decade continues to favor drilling companies who are renewing contracts on very favorable terms (which has generated good earnings visibility for several quarters and in some cases doubled year-over-year earnings-per-share numbers). In the production area, companies also have rising dividend yields and excellent cash flow prospects. In healthcare, we like the HMO companies due to the rapidly expanding health savings accounts and high deductible programs and also like the hospitals due to their improved balance sheets and good cash flow.

Technology, which has traditionally been a “must own” in the 3rd and 4th quarters, still looks weak — though if fundamentals improve we will likely increase our allocation. We will keep a close eye on upcoming Fed language. Although it is very hard to make macro calls, if the Federal Reserve rate hikes are near an end, the financial sector (currently the biggest sector in the S&P 500) may rally.
      Our focus continues to be to improve our stock selection in the Fund and to reduce the downside volatility of our portfolio positions. We believe that our multi-cap opportunistic mandate will serve us well as we move forward into the second half of the year which, for us, has always been more interesting than the first half.
Manu P. Daftary
DG Capital Management

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
2  2005 ANNUAL REPORT

Quaker Strategic Growth Fund
Growth of a $10,000 Investment
November 25, 1996 (commencement of operations) to June 30, 2005
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/05

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 11/25/1996)	7.10%	13.36%	2.47%	3.63%	18.13%	18.90%

Class B (inception date 08/01/2000)	7.56%	12.56%	n/a	n/a	2.28%	2.80%

Class C (inception date 07/11/2000)	11.55%	12.55%	n/a	n/a	2.73%	2.73%

Class I (inception date 07/20/2000)	13.69%	13.69%	n/a	n/a	3.47%	3.47%

S&P 500 Total Return Index	n/a	6.32%	n/a	(2.37)%	n/a	7.05%**

**	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2005 ANNUAL REPORT   3

Performance Update

SUB-ADVISER:
Geewax, Terker & Co.

TOTAL NET ASSETS AS OF JUNE 30, 2005:
$11,456,766

Top Ten Holdings* (% of net assets)

General Electric Co.	5.97%
Microsoft Corp.	4.00%
Dell, Inc.	3.97%
Cisco Systems, Inc.	3.92%
Goldman Sachs Group, Inc.	3.03%
Procter & Gamble Co.	2.95%
Pfizer, Inc.	2.78%
Unitedhealth Group, Inc.	2.73%
Wal-Mart Stores, Inc.	2.69%
Wendy’s International, Inc.	2.50%

34.54%

* Excludes Short-Term Investments
Quaker Core Equity Fund (QUCEX, QCEBX, QCECX, QCEIX)

Over the previous 12 months (ended June 30, 2005), Class A shares* of the Fund returned 1.23% versus the Russell 1000 Growth Index of 1.68%. The overall market (S&P 500 Index) returned 6.32% as value stocks continued to outperform growth stocks. Large capitalization stocks outperformed their small capitalization peers as small growth stocks (Russell 2000 Growth Index) returned 4.29% during this time period.

Given an environment characterized by rising interest rates and market valuations that are “fair,” we will be positioning the portfolio for this environment by emphasizing sales growth, lower volatility, growth-at-a-reasonable-price, and shareholder friendly management. That means we will be overweighting the Consumer sectors, the Financial sector, the Industrial sector and the Energy sector. We will be underweight in the Healthcare and the Technology sector. The former is due to our belief that the Pharmaceutical Industry is still years away from a good earnings cycle. The latter is due to our belief that better values reside for investment spending in the Capital Equipment area, as well as Technology being the most volatile sector right now.
      The market continues to punish “bad news” companies, and so the investment environment going forward should be rewarding for our style of management. We can still find attractive growth opportunities out there, and find individual growth stocks within each sector that are growing faster than the sector itself. Overall, we expect the Fund to have a lower P/ E than the growth market, and a higher quality of earnings. This is not the time to move out on the risk scale. The Fund will be “steady as she goes.”
John Geewax and Bruce Terker
Geewax, Terker & Co.

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
4  2005 ANNUAL REPORT

Quaker Core Equity Fund
Growth of a $10,000 Investment
November 25, 1996 (commencement of operations) to June 30, 2005
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/05

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 11/25/1996)	(4.33)%	1.23%	(11.42)%	(10.42)%	1.91%	2.58%

Class B (inception date 11/14/2000)	(4.46)%	0.54%	n/a	n/a	(8.97)%	(8.38)%

Class C (inception date 06/30/2000)	(0.45)%	0.55%	(11.16)%	(11.16)%	(10.67)%	(10.67)%

Class I (inception date 07/14/2000)	1.57%	1.57%	n/a	n/a	(11.27)%	(11.27)%

Russell 1000 Growth Index	n/a	1.68%	n/a	(10.36)%	n/a	4.23%**

**	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods.
      See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2005 ANNUAL REPORT   5

Performance Update

SUB-ADVISER:
Geewax, Terker & Co.

TOTAL NET ASSETS
AS OF JUNE 30, 2005:
$3,265,460

Top Ten Holdings* (% of net assets)

NASDAQ 100 Trust Series I	4.51%
streetTRACKS Series Trust	4.32%
Boyd Gaming Corp.	3.44%
Capital Trust, Inc.	2.96%
Idex Corp.	2.66%
Westinghouse Air Brake Technologies Corp.	2.63%
Pantry, Inc.	2.61%
Callon Petroleum Co.	2.58%
Asta Funding, Inc.	2.55%
Genesis Healthcare Corp.	2.55%

30.81%

* Excludes Short-Term Investments
Quaker Small-Cap Growth Fund (QSGAX, QSGBX, QSGCX, QSGIX)

The 12 months ended June 30, 2005 have been very good for the Fund, as performance for Class A shares* outpaced the small capitalization growth index (Russell 2000 Growth) 10.85% versus 4.29%. The Fund also outperformed the S&P 500 Index which returned 6.32% during this time period. This outperformance was due to the Fund having companies with good internal growth (higher return on equity), cheaper valuation and higher forecasted short term earnings growth than the small growth market. We decided to forego the higher long term growth companies — with the belief that these long term growth rates would be coming down. With hindsight, we were right on target.

But that was last year. Going forward, we believe higher long-term growth companies will start to drift into the Fund’s portfolio for one reason — they are reasonably valued and the marketplace should start rewarding high growth (with reasonable multiples) as interest rates move up. Likewise, more volatile stocks could drift somewhat into the Fund’s portfolio for the same reasons. However, our main emphasis will continue to be high quality earnings, reasonable valuation, and reasonable certainty about current earnings trends. Sector-wise, this means a continuation of our overweight in Consumers, Energy, Financials and Industrials. Healthcare and Technology will continue to be underweight, as we will continue to avoid the highly speculative parts of the market. With interest rates rising, we feel it much more prudent to have a portfolio of quality growth-at-a-reasonable-price, and to avoid stocks that could disappoint investors due to the huge uncertainty surrounding their fundamentals.

Market capitalization of the Fund’s holdings will be slightly larger than the index, as we want to have companies that have lower costs of capital in the current index. Micro-cap stocks will be barely represented in the Fund’s portfolio. We have confidence that the valuation and quality biases that we have implemented and will continue to implement going forward will once again seek to outperform the market.
John Geewax and Bruce Terker
Geewax, Terker & Co.

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
6  2005 ANNUAL REPORT

Quaker Small-Cap Growth Fund
Growth of a $10,000 Investment
September 18, 2000 (commencement of operations) to June 30, 2005
Average Annualized Total Return

			Commencement
			of operations
	One Year		through 06/30/05

	with	without	with	without
	sales charge	sales charge	sales charge	sales charge

Class A (inception date 06/14/2001)	4.74%	10.85%	0.74%	2.17%

Class B (inception date 03/16/2001)	5.06%	10.06%	2.77%	3.41%

Class C (inception date 10/17/2001)	9.00%	10.00%	5.80%	5.80%

Class I (inception date 09/18/2000)	11.05%	11.05%	(0.53)%	(0.53)%

Russell 2000 Growth Index	n/a	4.29%	n/a	(3.66	)%**

**	The benchmark since inception returns are calculated since commencement of September 18, 2000 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
2005 ANNUAL REPORT   7

Performance Update

SUB-ADVISER:
Knott Capital Management

TOTAL NET ASSETS
AS OF JUNE 30, 2005:
$25,078,262

Top Ten Holdings* (% of net assets)

The St. Joe Co.	6.50%
Pulte Homes, Inc.	5.04%
Pharmaceutical Products Developments Service Co.	4.86%
Covance, Inc.	4.47%
Centex Corp.	4.23%
Unitedhealth Group, Inc.	4.16%
Diageo PLC ADR	4.14%
Sanofi-Aventis ADR	4.09%
Lennar Corp.	4.05%
Cephalon, Inc.	3.97%

45.51%

* Excludes Short-Term Investments
Quaker Capital Opportunities Fund QUKTX, QCOBX, QCOCX

In the 12 months ending June 30, 2005, Class A shares* of the Fund significantly out-performed the S&P 500, 9.66% vs. 6.32%, led by overweighted positions in the energy and health care sectors. Returns were also bolstered by an underweighted position in technology stocks. The above themes have been a consistent and well documented part of our strategy for many years. This has led the Fund to outperform the S&P 500, 10.39% vs. 8.27% annualized in the three years ending June 30.

During the past six months, the economy, interest-rate trends and stock prices have closely followed our 2005 forecast. The Fed’s recent hike in interest rates indicated they may be willing to take the Fed Fund’s level to 4% or more. When combined with a gradual global economic slowdown, whose epicenter is in Europe, you have the ingredients for more than just a soft patch or bump in the road. The ECB, Europe’s equivalent of our Federal Reserve has not yet reacted to the slowdown in Europe’s GDP. (We think they will be forced to soon.) We think Greenspan’s “damn the torpedoes, full speed ahead” attitude is certainly not bolstering the market’s confidence. Recently, our Dollar has gained strength as investors everywhere seek higher yielding bonds whose quality and liquidity are unquestioned. Today’s low savings rate, high oil prices, big twin deficits and small job creation does little to help matters. Yet, mortgage rates and bond yields are low, inflation fairly tame and earnings levels near records. Cash dividends are increasing and mergers and acquisitions are almost a constant part of life in Corporate America. (For a more detailed analysis of our current outlook please see our Monthly Commentary available at www.knottcapital.com).

While there are and will always be long-term structural issues and challenges, the stock market should remain in its seesaw trading range. Investors should have neither a highly optimistic nor a desperately pessimistic viewpoint. With these hurdles interacting with a global slowdown, our risk-averse and conservative nature forces us to maintain a predominantly defensive investment stance. Our sector and security selection have reflected this more defensive posture. We are always mindful of our first priority: the preservation of your capital. A disciplined approach to investing and portfolio management has been recognized as the only proven means to superior long-term results.
Charles A. Knott and J. Michael Barron
Knott Capital Management

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
8  2005 ANNUAL REPORT

Quaker Capital Opportunities Fund
Growth of a $10,000 Investment
January 31, 2002 (commencement of operations) to June 30, 2005
Average Annualized Total Return

			Commencement
			of operations
	One Year		through 06/30/05

	with	without	with	without
	sales charge	sales charge	sales charge	sales charge

Class A (inception date 01/31/2002)	3.60%	9.66%	5.47%	7.23%

Class B (inception date 05/02/2002)	3.91%	8.80%	6.48%	7.31%

Class C (inception date 05/02/2002)	7.82%	8.80%	7.31%	7.31%

S&P 500 Total Return Index	n/a	6.32%	n/a	3.34%**

**	The benchmark since inception returns are calculated since commencement of January 31, 2002 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries
2005 ANNUAL REPORT   9

Performance Update

SUB-ADVISER:
Sectoral Asset Management, Inc.

TOTAL NET ASSETS AS OF JUNE 30, 2005:
$20,570,877

Top Ten Holdings* (% of net assets)

Amylin Pharmaceuticals, Inc.	6.80%
Amgen, Inc.	6.23%
Neurocrine Biosciences, Inc.	4.42%
MGI Pharma, Inc.	4.27%
Medicines Co.	3.98%
Teva Pharmaceutical Industries Ltd.	3.86%
InterMune, Inc.	3.60%
Onyx Pharmaceuticals, Inc.	3.41%
Alexion Pharmaceuticals, Inc.	3.32%
Cotherix, Inc.	3.17%

43.06%

* Excludes Short-Term Investments
Quaker Biotech Pharma-Healthcare Fund (QBPAX, QBPBX, CBPCX)

During the 12 months ending June 30, 2005, the Class A shares* returned -3.22% while the Nasdaq Biotech Index fell by -9.08%. The Fund had two-thirds the volatility of the index. Investments in mid-cap biotechnology companies — generally in late clinical development or early product marketing — contributed positively. Selective tactical investments in specialty pharmaceutical and generic pharmaceutical companies also contributed positively.

Over this period, the biotech industry delivered significant product approvals and clinical progress, positive developments which were intermittently overshadowed by regulatory worries. Investor concerns about regulatory tightening at the FDA — larger clinical requirements and greater safety hurdles — resulted from high profile product withdrawals (Merck’s Vioxx, Biogen-Idec’s Tysabri). After President Bush’s re-election, the inability to obtain Senate confirmation for his FDA Commissioner nominee also weighed on sentiment. Despite these concerns, progress has been generally positive. Significant FDA drug approvals again demonstrated the industry’s capacity to create innovative and clinical meaningful compounds for diseases of high unmet medical need. Clinical development was also generally positive — particularly in cancer, hepatitis C, and rare genetic diseases. Currently we find valuations attractive on both historic grounds and on a forward-looking growth basis, particular following the premiums pharmaceuticals companies have recently paid to acquire biotech companies.
Michael Sjöström, CFA and Stephen Patten, CFA
Sectoral Asset Management, Inc.

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
10  2005 ANNUAL REPORT

Quaker Biotech Pharma-Healthcare Fund
Growth of a $10,000 Investment
September 23, 2002 (commencement of operations) to June 30, 2005
Average Annualized Total Return

			Commencement
			of operations
	One Year		through 6/30/05

	with	without	with	without
	sales charge	sales charge	sales charge	sales charge

Class A (inception date 10/14/2002)	(8.52)%	(3.22)%	10.79%	13.12%

Class B (inception date 09/23/2002)	(8.42)%	(3.95)%	11.10%	11.99%

Class C (inception date 11/20/2002)	(4.84)%	(3.95)%	12.75%	12.75%

Nasdaq Biotech Index	n/a	(9.08)%	n/a	17.82%**

**	The benchmark since inception returns are calculated since commencement of September 23, 2002 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The NASDAQ Biotechnology Index is a widely recognized, unmanaged index. It contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease which also meet other eligibility criteria. The NASDAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology.
2005 ANNUAL REPORT   11

Performance Update

SUB-ADVISER:
TrendStar Advisors, LLC

TOTAL NET ASSETS AS OF JUNE 30, 2005:
$4,773,103

Top Ten Holdings* (% of net assets)

Priority Healthcare Corp.	3.19%
WCI Communities, Inc.	3.15%
Amerigroup Corp.	3.03%
Accredo Health, Inc.	2.76%
Renal Care Group, Inc.	2.70%
Amsurg Corp.	2.67%
Zoll Medical Corp.	2.67%
Wilmington Trust Corp.	2.64%
Photronics, Inc.	2.59%
Monaco Coach Corp.	2.52%

27.92%

* Excludes Short-Term Investments
Quaker Small-Cap Trend Fund QSTAX, QSTCX, QSTIX

During the fiscal year ended June 30, 2005, the Class A shares* experienced a positive return of 9.28% while the Russell 2000 and Russell 2000 Growth Indices rose by 9.45% percent and 4.29% percent, respectively. Our investments in the healthcare sector have had the most positive impact on the portfolio during our fiscal year. Three of our healthcare holdings received buyout offers during the year, suggesting to us that valuations, as seen by companies operating within the healthcare industry, appear to be attractive.

We remained concerned about a number of risks associated with the market, including; terrorism, rising interest rates, an expected revaluation of the Chinese Yuan, and a growing tone of protectionism emanating from Washington. However, we believe that the small cap sector offers some protection from many of the direct impact of these risks. For example, our analysis of the historical impact of rising interest rates and inflation on equities shows a positive bias in favor of small cap stocks over large caps.

Finally, we continue to focus on identifying long-term industry and economic trends that should drive above average growth for companies. We expect that our strategy will continue to focus us in specific areas, primarily the healthcare, technology, consumer and financial sectors, where we believe long-term growth is more likely and more sustainable.
Thomas W. Laming and James R. McBride,
TrendStar Advisors, LLC

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
12  2005 ANNUAL REPORT

Quaker Small-Cap Trend Fund
Growth of a $10,000 Investment
February 17, 2004 (commencement of operations) to June 30, 2005
Average Annualized Total Return

			Commencement of
			operations through
	One Year		06/30/05

	with	without	with	without
	sales charge	sales charge	sales charge	sales charge

Class A (inception date 02/17/2004)	3.26%	9.28%	1.95%	6.24%

Class C (inception date 02/17/2004)	7.31%	8.31%	5.16%	5.16%

Class I (inception date 02/17/2004)	9.20%	9.20%	6.02%	6.02%

Russell 2000 Index	n/a	9.45%	n/a	6.76%**

**	The benchmark since inception returns are calculated since commencement of February 17, 2004 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell 2000 Index is a widely recognized unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000 Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000 Index, with a market capitalization ranging from $128 million to $1.3 billion.
2005 ANNUAL REPORT   13

Performance Update

SUB-ADVISER:
Global Capital Management, Inc.**

TOTAL NET ASSETS AS OF JUNE 30, 2005:
$57,781,759

Top Ten Holdings (% of net assets)

Toll Brothers, Inc.	4.13%
MDC Holdings, Inc.	3.84%
Oil States International, Inc.	3.68%
H & R Block, Inc.	3.58%
Sherwin-Williams Co.	3.54%
Humana, Inc.	3.51%
Protective Life Corp.	3.38%
W.R. Berkley Corp.	3.37%
American Eagle Outfitters, Inc.	3.20%
Oshkosh Truck Corp.	3.12%

35.35%

* Excludes Short-Term Investments
Quaker Mid-Cap Value Fund (QMCVX, QMCBX, QMCCX, QMVIX)

For the fiscal year ending June 30, 2005, Class A shares* of the Fund underperformed the Russell Mid-Cap Value Index 12.57% versus 21.08%. The first half of 2005 had a noteworthy ending as the Federal Reserve lifted the Fed Funds rate from 3.00% to 3.25%. This move represented their ninth rate hike since June 2004. In their comments corresponding with the tightening, the Fed remains convinced that short-term inflation risks outweigh the likelihood of economic weakness. Sympathetically, the White House economic team believes that the economy should expand 3.4% this year with continued job growth despite the Fed’s continued tightening and oil prices reaching $60/barrel.

Stocks rebounded in May and June from a poor start through April. For the quarter, mid-cap stocks as represented by the Russell Midcap Index gained 4.18 % while the S&P 500 returned 0.91%. Mid-caps have represented the sweet spot of the market posting positive returns through June 30, 2005, while large and small company stocks have slight negative returns for the first half of 2005 impacted from rising short rates and oil prices more than offset earnings and economic advances.

Where do we go from here? High quality, mid-cap stocks are undervalued and large-cap high quality stocks are extremely undervalued. Increases in short term interest rates, energy prices and the dollar may suppress earnings gains and somewhat restrict the normal price/ earnings expansion associated with an advancing equity market.

In retrospect, in March of 2000, the S&P 500 achieved a high of 1530.09. At the end of June 2005 this same index closed at 1191.33. During this span, the Russell Midcap Value Index has rallied from 475 to 905, a return of nearly 100%. The leaders have been obvious; oil (along with commodity driven stocks), housing stocks and financials. In the past twelve months alone, the price of a barrel of oil has risen almost 40%. The rally started off quite broad, but has been narrowing. Energy stocks are still this year’s biggest gainers, with housing stocks a close second, but the remainder of the field is fading. Of the stragglers, technology, auto parts and media are underperforming. But the bigger theme is quality. Many of the stragglers are laden with heavy debt loads. The refinancing window is getting smaller and smaller leaving these companies to deal with their financially mis-engineered balance sheets.

Going forward, a window of opportunity is closing. Poor quality companies cannot rebuild their balance sheets without diluting their equity shareholders. Stocks are nearing full valuation after a strong 5-year run. This will favor an investment manager who selects a concentrated portfolio of undervalued, high quality companies with improving earnings prospects.
Anthony Soslow, CFA, Philip Mendelsohn, CFA and John Hammerschmidt
Global Capital Management, Inc.

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.

**	Prior to May 3, 2005, the Fund was sub-advised by Schneider Capital Management Company (“Schneider”). Global Capital Management, Inc. replaced Schneider as sub-adviser to the Fund following approval by the Fund’s shareholders at a meeting held on May 3, 2005.
14  2005 ANNUAL REPORT

Quaker Mid-Cap Value Fund
Growth of a $10,000 Investment
December 31, 1997 (commencement of operations) to June 30, 2005
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/05

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 12/31/1997)	6.40%	12.57%	11.64%	12.92%	8.95%	9.77%

Class B (inception date 01/05/2001)	6.73%	11.73%	n/a	n/a	13.97%	14.39%

Class C (inception date 07/31/2000)	10.75%	11.75%	n/a	n/a	13.86%	13.86%

Class I (inception date 11/21/2000)	12.83%	12.83%	n/a	n/a	15.88%	15.88%

Russell Midcap Value Index	n/a	21.80%	n/a	14.86%	n/a	10.29%**

**	The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
2005 ANNUAL REPORT   15

Performance Update

SUB-ADVISER:
Aronson+Johnson+Ortiz, LP

TOTAL NET ASSETS AS OF JUNE 30, 2005:
$56,382,953

Top Ten Holdings* (% of net assets)

The St. Joe Co.	1.04%
Frontier Oil Corp.	0.99%
KB Home	0.97%
PetroKazakhstan, Inc.	0.96%
Downey Financial Corp.	0.95%
Agrium, Inc.	0.94%
GATX Corp.	0.94%
Darden Restaurants, Inc.	0.93%
Energen Corp.	0.92%
Investment Technology Group, Inc.	0.89%

9.53%

* Excludes Short-Term Investments
Quaker Small-Cap Value Fund QUSVX, QSVBX, QSVCX, QSVIX

The Quaker Small-Cap Value Fund had a good year. For the fiscal year ending June 30, 2005, Class A shares* of the Fund were up 12.17% while the Fund’s benchmark, the Russell 2000 Index (a broad-based cross-section of the entire U.S. small-cap market) returned 9.45%. While we can’t guarantee such performance every year, our track record shows that we have been able to achieve it over the long run.

What we can guarantee is an investment strategy that is value oriented and disciplined. AJO maintains a fully invested, diversified portfolio of attractive small-cap stocks. The economic outlook—ours or anyone else’s—plays no role in the Fund’s structure; instead, our work seeks well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. As we search for opportunities, we keep a keen eye on minimizing transaction costs, enabling us to realize the profits from superior stock selection.
Theodore Aronson, Kevin J. Johnson, and Martha E. Ortiz
Aronson+Johnson+Ortiz, LP

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
16  2005 ANNUAL REPORT

Quaker Small-Cap Value Fund
Growth of a $10,000 Investment
November 25, 1996 (commencement of operations) to June 30, 2005
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/05

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 11/25/1996)	6.02%	12.17%	13.62%	14.91%	12.95%	13.70%

Class B (inception date 11/14/2000)	6.33%	11.33%	n/a	n/a	12.47%	12.89%

Class C (inception date 07/28/2000)	10.37%	11.37%	n/a	n/a	14.15%	14.15%

Class I (inception date 09/12/2000)	12.42%	12.42%	n/a	n/a	13.01%	13.01%

Russell 2000 Index	n/a	9.45%	n/a	5.70%	n/a	8.57%**

**	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell 2000 Index is a widely recognized unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000 Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000 Index, with a market capitalization range from $128 million to $1.3 billion.
2005 ANNUAL REPORT   17

Performance Update

SUB-ADVISER:
Geewax, Terker & Co.

TOTAL NET ASSETS AS OF JUNE 30, 2005:
$1,942,862

Top Ten Holdings* (% of net assets)

iShares S&P 500/ Barra Value Index Fund	4.48%
General Electric Co.	4.28%
Unitedhealth Group, Inc.	4.16%
iShares Russell 1000 Value Index Fund	3.78%
Citigroup, Inc.	3.57%
Wal-Mart Stores, Inc.	3.13%
Prudential Financial, Inc.	3.04%
TXU Corp.	2.57%
News Corp.	2.50%
WCI Communities, Inc.	2.47%

33.98%

* Excludes Short-Term Investments
Geewax Terker Core Value Fund (QUGTX)

For the fiscal year ended June 30, 2005, Class A shares* of the Fund underperformed the Russell 1000 Value Index 11.60% versus 14.06%. Relative to Value stocks, our underperformance was due to higher yielding stocks doing extremely well. Looking at our current portfolio and the current market environment, we are very confident that emphasizing low price/earnings and earnings growth will be the right place to be as interest rates rise. Companies that have high yields, but very little room to grow their dividends will be at a tremendous disadvantage in the rising interest rate environment.

We are underweight in Financials and Utilities, and overweight in Consumers and Industrials. I do not expect this to change. Utilities are the most expensive sector in the market — closely followed by REIT’s. The banking segment looks somewhat cheap, but the risks in their underlying earnings with rising rates and an inverted yield curve potential make the group seem like a group that is going to get cheaper! We would prefer to have decent top line growth and get it at a discount to the marketplace. We will not have the lowest price/earnings ratio (P/E) or price-to-book ratio in the marketplace. However, we expect to have a higher growth rate than our value competitors and our P/ E will be less than the market.

On a capitalization scale, we will be all over the map! Look for your portfolio to have large and small companies in it. The latter will give you a lot of growth for the price. The large companies will be cheap and have the least amount of risk. Together, you will have, we feel, an all weather portfolio to beat both Value and the overall market indicies. Individual stock selection will be even more important in the near future, rather than sector selection. In this slow growth scenario we are facing, the better companies will grow at the pace of GDP and a little faster as they take market share away from their competition. This latter point will be key in our security selection in the near future.
John Geewax and Bruce Terker
Geewax, Terker & Co.

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
18  2005 ANNUAL REPORT

Geewax Terker Core Value Fund
Growth of a $10,000 Investment
March 26, 2002 (commencement of operations) to June 30, 2005
Average Annualized Total Return

			Commencement
			of operations
	One Year		through 06/30/05

	with	without	with	without
	sales charge	sales charge	sales charge	sales charge

Class A (inception date 03/26/2002)	5.47%	11.60%	6.21%	8.06%

Russell 1000 Value Index	n/a	14.06%	n/a	7.38%**

**	The benchmark since inception returns are calculated since commencement of March 26, 2002 through June 30, 2005.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      Russell 1000 Value Index is a widely recognized unmanaged index of 1000 companies in the U.S. It is generally considered to represent 90% of the publicly traded companies as measured by market capitalization.
2005 ANNUAL REPORT   19

Performance Update

SUB-ADVISER:
Andres Capital Management

TOTAL NET ASSETS AS OF JUNE 30, 2005:
$3,750,520

Top Ten Holdings* (% of net assets)

Fannie Mae Series 2003-33 LD, 4.25%, 09/01/2022	14.89%
CS First Boston Mortgage Securities Corp. Series 2002-1, 7.50%, 05/25/2032	12.53%
Freddie Mac Series 2876, 5.50%, 10/15/2034	9.11%
Fannie Mae Series 2002-93 CB, 5.25%, 10/25/2030	8.07%
Freddie Mac Series 2833, 5.50%, 12/15/2031	8.06%
C R Bard, Inc. 6.70%, 12/01/2026	7.79%
Hoechst Celanese Corp. 7.125%, 03/15/2009	4.18%
DLJ Commercial Mortgage Corp. Series 1998-CG1 AB, 6.41%, 06/10/2031	2.76%
GMAC 6.75%, 01/15/2006	2.69%
Freddie Mac Series 2649KA, 4.50%, 07/15/2018	2.57%

72.65%

* Excludes Short-Term Investments
Quaker Fixed Income Fund QUFIX, QFIBX, QFICX, QFIIX

During the period ending June 30, 2005, the Class A shares* experienced a positive return of 5.39% while the return for the Lehman Brothers Intermediate Aggregate Index was 5.40%. Over the past 12 months, the fixed income performance primarily benefited from several core positioning strategies:

1.	Overweighting Mortgage-Backed Securities (MBS) versus the index and selected securities with extension protection. Over the past twelve months, the MBS sector outperformed all other sectors of the Lehman Brothers Intermediate Aggregate Index.

2.	Increasing quality in the corporate sector of the portfolios, avoiding the BBB sector that has been hit hardest by the negative news of Ford and General Motors.

3.	Utilizing a barbell strategy (short and long securities) for the Treasury sector of the market. This strategy outperformed a bullet or laddering strategy due to further flattening of the yield curve.

In ACM’s 2005 forecast piece, we developed several bullet points that summarize our market outlook for the year ahead. So far the market is on pace with most of these forecasts and we will continue to monitor and adjust the fund’s target asset allocation based on changes in our core forecasts. We continue to believe these forecasts are appropriate through the end of the year and include them for review purposes.

•	The Fed will continue its current policy of “measured” rate increases during the first half of the year.

•	Economic growth will average 3.5% to 4.0%.

•	Inflationary pressures will rise moderately.

•	The 10- year treasury will end the year in the 4.75% to 5.0% range.

•	The short-end of the treasury curve will come under more pressure with the 2- year treasury rising 75 to 100 basis points.

•	Accordingly, the yield curve will continue to flatten.

•	MBS products will widen slightly and will outperform corporate debt obligations.

•	High grade securities will outperform lower grade securities particularly in the second half of the year.

•	There will be some nominal improvement in both the current account and budget deficits.

On the investment front, we will continue to position the fixed income fund with a slightly bearish slant, focusing on income and yield advantages vs. the stated benchmark and over-weighting asset classes that typically outperform in stable to rising interest rate environments (e.g. mortgage-backed securities and high premium callable agencies). With the recent flattening of the yield curve in the taxable fixed income market, we will begin to methodically unwind our barbell strategy when we feel either the Fed is poised to stop raising interest rates or we believe inflation is becoming a threat to the long end of the yield curve.
Robert P. Andres
Andres Capital Management

*	Class A performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
20  2005 ANNUAL REPORT

Quaker Fixed Income Fund
Growth of a $10,000 Investment
November 25, 1996 (commencement of operations) to June 30, 2005
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/05

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 11/25/1996)	0.89%	5.39%	3.84%	4.73%	4.01%	4.54%

Class B (inception date 04/05/2001)	(0.38)%	4.62%	n/a	n/a	1.89%	2.49%

Class C (inception date 01/16/2001)	3.62%	4.62%	n/a	n/a	3.05%	3.05%

Class I (inception date 04/16/2001)	5.56%	5.56%	n/a	n/a	3.73%	3.73%

Lehman Brothers U.S. Intermediate Aggregate Index	n/a	5.40%	n/a	6.90%	n/a	6.34%**

**	The Benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2003
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Lehman Brothers Intermediate Aggregate Index a comprehensive benchmark that measures the performance of intermediate maturity range (from 1 year up to, but not including, 10 years) of U.S. domestic, taxable, investment grade fixed rate government and corporate securities, mortgage pass-through securities, and asset-backed securities.
2005 ANNUAL REPORT   21

Expense Information
      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period from January 1, 2005 through June 30, 2005.
Actual Expenses
       The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison Purposes
       The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 1/01/05	Ratio For the Period	Value 6/30/05	During the Period*
Quaker Strategic Growth Fund

Actual Return Based on actual return of:
Class A	3.17%	$1,000.00	2.00%	$1,031.70	$10.08
Class B	2.84%	1,000.00	2.75%	1,028.40	13.83
Class C	2.85%	1,000.00	2.75%	1,028.50	13.83
Class I	3.32%	1,000.00	1.75%	1,033.20	8.82

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	2.00%	1,015.00	9.99
Class B		1,000.00	2.75%	1,011.25	13.71
Class C		1,000.00	2.75%	1,011.25	13.71
Class I		1,000.00	1.75%	1,016.25	8.75

Quaker Core Equity Fund

Actual Return Based on actual return of:
Class A	(2.38)%	1,000.00	2.03%	976.20	9.95
Class B	(2.72)%	1,000.00	2.78%	972.80	13.60
Class C	(2.73)%	1,000.00	2.78%	972.70	13.60
Class I	(2.22)%	1,000.00	1.78%	977.80	8.73

22  2005 ANNUAL REPORT

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 1/01/05	Ratio For the Period	Value 6/30/05	During the Period*
Quaker Core Equity Fund (Continued)

Hypothetical Return Based on assumed 5% return
Class A		$1,000.00	2.03%	$1,014.85	$10.14
Class B		1,000.00	2.78%	1,011.10	13.86
Class C		1,000.00	2.78%	1,011.10	13.86
Class I		1,000.00	1.78%	1,016.10	8.90

Quaker Small-Cap Growth Fund

Actual Return Based on actual return of:
Class A	1.93%	1,000.00	2.03%	1,019.30	10.16
Class B	1.55%	1,000.00	2.78%	1,015.50	13.89
Class C	1.54%	1,000.00	2.78%	1,015.40	13.89
Class I	2.09%	1,000.00	1.78%	1,020.90	8.92

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	2.03%	1,014.85	10.14
Class B		1,000.00	2.78%	1,011.10	13.86
Class C		1,000.00	2.78%	1,011.10	13.86
Class I		1,000.00	1.78%	1,016.10	8.90

Quaker Capital Opportunities Fund

Actual Return Based on actual return of:
Class A	1.99%	1,000.00	1.80%	1,019.90	9.01
Class B	1.65%	1,000.00	2.55%	1,016.50	12.75
Class C	1.65%	1,000.00	2.55%	1,016.50	12.75

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	1.80%	1,016.00	9.00
Class B		1,000.00	2.55%	1,012.25	12.72
Class C		1,000.00	2.55%	1,012.25	12.72

Quaker Biotech Pharma-Healthcare Fund

Actual Return Based on actual return of:
Class A	(3.00)%	1,000.00	2.38%	970.00	11.63
Class B	(3.37)%	1,000.00	3.13%	966.30	15.26
Class C	(3.37)%	1,000.00	3.13%	966.30	15.26

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	2.38%	1,013.10	11.88
Class B		1,000.00	3.13%	1,009.35	15.59
Class C		1,000.00	3.13%	1,009.35	15.59

Quaker Small-Cap Trend Fund

Actual Return Based on actual return of:
Class A	1.69%	1,000.00	2.14%	1,016.90	10.70
Class C	1.14%	1,000.00	2.89%	1,011.40	14.41
Class I	1.50%	1,000.00	1.89%	1,015.00	9.44

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	2.14%	1,014.30	10.69
Class C		1,000.00	2.89%	1,010.55	14.41
Class I		1,000.00	1.89%	1,015.55	9.45

2005 ANNUAL REPORT   23

Expense Information

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 1/01/05	Ratio For the Period	Value 6/30/05	During the Period*
Quaker Mid-Cap Value Fund

Actual Return Based on actual return of:
Class A	(0.95)%	$1,000.00	1.53%	$990.50	$7.55
Class B	(1.34)%	1,000.00	2.28%	986.60	11.23
Class C	(1.30)%	1,000.00	2.28%	987.00	11.23
Class I	(0.82)%	1,000.00	1.28%	991.80	6.32

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	1.53%	1,017.35	7.65
Class B		1,000.00	2.28%	1,013.60	11.38
Class C		1,000.00	2.28%	1,013.60	11.38
Class I		1,000.00	1.28%	1,018.60	6.41

Quaker Small-Cap Value Fund

Actual Return Based on actual return of:
Class A	1.31%	1,000.00	2.07%	1,013.10	10.35
Class B	0.92%	1,000.00	2.82%	1,009.20	14.05
Class C	1.00%	1,000.00	2.82%	1,010.00	14.05
Class I	1.45%	1,000.00	1.82%	1,014.50	9.09

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	2.07%	1,014.65	10.34
Class C		1,000.00	2.82%	1,010.90	14.06
Class C		1,000.00	2.82%	1,010.90	14.06
Class I		1,000.00	1.82%	1,015.90	9.10

Geewax Terker Core Value Fund

Actual Return Based on actual return of:
Class A	0.08%	1,000.00	1.02%	1,000.80	5.06

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	1.02%	1,019.90	5.11

Quaker Fixed Income Fund

Actual Return Based on actual return of:
Class A	2.23%	1,000.00	1.53%	1,022.30	7.67
Class B	1.75%	1,000.00	2.28%	1,017.50	11.41
Class C	1.86%	1,000.00	2.28%	1,018.60	11.41
Class I	2.37%	1,000.00	1.28%	1,023.70	6.42

Hypothetical Return Based on assumed 5% return
Class A		1,000.00	1.53%	1,017.35	7.65
Class B		1,000.00	2.28%	1,013.60	11.38
Class C		1,000.00	2.28%	1,013.60	11.38
Class I		1,000.00	1.28%	1,018.60	6.41

*	Expenses are equal to the Fund’s annualized six-month expense ratios multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.
24  2005 ANNUAL REPORT

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 69.54%

Basic Materials — 4.15%
Chemicals — 0.53%
The Mosaic Co. (a)	221,300	$3,443,428

Mining — 3.62%
BHP Billiton Ltd. ADR	221,443	6,045,394
Inco Ltd.	147,100	5,553,025
Phelps Dodge Corp.	52,600	4,865,500
Rio Tinto PLC ADR	56,800	6,925,056

		23,388,975

Total Basic Materials (Cost $27,928,686)		26,832,403

Communications — 1.53%
Telecommunications — 1.53%
America Movil SA de CV ADR	106,600	6,354,426
NII Holdings, Inc. (a)	55,400	3,542,276

Total Communications (Cost $8,533,848)		9,896,702

Consumer, Cyclical — 4.61%
Entertainment & Leisure — 2.43%
Carnival Corp.	141,600	7,724,280
Gtech Holdings Corp.	271,900	7,950,356

		15,674,636

Retail — 2.18%
Limited Brands, Inc.	223,679	4,791,204
Pacific Sunwear of California, Inc. (a)	403,400	9,274,166

		14,065,370

Total Consumer, Cyclical (Cost $27,895,833)		29,740,006

Energy — 16.38%
Oil & Gas — 16.38%
Apache Corp.	170,200	10,994,920
Cimarex Energy Co. (a)	346,400	13,478,424
Devon Energy Corp.	144,900	7,343,532
GlobalSantaFe Corp.	238,300	9,722,640
Helmerich & Payne, Inc.	117,600	5,517,792
Kerr-McGee Corp.	52,428	4,000,781
Nabors Industries Ltd. (a)	142,900	8,662,598
Patterson-UTI Energy, Inc.	447,300	12,448,359
Petro-Canada ADR	101,100	6,585,654
Plains Exploration & Production Co. (a)	270,100	9,596,653
Pogo Producing Co.	136,600	7,092,272
Warren Resources, Inc.	357,143	3,732,144
XTO Energy, Inc.	194,100	6,597,459

Total Energy (Cost $89,100,658)		105,773,228

Financial — 9.60%
Financial Services — 4.11%
CIT Group, Inc.	206,200	8,860,414
Merrill Lynch & Co., Inc.	135,800	7,470,358
Sanders Morris Harris Group, Inc.	594,700	10,228,840

		26,559,612

Insurance — 5.49%
Allstate Corp.	56,100	3,351,975
American Equity Investment Life Holding Co.	631,600	7,503,408
Genworth Financial, Inc.	212,900	6,435,967
Infinity Property & Casualty Corp.	243,400	8,489,792
St. Paul Travelers Cos., Inc.	244,000	9,645,320

		35,426,462

Total Financial (Cost $56,496,812)		61,986,074

Healthcare — 19.78%
Biotechnology — 0.50%
Genitope Corp. (a)	249,476	3,203,272

Healthcare — Products — 0.58%
Boston Scientific Corp. (a)	138,900	3,750,300

Healthcare — Services — 16.25%
Coventry Health Care, Inc. (a)	239,700	16,958,775
Health Management Associates, Inc.	472,978	12,382,564
Laboratory Corporation of America Holdings (a)	186,400	9,301,360
Manor Care, Inc.	332,700	13,218,171
Pacificare Health Systems, Inc. (a)	180,500	12,896,725
Pediatrix Medical Group, Inc. (a)	175,200	12,884,208
Triad Hospitals, Inc. (a)	270,100	14,758,264
WellPoint, Inc. (a)	180,600	12,576,984

		104,977,051

Pharmaceuticals — 2.45%
Pfizer, Inc.	111,000	3,061,380
Wyeth	287,100	12,775,950

		15,837,330

Total Healthcare (Cost $107,738,792)		127,767,953

Industrial — 9.37%
Aerospace & Defense — 4.67%
General Dynamics Corp.	161,000	17,635,940
Raytheon Co.	319,700	12,506,664

		30,142,604

Electronics — 1.95%
Fisher Scientific International, Inc. (a)	194,100	12,597,090

Engineering & Construction — 1.32%
Shaw Group, Inc. (a)	394,750	8,491,073

Environmental Control — 1.43%
American Ecology Corp.	517,595	9,264,951

Total Industrial (Cost $50,007,888)		60,495,718

Technology — 1.90%
Computer Software & Services — 1.90%
Fiserv, Inc. (a)	159,900	6,867,705
Nestor, Inc. (a)	898,100	5,388,600

Total Technology (Cost $10,124,397)		12,256,305

2005 ANNUAL REPORT   25

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Utilities — 2.22%
Electric — 2.22%
Allegheny Energy, Inc. (a)	568,900	$14,347,658

Total Utilities (Cost $8,490,811)		14,347,658

Total Common Stocks (Cost $386,317,725)		$449,096,047

Foreign Common Stocks — 0.15%

Canada — 0.15%
Commercial Services — 0.15%
Intermap Technologies Corp. (a)	282,900	981,663

Total Canada (Cost $1,641,731)		981,663

Total Foreign Common Stocks (Cost $1,641,731)		$981,663

Preferred Stocks — 0.44%

Consumer, Non-cyclical — 0.44%
Household Products — 0.44%
Ronco Corp. (a)(b)	760,000	2,865,200

Total Consumer, Non-cyclical (Cost $2,865,200)		2,865,200

Total Preferred Stocks (Cost $2,865,200)		$2,865,200

Short Term Investments — 21.36%

Money Market Funds — 21.36%
Merrill Lynch Master EBP Repo Money Market Fund	137,955,749	$137,955,749

Total Short Term Investments (Cost $137,955,749)		$137,955,749

Total Investments (Cost $528,780,405) — 91.49%		$590,898,659

Other Assets in Excess of Liabilities, Net 8.51%		54,943,244

Total Net Assets — 100.00%		$645,841,903

	Number	Market
Schedule of Securities Sold Short	of Shares	Value
Common Stocks — 0.64%

Affymetrix, Inc. (a)	32,600	$1,758,118
Mercury Interactive Corp. (a)	26,800	1,028,048
Polaris Industries, Inc.	25,400	1,371,600

Total Common Stocks (Proceeds $4,401,634)		$4,157,766

Total Securities Sold Short (Proceeds $4,401,634)		$4,157,766

ADR American Depository Receipt

(a)	Non-income producing security

(b)	Restricted security acquired on June 24, 2005 at a cost of $2,865,200. Since market quotations are not readily available for this security, it was valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at June 30, 2005 is $2,865,200, which represents 0.44% of total net assets.
The accompanying notes are an integral part of the financial statements.
26  2005 ANNUAL REPORT

Schedule of Investments
Quaker Core Equity Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 98.43%

Basic Materials — 3.60%
Chemicals — 2.67%
The Dow Chemical Co.	3,100	$138,043
Hercules, Inc. (a)	2,500	35,375
Lyondell Chemical Co.	5,000	132,100

		305,518

Iron & Steel Production — 0.93%
United States Steel Corp.	3,100	106,547

Total Basic Materials (Cost $547,787)		412,065

Communications — 8.84%
Advertising — 1.87%
Ventiv Health, Inc. (a)	11,100	214,008

Multimedia — 2.65%
Comcast Corp. (a)	6,900	211,830
Viacom, Inc.	2,855	91,988

		303,818

Telecommunications — 4.32%
Avaya, Inc. (a)	3,200	26,624
Cisco Systems, Inc. (a)	23,500	449,085
Ditech Communications Corp. (a)	3,000	19,470

		495,179

Total Communications (Cost $1,253,301)		1,013,005

Consumer, Cyclical — 21.71%
Distribution & Wholesale — 1.01%
Wesco International, Inc. (a)	3,700	116,106

Home Builders — 2.12%
Pulte Homes, Inc.	1,200	101,100
Toll Brothers, Inc. (a)	1,400	142,170

		243,270

Lodging — 2.54%
Boyd Gaming Corp.	2,500	127,825
Station Casinos, Inc.	600	39,840
Wynn Resorts Ltd. (a)	2,600	122,902

		290,567

Retail — 16.04%
America’s Car-Mart, Inc. (a)	4,200	94,542
Cash America International, Inc.	5,150	103,618
Claire’s Stores, Inc.	3,990	95,959
CVS Corp.	4,200	122,094
Darden Restaurants, Inc.	3,000	98,940
Dollar Tree Stores, Inc. (a)	2,000	48,000
Lowe’s Companies, Inc.	3,250	189,215
MSC Industrial Direct Co., Inc.	1,700	57,375
Pantry, Inc. (a)	2,700	104,571
Staples, Inc.	3,600	76,752
Target Corp.	3,700	201,317
Walgreen Co.	1,100	50,589
Wal-Mart Stores, Inc.	6,395	308,239
Wendy’s International, Inc.	6,000	285,900

		1,837,111

Total Consumer, Cyclical (Cost $2,222,493)		2,487,054

Consumer, Non-cyclical — 9.75%
Commercial Services — 1.08%
Aaron Rents, Inc.	5,000	124,450

Cosmetics & Toiletries — 2.95%
Procter & Gamble Co.	6,400	337,600

Food & Beverages — 2.40%
Del Monte Foods Co. (a)	3,700	39,849
PepsiCo, Inc.	4,360	235,135

		274,984

Household Products — 3.32%
Fortune Brands, Inc.	2,400	213,120
Jarden Corp. (a)	1,530	82,497
Spectrum Brands, Inc.	1,580	52,140
The Yankee Candle Co., Inc.	1,000	32,100

		379,857

Total Consumer, Non-cyclical (Cost $1,003,243)		1,116,891

Energy — 7.25%
Oil & Gas — 5.29%
Callon Petroleum Co. (a)	4,500	66,510
Edge Petroleum Corp. (a)	3,700	57,794
Enterprise Products Partners LP	1,000	26,790
KCS Energy, Inc. (a)	3,500	60,795
Penn Virginia Corp.	1,400	62,538
Valero Energy Corp.	3,000	237,330
Whiting Petroleum Corp.	2,600	94,406

		606,163

Oil & Gas Services — 1.96%
Halliburton Co.	4,700	224,754

Total Energy (Cost $590,829)		830,917

Financial — 8.14%
Financial Services — 6.35%
Bear Stearns Cos., Inc.	1,600	166,304
Capital One Financial Corp.	1,500	120,015
Friedman Billings Ramsey Group REIT, Inc.	1,500	21,450
Goldman Sachs Group, Inc.	3,400	346,868
MBNA Corp.	2,800	73,248

		727,885

Insurance — 1.09%
Prudential Financial, Inc.	1,900	124,754

Real Estate — 0.70%
Capital Trust, Inc.	2,400	80,184

Total Financial (Cost $874,597)		932,823

2005 ANNUAL REPORT   27

Schedule of Investments
Quaker Core Equity Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Healthcare — 11.02%
Biotechnology — 1.01%
United Therapeutics Corp. (a)	2,400	$115,680

Healthcare — Products — 1.17%
Beckman Coulter, Inc.	1,400	88,998
Johnson & Johnson	700	45,500

		134,498

Healthcare — Services — 5.09%
Aetna, Inc.	1,890	156,530
Coventry Health Care, Inc. (a)	1,600	113,200
UnitedHealth Group, Inc.	6,000	312,840

		582,570

Pharmaceuticals — 3.75%
Kos Pharmaceuticals, Inc. (a)	1,700	111,350
Pfizer, Inc.	11,540	318,273

		429,623

Total Healthcare (Cost $1,216,052)		1,262,371

Industrial — 17.04%
Aerospace & Defense — 1.43%
Raytheon Co.	4,200	164,304

Electronics — 0.85%
Fisher Scientific International, Inc. (a)	1,500	97,350

Machinery — Diversified — 1.23%
Rockwell Automation, Inc.	2,900	141,259

Miscellaneous Manufacturing — 12.77%
3M Co.	1,500	108,450
Barnes Group, Inc.	2,710	89,701
Dover Corp.	4,300	156,434
General Electric Co.	19,740	683,991
Illinois Tool Works, Inc.	1,800	143,424
Leggett & Platt, Inc.	4,100	108,978
Roper Industries, Inc.	1,130	80,648
Textron, Inc.	1,200	91,020

		1,462,646

Packaging & Containers — 0.16%
Ball Corp.	500	17,980

Transportation — 0.60%
Kirby Corp. (a)	1,520	68,552

Total Industrial (Cost $1,980,878)		1,952,091

Technology — 11.08%
Computer Software & Services — 4.00%
Microsoft Corp.	18,440	458,050

Computers — 5.34%
Dell, Inc. (a)	11,500	454,365
EMC Corp. (a)	11,500	157,665

		612,030

Semiconductors — 1.74%
Intel Corp.	7,650	199,359

Total Technology (Cost $1,216,055)		1,269,439

Total Common Stocks (Cost $10,905,235)		$11,276,656

Equity Funds — 0.32%

Equity Funds — 0.32%
NASDAQ 100 Trust Series I	1,000	36,790

Total Equity Funds (Cost $38,309)		$36,790

Short Term Investments — 2.14%

Money Market Funds — 2.14%
Evergreen Institutional Money Market Fund	244,970	$244,970

Total Short Term Investments (Cost $244,970)		$244,970

Total Investments (Cost $11,188,514) — 100.89%		$11,558,416

Liabilities in Excess of Other Assets, Net (0.89)%		(101,650)

Total Net Assets — 100.00%		$11,456,766

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
28  2005 ANNUAL REPORT

Schedule of Investments
Quaker Small-Cap Growth Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 90.27%

Basic Materials — 0.65%
Chemicals — 0.65%
Hercules, Inc. (a)	1,500	$21,225

Total Basic Materials (Cost $21,042)		21,225

Communications — 5.64%
Advertising — 2.04%
Ventiv Health, Inc. (a)	3,460	66,708

Internet Software Services — 1.15%
Jupitermedia Corp. (a)	2,200	37,686

Multimedia — 0.60%
Thomas Nelson, Inc.	900	19,584

Telecommunications — 1.85%
Anixter International, Inc. (a)	1,270	47,206
Ditech Communications Corp. (a)	2,000	12,980

		60,186

Total Communications (Cost $206,345)		184,164

Consumer, Cyclical — 31.75%
Auto Manufacturers — 1.44%
Oshkosh Truck Corp.	600	46,968

Distribution & Wholesale — 4.64%
Central European Distribution Corp. (a)	1,270	47,409
Hughes Supply, Inc.	1,040	29,224
Wesco International, Inc. (a)	2,390	74,998

		151,631

Entertainment & Leisure — 3.91%
Bluegreen Corp. (a)	600	10,446
Penn National Gaming, Inc. (a)	1,580	57,670
Scientific Games Corp. (a)	2,000	53,860
Vail Resorts, Inc. (a)	200	5,620

		127,596

Food & Beverages — 0.68%
Centerplate, Inc.	1,730	22,057

Lodging — 5.78%
Boyd Gaming Corp.	2,200	112,486
Gaylord Entertainment Co. (a)	1,640	76,244

		188,730

Retail — 12.77%
Aeropostale, Inc. (a)	1,700	57,120
American Eagle Outfitters, Inc.	800	24,520
America’s Car-Mart, Inc. (a)	2,250	50,648
Cash America International, Inc.	1,830	36,820
CKE Restaurants, Inc.	2,100	29,232
Claire’s Stores, Inc.	950	22,847
Dollar Tree Stores, Inc. (a)	1,000	24,000
O Charleys, Inc. (a)	3,500	61,810
Pantry, Inc. (a)	2,200	85,206
Red Robin Gourmet Burgers, Inc. (a)	400	24,792

		416,995

Storage & Warehousing — 2.53%
Mobile Mini, Inc. (a)	2,400	82,752

Total Consumer, Cyclical (Cost $831,723)		1,036,729

Consumer, Non-cyclical — 7.18%
Commercial Services — 2.66%
Aaron Rents, Inc.	1,025	25,512
Ace Cash Express, Inc. (a)	2,400	61,344

		86,856

Household Products — 4.52%
Jarden Corp. (a)	550	29,656
Spectrum Brands, Inc. (a)	2,400	79,200
The Yankee Candle Co., Inc.	1,200	38,520

		147,376

Total Consumer, Non-cyclical (Cost $230,238)		234,232

Energy — 13.96%
Oil & Gas — 13.96%
Callon Petroleum Co. (a)	5,700	84,246
Edge Petroleum Corp. (a)	1,800	28,116
Frontier Oil Corp.	1,400	41,090
Holly Corp.	700	32,669
Houston Exploration Co. (a)	500	26,525
Penn Virginia Corp.	1,000	44,670
Plains Exploration & Production Co. (a)	1,650	58,625
Range Resources Corp.	1,100	29,590
Whiting Petroleum Corp. (a)	1,290	46,840
XTO Energy, Inc.	1,866	63,425

Total Energy (Cost $330,109)		455,796

Financial — 12.13%
Financial Services — 5.44%
Asta Funding, Inc.	3,000	83,340
Encore Capital Group, Inc. (a)	1,930	32,810
Marlin Business Services Corp. (a)	3,060	61,506

		177,656

Insurance — 1.67%
Argonaut Group, Inc. (a)	1,000	23,090
Ohio Casualty Corp.	1,300	31,434

		54,524

Investment Companies — 0.66%
American Capital Strategies, Ltd.	600	21,666

Real Estate — 4.36%
Capital Trust, Inc.	2,890	96,555
Equity Inns, Inc.	1,500	19,950
New Century Financial Corp.	500	25,725

		142,230

Total Financial (Cost $329,194)		396,076

2005 ANNUAL REPORT   29

Schedule of Investments
Quaker Small-Cap Growth Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Healthcare — 7.70%
Healthcare — Products — 2.77%
The Cooper Companies, Inc.	116	$7,060
Genesis Healthcare Corp. (a)	1,800	83,304

		90,364

Healthcare — Services — 4.93%
Beverly Enterprises, Inc. (a)	3,200	40,768
Lifepoint Hospitals, Inc. (a)	1,100	55,572
Sunrise Senior Living, Inc. (a)	1,200	64,776

		161,116

Total Healthcare (Cost $224,657)		251,480

Industrial — 10.23%
Aerospace & Defense — 0.95%
Orbital Sciences Corp. (a)	3,120	30,888

Electronics — 1.75%
Brady Corp.	1,000	31,000
Dionex Corp. (a)	600	26,166

		57,166

Machinery — Diversified — 6.10%
Idex Corp.	2,250	86,873
Middleby Corp. (a)	500	26,430
Westinghouse Air Brake Technologies Corp.	4,000	85,920

		199,223

Miscellaneous Manufacturing — 1.43%
Acuity Brands, Inc.	100	2,569
Barnes Group, Inc.	620	20,522
Trinity Industries, Inc.	740	23,702

		46,793

Total Industrial (Cost $308,599)		334,070

Technology — 1.03%
Computer Software & Services — 0.64%
Per-Se Technologies, Inc. (a)	1,000	21,020

Computers — 0.39%
Ciber, Inc. (a)	1,600	12,768

Total Technology (Cost $33,018)		33,788

Total Common Stocks (Cost $2,514,925)		$2,947,560

Equity Funds — 8.83%

Equity Fund — 8.83%
NASDAQ 100 Trust Series I	4,000	147,160
streetTRACKS Series Trust	3,000	141,090

Total Equity Funds (Cost $296,145)		$288,250

Short Term Investments — 1.00%

Money Market Funds — 1.00%
Evergreen Institutional Money Market Fund	32,801	$32,801

Total Short Term Investments (Cost $32,801)		$32,801

Total Investments (Cost $2,843,871) — 100.10%		$3,268,611

Liabilities in Excess of Other Assets, Net (0.10)%		(3,151)

Total Net Assets — 100.00%		$3,265,460

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
30  2005 ANNUAL REPORT

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 97.40%

Basic Materials — 3.25%
Chemicals — 3.25%
Praxair, Inc.	17,500	$815,500

Total Basic Materials (Cost $822,239)		815,500

Communications — 4.42%
Multimedia — 2.03%
Comcast Corp. (a)(b)	17,000	509,150

Telecommunications — 2.39%
3Com Corp. (a)	165,000	600,600

Total Communications (Cost $1,170,929)		1,109,750

Consumer, Cyclical — 19.61%
Home Builders — 13.32%
Centex Corp.	15,000	1,060,050
Lennar Corp.	16,000	1,015,200
Pulte Homes, Inc.	15,000	1,263,750

		3,339,000

Retail — 6.29%
Lowe’s Companies, Inc.	12,000	698,640
Petco Animal Supplies, Inc. (a)	30,000	879,600

		1,578,240

Total Consumer, Cyclical (Cost $4,717,848)		4,917,240

Consumer, Non-cyclical — 11.05%
Commercial Services — 6.91%
Pharmaceutical Product Development, Inc. (a)	26,000	1,218,360
PHH Corp. (a)(b)	20,000	514,400

		1,732,760

Food & Beverages — 4.14%
Diageo PLC ADR (b)	17,500	1,037,750

Total Consumer, Non-cyclical (Cost $2,325,131)		2,770,510

Energy — 8.34%
Oil & Gas — 8.34%
Chesapeake Energy Corp. (b)	38,000	866,400
ConocoPhillips (b)	8,000	459,920
XTO Energy, Inc. (b)	22,500	764,775

Total Energy (Cost $1,645,174)		2,091,095

Financial — 8.87%
Insurance — 2.37%
St. Paul Travelers Cos., Inc. (b)	15,000	592,950

Real Estate — 6.50%
The St. Joe Co. (b)	20,000	1,630,800

Total Financial (Cost $1,559,273)		2,223,750

Healthcare — 29.87%
Biotechnology — 7.19%
Celgene Corp. (a)	23,500	958,095
Illumina, Inc. (a)	70,000	844,900

		1,802,995

Healthcare — Products — 3.00%
Edwards Lifesciences Corp. (a) (b)	17,500	752,850

Healthcare — Services — 8.63%
Covance, Inc. (a)	25,000	1,121,750
UnitedHealth Group, Inc.	20,000	1,042,800

		2,164,550

Pharmaceuticals — 11.05%
Cephalon, Inc. (a)	25,000	995,250
Express Scripts, Inc. (a)	15,000	749,700
Sanofi-Aventis ADR	25,000	1,024,750

		2,769,700

Total Healthcare (Cost $6,990,011)		7,490,095

Industrial — 10.76%
Machinery — Diversified — 3.40%
Rockwell Automation, Inc.	17,500	852,425

Miscellaneous Manufacturing — 7.36%
Danaher Corp.	18,250	955,205
Roper Industries, Inc.	12,500	892,125

		1,847,330

Total Industrial (Cost $2,688,759)		2,699,755

Technology — 1.23%
Computer Software & Services — 1.23%
Novell, Inc. (a)	50,000	310,000

Total Technology (Cost $336,500)		310,000

Total Common Stocks (Cost $22,255,864)		$24,427,695

2005 ANNUAL REPORT   31

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2005

		Market
	Contracts*	Value
Call Options — 1.01%

Chesapeake Energy Corp. Expiration: July, 2005, Exercise Price: $20.00 (a)	200	$58,000
Medco Health Solutions, Inc. Expiration: July, 2005, Exercise Price: $50.00 (a)	300	108,000
Total Fina Elf Expiration: August, 2005, Exercise Price: $115.00 (a)	50	20,500
Expiration: November, 2005, Exercise Price: $115.00 (a)	10	6,400
Expiration: July, 2005, Exercise Price: $120.00 (a)	65	1,625
XTO Energy, Inc. Expiration: July, 2005, Exercise Price: $30.00 (a)	150	58,500

Total Call Options (Cost $279,542)		$253,025

	Number
	of Shares
Short Term Investments — 1.20%

Money Market Funds — 1.20%
Fidelity Institutional Cash Portfolios Fund	149,961	$149,961
Merrill Lynch Master EBP Repo Money Market Fund	149,961	149,961

Total Short Term Investments (Cost $299,922)		$299,922

Total Investments (Cost $22,835,328) — 99.61%		$24,980,642

Other Assets in Excess of Liabilities, Net 0.39%		97,620

Total Net Assets — 100.00%		$25,078,262

		Market
	Contracts*	Value
Call Options — 2.45%

Chesapeake Energy Corp. Expiration: October, 2005, Exercise Price: $20.00 (a)	380	$136,800
Comcast Corp. Expiration: January, 2007, Exercise Price: $35.00 (a)	170	30,600
ConocoPhillips Expiration: November, 2005, Exercise Price: $62.50 (a)	25	4,625
Diageo PLC Expiration: October, 2005, Exercise Price: $60.00 (a)	175	22,750
Edwards LifeSciences Corp. Expiration: November, 2005, Exercise Price: $45.00 (a)	175	26,250
PHH Corp. Expiration: November, 2005, Exercise Price: $25.00 (a)	200	54,000
St. Paul Travelers Cos., Inc. Expiration: January, 2006, Exercise Price: $35.00 (a)	50	27,000
The St. Joe Co. Expiration: January, 2006, Exercise Price: $75.00 (a)	170	185,300
XTO Energy, Inc. Expiration: November, 2005, Exercise Price: $30.00 (a)	225	126,000

		613,325

Total Options Written (Premiums received $431,260)		$613,325

ADR American Depository Receipt

(a)	Non-income producing security

(b)	Portion of the security is pledged as collateral for options written.

*	One option contract is equivalent to one hundred shares of common stock.
The accompanying notes are an integral part of the financial statements.
32  2005 ANNUAL REPORT

Schedule of Investments
Quaker Biotech Pharma-Healthcare Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 73.42%

Healthcare — 73.42%
Biotechnology — 65.47%
Alexion Pharmaceuticals, Inc. (a)	29,670	$683,597
Amgen, Inc. (a)	21,210	1,282,357
Amylin Pharmaceuticals, Inc. (a)	66,830	1,398,752
Anadys Pharmaceuticals, Inc. (a)	32,610	298,708
Ariad Pharmaceuticals, Inc. (a)	42,300	281,718
Celgene Corp. (a)	10,300	419,931
Cotherix, Inc. (a)	63,936	651,508
Critical Therapeutics, Inc. (a)	37,785	265,251
CV Therapeutics, Inc. (a)	29,000	650,180
Genzyme Corp. (a)	9,400	564,846
Gilead Sciences, Inc. (a)	11,000	483,890
Human Genome Sciences, Inc. (a)	53,700	621,846
Imclone Systems, Inc. (a)	17,500	541,975
InterMune, Inc. (a)	56,740	739,889
Medicines Co. (a)	35,040	819,585
MGI Pharma, Inc. (a)	40,400	879,104
Momenta Pharmaceuticals, Inc. (a)	30,700	606,939
Neurocrine Biosciences, Inc. (a)	21,630	909,758
Onyx Pharmaceuticals, Inc. (a)	29,400	702,072
Progenics Pharmaceuticals, Inc. (a)	21,400	446,404
Renovis, Inc. (a)	14,400	219,888

		13,468,198

Pharmaceuticals — 7.95%
King Pharmaceuticals, Inc. (a)	42,900	447,018
Mylan Laboratories, Inc.	20,500	394,420
Teva Pharmaceutical Industries Ltd. ADR	25,500	794,070

		1,635,508

Total Healthcare (Cost $14,392,689)		15,103,706

Total Common Stocks (Cost $14,392,689)		$15,103,706

Foreign Common Stocks — 1.13%

Switzerland — 1.13%
Biotechnology — 1.13%
ARPIDA AG (a)	18,080	232,753

Total Switzerland (Cost $224,258)		232,753

Total Foreign Common Stocks (Cost $224,258)		$232,753

		Market
	Contracts*	Value
Put Options — 0.11%

Amgen, Inc. Expiration: July, 2005, Exercise Price: $60.00 (a)	106	$5,830
Genzyme Corp. Expiration: July, 2005, Exercise Price: $60.00 (a)	94	15,980

Total Put Options (Cost $21,775)		$21,810

	Number
	of Shares
Short Term Investments — 14.19%

Money Market Funds — 14.19%
Merrill Lynch Master EBP Repo Money Market Fund	2,919,320	$2,919,320

Total Short Term Investments (Cost $2,919,320)		$2,919,320

Total Investments (Cost $17,558,042) — 88.85%		$18,277,589

Other Assets in Excess of Liabilities, Net 11.15%		2,293,288

Total Net Assets — 100.00%		$20,570,877

	Number
Schedule of Securities Sold Short	of Shares
Common Stocks — 4.75%

Cephalon, Inc. (a)	9,000	$358,290
Encysive Pharmaceuticals, Inc. (a)	19,000	205,390
Medimmune, Inc. (a)	15,500	414,160

Total Common Stocks (Proceeds $1,037,019)		$977,840

Equity Funds — 4.49%

iShares Nasdaq Biotechnology Index Fund (a)	13,600	923,440

Total Equity Funds (Proceeds $914,591)		$923,440

Total Securities Sold Short (Proceeds $1,951,610)		$1,901,280

ADR American Depository Receipt

(a)	Non-income producing security

*	One option contract is equivalent to one hundred shares of common stock.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   33

Schedule of Investments
Quaker Small-Cap Trend Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 99.40%

Communications — 2.00%
Telecommunications — 2.00%
Black Box Corp.	2,700	$95,580

Total Communications (Cost $117,812)		95,580

Consumer, Cyclical — 17.27%
Airlines — 2.35%
JetBlue Airways Corp. (a)	5,500	112,420

Home Builders — 5.67%
Monaco Coach Corp.	7,000	120,330
WCI Communities, Inc. (a)	4,700	150,541

		270,871

Home Furnishings — 2.39%
Ethan Allen Interiors, Inc.	3,400	113,934

Lodging — 2.30%
Aztar Corp. (a)	3,200	109,600

Retail — 4.56%
Barnes & Noble, Inc. (a)	3,000	116,400
CBRL Group, Inc.	2,600	101,036

		217,436

Total Consumer, Cyclical (Cost $781,196)		824,261

Consumer, Non-cyclical — 6.88%
Commercial Services — 4.41%
Arbitron, Inc.	2,300	98,670
Gevity HR, Inc.	1,900	38,057
Pharmaceutical Product Development, Inc. (a)	1,575	73,805

		210,532

Food & Beverages — 2.47%
Performance Food Group Co. (a)	3,900	117,819

Total Consumer, Non-cyclical (Cost $274,147)		328,351

Financial — 9.86%
Banks — 5.41%
Boston Private Financial Holdings, Inc.	3,900	98,280
Investors Financial Services Corp.	900	34,038
Wilmington Trust Corp.	3,500	126,035

		258,353

Financial Services — 3.85%
Cohen & Steers, Inc.	700	14,427
Waddell & Reed Financial, Inc.	4,200	77,700
WP Stewart & Company Ltd.	3,800	91,846

		183,973

Savings & Loans — 0.60%
BankAtlantic Bancorp, Inc.	1,500	28,425

Total Financial (Cost $472,012)		470,751

Healthcare — 28.66%
Biotechnology — 2.15%
Affymetrix, Inc. (a)	1,900	102,467

Healthcare — Products — 8.45%
Biosite, Inc. (a)	1,400	76,986
ICU Medical, Inc. (a)	2,746	88,339
PolyMedica Corp.	3,100	110,546
Zoll Medical Corp. (a)	5,000	127,250

		403,121

Healthcare — Services — 10.75%
Amerigroup Corp. (a)	3,600	144,720
Amsurg Corp. (a)	4,600	127,374
Centene Corp. (a)	2,000	67,160
Covance, Inc. (a)	1,000	44,870
Renal Care Group, Inc. (a)	2,800	129,080

		513,204

Pharmaceuticals — 7.31%
Accredo Health, Inc. (a)	2,900	131,660
Bradley Pharmaceuticals, Inc. (a)	3,700	39,775
Medicis Pharmaceutical Corp.	800	25,384
Priority Healthcare Corp. (a)	6,000	152,160

		348,979

Total Healthcare (Cost $1,109,755)		1,367,771

Industrial — 10.30%
Electrical Components & Equipment — 1.97%
Advanced Energy Industries, Inc. (a)	4,300	33,798
Intermagnetics General Corp. (a)	1,950	59,982

		93,780

Electronics — 6.88%
Benchmark Electronics, Inc. (a)	3,500	106,470
Molecular Devices Corp. (a)	5,000	108,150
Plexus Corp. (a)	8,000	113,840

		328,460

Transportation — 1.45%
Forward Air Corp.	2,450	69,261

Total Industrial (Cost $445,919)		491,501

Technology — 24.43%
Computer Software & Services — 4.21%
Advent Software, Inc. (a)	4,900	99,274
Cerner Corp. (a)	1,500	101,955

		201,229

Computers — 7.19%
BISYS Group, Inc. (a)	6,100	91,134
CACI International, Inc. (a)	1,900	120,004
Digimarc Corp. (a)	2,600	14,222
Mercury Computer Systems, Inc. (a)	4,300	117,691

		343,051

34  2005 ANNUAL REPORT

Quaker Small-Cap Trend Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Semiconductors — 13.03%
Cabot Microelectronics Corp. (a)	3,200	$92,768
Cree, Inc. (a)	3,600	91,692
DSP Group, Inc. (a)	4,000	95,480
Exar Corp. (a)	3,700	55,093
Lattice Semiconductor Corp. (a)	12,300	54,612
OmniVision Technologies, Inc. (a)	4,200	57,078
Photronics, Inc. (a)	5,300	123,702
Varian Semiconductor Equipment Associates, Inc. (a)	1,400	51,800

		622,225

Total Technology (Cost $1,075,212)		1,166,505

Total Common Stocks (Cost $4,276,053)		$4,744,720

Short Term Investments — 0.48%

Money Market Funds — 0.48%
Merrill Lynch Master EBP Repo Money Market Fund	22,877	$22,877

Total Short Term Investments (Cost $22,877)		$22,877

Total Investments (Cost $4,298,930) — 99.88%		$4,767,597

Other Assets in Excess of Liabilities, Net 0.12%		5,506

Total Net Assets — 100.00%		$4,773,103

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   35

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 98.47%

Basic Materials — 5.98%
Chemicals — 3.54%
Sherwin-Williams Co.	43,400	$2,043,706

Iron & Steel Production — 2.44%
Steel Dynamics, Inc.	53,800	1,412,250

Total Basic Materials (Cost $3,400,250)		3,455,956

Communications — 1.51%
Telecommunications — 1.51%
West Corp. (a)	22,700	871,680

Total Communications (Cost $726,157)		871,680

Consumer, Cyclical — 28.20%
Airlines — 2.57%
Skywest, Inc.	81,800	1,487,124

Apparel — 3.02%
Quiksilver, Inc. (a)	109,000	1,741,820

Auto Manufacturers — 3.12%
Oshkosh Truck Corp.	23,000	1,800,440

Auto Parts & Equipment — 4.40%
Borg Warner, Inc.	25,000	1,341,750
Johnson Controls, Inc.	21,300	1,199,829

		2,541,579

Home Builders — 9.67%
MDC Holdings, Inc.	27,000	2,220,750
Thor Industries, Inc.	31,250	982,187
Toll Brothers, Inc. (a)	23,500	2,386,425

		5,589,362

Lodging — 2.22%
Harrahs Entertainment, Inc.	17,800	1,282,846

Retail — 3.20%
American Eagle Outfitters, Inc.	60,400	1,851,260

Total Consumer, Cyclical (Cost $14,395,039)		16,294,431

Consumer, Non-cyclical — 5.35%
Commercial Services — 5.35%
Adesa, Inc.	47,000	1,023,190
H & R Block, Inc.	35,500	2,071,425

Total Consumer, Non-cyclical (Cost $2,881,797)		3,094,615

Energy — 11.26%
Oil & Gas — 5.24%
Houston Exploration Co. (a)	32,800	1,740,040
Kinder Morgan, Inc.	15,450	1,285,440

		3,025,480

Oil & Gas Services — 6.02%
Lone Star Technologies, Inc. (a)	29,800	1,355,900
Oil States International, Inc. (a)	84,400	2,124,348

		3,480,248

Total Energy (Cost $5,807,878)		6,505,728

Financial — 20.69%
Banks — 6.28%
City National Corp.	16,600	1,190,386
Marshall & Ilsley Corp.	27,400	1,217,930
Zions Bancorp	16,600	1,220,598

		3,628,914

Insurance — 14.41%
First American Corp.	32,300	1,296,522
Philadelphia Consolidated Holding Corp. (a)	12,000	1,017,120
Protective Life Corp.	46,200	1,950,564
Reinsurance Group America, Inc.	20,000	930,200
Universal American Financial Corp. (a)	52,233	1,181,510
W.R. Berkley Corp.	54,600	1,948,128

		8,324,044

Total Financial (Cost $11,096,901)		11,952,958

Healthcare — 8.65%
Healthcare — Services — 8.65%
Coventry Health Care, Inc. (a)	25,300	1,789,975
Humana, Inc. (a)	51,000	2,026,740
Quest Diagnostics, Inc.	22,200	1,182,594

Total Healthcare (Cost $4,654,556)		4,999,309

Industrial — 10.45%
Aerospace & Defense — 4.42%
Armor Holdings, Inc. (a)	34,000	1,346,740
Engineered Support Systems, Inc.	33,700	1,207,471

		2,554,211

Electronics — 2.07%
Amphenol Corp.	29,750	1,195,058

Hand & Machine Tools — 3.96%
Black & Decker Corp.	14,000	1,257,900
The Stanley Works	22,700	1,033,758

		2,291,658

Total Industrial (Cost $5,743,012)		6,040,927

Technology — 4.34%
Computer Software & Services — 2.30%
Check Point Software Technologies Ltd. (a)	67,000	1,326,600

Computers — 2.04%
Computer Sciences Corp. (a)	27,000	1,179,900

Total Technology (Cost $2,622,014)		2,506,500

36  2005 ANNUAL REPORT

Quaker Mid-Cap Value Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Utilities — 2.04%
Gas — 2.04%
Sempra Energy	28,500	$1,177,335

Total Utilities (Cost $1,151,346)		1,177,335

Total Common Stocks (Cost $52,478,950)		$56,899,439

Short Term Investments — 3.37%

Money Market Funds — 3.37%
Evergreen Institutional Money Market Fund	973,389	$973,389
Fidelity Institutional Cash Portfolios Fund	973,389	973,389

Total Short Term Investments (Cost $1,946,778)		$1,946,778

Total Investments (Cost $54,425,728) — 101.84%		$58,846,217

Liabilities in Excess of Other Assets, Net (1.84)%		(1,064,458)

Total Net Assets — 100.00%		$57,781,759

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   37

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 98.53%

Basic Materials — 3.57%
Chemicals — 1.31%
Agrium, Inc.	27,000	$529,470
Wellman, Inc.	20,500	208,895

		738,365

Iron & Steel Production — 2.12%
Oregon Steel Mills, Inc. (a)	14,500	249,545
Reliance Steel And Aluminum Co.	10,000	370,700
Ryerson Tull, Inc.	25,300	361,031
Steel Dynamics, Inc.	8,200	215,250

		1,196,526

Mining — 0.14%
Southern Peru Copper Corp.	1,900	81,396

Total Basic Materials (Cost $1,993,282)		2,016,287

Communications — 6.23%
Internet Software & Services — 2.58%
Earthlink, Inc. (a)	40,400	349,864
Infospace, Inc. (a)	6,500	214,045
Internet Security Systems, Inc. (a)	10,000	202,900
J2 Global Communications, Inc. (a)	8,600	296,184
United Online, Inc.	35,900	389,874

		1,452,867

Telecommunications — 3.65%
Arris Group, Inc. (a)	25,400	221,234
Black Box Corp.	6,200	219,480
Centurytel, Inc.	8,100	280,503
Commonwealth Telephone Enterprises, Inc.	8,200	343,662
Commscope, Inc. (a)	11,400	198,474
Comtech Telecommunications, Inc. (a)	13,650	445,400
Scientific-Atlanta, Inc.	10,500	349,335

		2,058,088

Total Communications (Cost $3,546,231)		3,510,955

Consumer, Cyclical — 21.32%
Airlines — 0.43%
ExpressJet Holdings, Inc. (a)	28,700	244,237

Apparel — 1.48%
K Swiss, Inc.	10,200	329,868
Phillips-Van Heusen Corp.	8,100	264,789
Timberland Co. (a)	6,200	240,064

		834,721

Auto Parts & Equipment — 1.31%
Autoliv, Inc.	9,400	411,720
Titan Wheel International Inc	23,500	328,530

		740,250

Distribution & Wholesale — 1.86%
Brightpoint, Inc. (a)	13,900	308,441
Handleman Co.	14,900	245,999
Ingram Micro, Inc. (a)	13,200	206,712
Owens & Minor, Inc.	8,800	284,680

		1,045,832

Entertainment & Leisure — 2.06%
Gtech Holdings Corp.	12,300	359,652
Lions Gate Entertainment Corp. (a)	35,900	368,334
Nautilus, Inc.	15,300	436,050

		1,164,036

Home Builders — 4.22%
Hovnanian Enterprises, Inc. (a)	4,200	273,840
KB Home	7,200	548,856
MDC Holdings, Inc.	4,290	352,852
Meritage Homes Corp. (a)	3,200	254,400
Standard Pacific Corp.	5,200	457,340
Toll Brothers, Inc. (a)	2,600	264,030
WCI Communities, Inc. (a)	7,100	227,413

		2,378,731

Home Furnishings — 0.98%
La-Z-Boy, Inc.	15,200	221,464
Whirlpool Corp.	4,700	329,517

		550,981

Office Furnishings — 0.73%
HNI Corp.	8,000	409,200

Retail — 8.25%
Abercrombie & Fitch Co.	7,000	480,900
American Eagle Outfitters, Inc.	8,200	251,330
CEC Entertainment, Inc. (a)	11,700	492,453
Children’s Place (a)	6,900	322,023
CKE Restaurants, Inc.	15,200	211,584
Darden Restaurants, Inc.	15,900	524,382
Hot Topic, Inc. (a)	15,300	292,536
Jack in the Box, Inc. (a)	10,400	394,368
Men’s Wearhouse, Inc. (a)	10,500	361,515
Pacific Sunwear of California, Inc. (a)	7,700	177,023
Pantry, Inc. (a)	12,100	468,633
Payless Shoesource, Inc. (a)	14,500	278,400
Stage Stores, Inc. (a)	9,100	396,760

		4,651,907

Total Consumer, Cyclical (Cost $10,280,615)		12,019,895

Consumer, Non-cyclical — 7.45%
Agricultural Products — 0.38%
Delta & Pine Land Co.	8,600	215,516

38  2005 ANNUAL REPORT

Quaker Small-Cap Value Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Commercial Services — 3.30%
Aaron Rents, Inc.	1,200	$29,868
Albany Molecular Research, Inc. (a)	11,100	155,400
Consolidated Graphics, Inc. (a)	8,500	346,545
Dollar Thrifty Automotive GP (a)	10,800	410,184
FTI Consulting, Inc. (a)	13,000	271,700
Korn Ferry International (a)	18,400	326,600
Watson Wyatt & Co. Holdings	12,400	317,812

		1,858,109

Food & Beverages — 2.20%
Chiquita Brands International, Inc.	17,600	483,296
Flowers Foods, Inc.	7,800	275,808
Ruddick Corp.	18,900	482,517

		1,241,621

Holding Companies — Diversified — 0.78%
Walter Industries, Inc.	10,900	438,180

Household Products — 0.79%
John H. Harland Co.	11,700	444,600

Total Consumer, Non-cyclical (Cost $3,967,387)		4,198,026

Energy — 6.25%
Oil & Gas — 4.44%
Frontier Oil Corp.	19,000	557,650
Giant Industries, Inc. (a)	13,500	486,000
Houston Exploration Co. (a)	7,000	371,350
PetroKazakhstan, Inc.	14,800	541,384
Remington Oil And Gas Corp. (a)	6,600	235,620
Todco (a)	12,100	310,607

		2,502,611

Oil & Gas Services — 1.81%
Lone Star Technologies, Inc. (a)	5,100	232,050
Oil States International, Inc. (a)	15,600	392,652
Veritas DGC, Inc. (a)	14,200	393,908

		1,018,610

Total Energy (Cost $2,681,936)		3,521,221

Financial — 21.55%
Banks — 2.61%
Banco Latinoamericano De Exportaciones SA	19,400	348,230
First Bancorp	11,300	453,695
SVB Financial Group (a)	9,100	435,890
Webster Financial Corp.	5,000	233,450

		1,471,265

Financial Services — 5.07%
A.G. Edwards, Inc.	10,500	474,075
Accredited Home Lenders Holding Co. (a)	9,700	426,800
Compucredit Corp. (a)	3,800	130,264
Eaton Vance Corp.	18,200	435,162
Indymac Bancorp, Inc.	9,800	399,154
Investment Technology Group, Inc. (a)	23,800	500,276
Metris Companies, Inc. (a)	16,300	235,698
Providian Financial Corp. (a)	14,700	259,161

		2,860,590

Insurance — 7.55%
Commerce Group, Inc.	7,600	472,036
Endurance Specialty Holdings Ltd.	10,300	389,546
Infinity Property & Casualty Corp.	10,500	366,240
IPC Holdings Ltd.	1,000	39,620
LandAmerica Financial Group	8,400	498,708
Platinum Underwriters Holdings Ltd.	12,800	407,296
PMI Group, Inc.	12,800	498,944
Radian Group, Inc.	10,000	472,200
Stewart Information Services Corp.	8,900	373,800
UICI	8,600	256,022
Zenith National Insurance Corp.	7,100	481,806

		4,256,218

Real Estate — 3.28%
CB Richard Ellis Group, Inc. (a)	9,500	416,670
Jones Lang Lasalle, Inc. (a)	9,300	411,339
The St. Joe Co.	7,200	587,088
Trammell Crow Co. (a)	17,900	433,896

		1,848,993

Savings & Loans — 3.04%
Astoria Financial Corp.	3,300	93,951
Downey Financial Corp.	7,300	534,360
FirstFed Financial Corp. (a)	6,300	375,543
Independence Community Bank Corp.	8,500	313,905
TierOne Corp.	14,500	393,385

		1,711,144

Total Financial (Cost $10,496,884)		12,148,210

Healthcare — 10.26%
Biotechnology — 1.31%
Charles River Laboratories International, Inc. (a)	3,800	183,350
Invitrogen Corp. (a)	4,500	374,805
United Therapeutics Corp. (a)	3,800	183,160

		741,315

2005 ANNUAL REPORT   39

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Healthcare — Products — 4.21%
American Medical Systems Holdings, Inc. (a)	18,300	$377,895
Dade Behring Holdings, Inc.	6,000	390,060
DJ Orthopedics, Inc. (a)	9,100	249,613
IDEXX Laboratories, Inc. (a)	4,700	292,951
Mentor Corp.	6,500	269,620
Surmodics, Inc. (a)	9,800	425,026
Techne Corp. (a)	8,000	367,280

		2,372,445

Healthcare — Services — 2.61%
Genesis Healthcare Corp. (a)	10,600	490,568
Humana, Inc. (a)	3,100	123,194
Kindred Healthcare, Inc. (a)	9,900	392,139
Magellan Health Services Inc. (a)	3,400	120,054
Sierra Health Services (a)	4,800	343,008

		1,468,963

Pharmaceuticals — 2.13%
Alpharma, Inc.	30,300	438,441
Angiotech Pharmaceuticals, Inc. (a)	15,000	207,900
Biovail Corp. (a)	12,000	186,240
Cephalon, Inc. (a)	7,800	310,518
King Pharmaceuticals, Inc. (a)	5,800	60,436

		1,203,535

Total Healthcare (Cost $4,919,818)		5,786,258

Industrial — 8.40%
Building Materials — 0.62%
Eagle Materials, Inc.	3,800	351,842

Electrical Components & Equipment — 0.85%
Energizer Holdings, Inc. (a)	3,600	223,812
General Cable Corp. (a)	17,100	253,593

		477,405

Electronics — 1.95%
Avnet, Inc. (a)	14,200	319,926
CTS Corp.	11,500	141,335
Imax Corp. (a)	41,900	416,486
PerkinElmer, Inc.	11,700	221,130

		1,098,877

Environmental Control — 0.43%
Republic Services, Inc.	6,800	244,868

Machinery — Construction & Mining — 0.10%
Terex Corp. (a)	1,500	59,100

Machinery — Diversified — 0.27%
NACCO Industries, Inc.	1,400	150,108

Metal Fabricate & Hardware — 1.54%
Quanex Corp.	8,400	445,284
Timken Co.	18,300	422,730

		868,014

Miscellaneous Manufacturing — 0.35%
A.O. Smith Corp.	7,300	194,983

Packaging & Containers — 0.12%
Silgan Holdings, Inc.	1,200	67,488

Transportation — 2.17%
GATX Corp.	15,300	527,850
Ryder System, Inc.	9,700	355,020
Teekay Shipping Corp.	7,800	342,420

		1,225,290

Total Industrial (Cost $4,233,590)		4,737,975

Technology — 10.06%
Computer Software & Services — 5.05%
Activision, Inc. (a)	2,000	33,040
Cognos, Inc. (a)	7,300	249,222
CSG Systems International, Inc. (a)	15,700	297,986
Dun & Bradstreet Corp. (a)	6,000	369,900
Fair Isaac Corp.	11,900	434,350
Mantech International Corp. (a)	7,400	229,696
Sybase, Inc. (a)	23,700	434,895
Take-Two Interactive Software, Inc. (a)	9,900	251,955
THQ, Inc. (a)	9,900	289,773
Transaction Systems Architects, Inc. (a)	10,300	253,689

		2,844,506

Computers — 2.92%
Agilysys, Inc.	13,800	216,660
Hutchinson Technology, Inc. (a)	8,300	319,633
Intergraph Corp. (a)	9,900	341,154
Komag, Inc. (a)	11,600	329,092
Reynolds & Reynolds Co.	7,900	213,537
Western Digital Corp. (a)	16,900	226,798

		1,646,874

Semiconductors — 2.09%
Lam Research Corp. (a)	13,500	390,690
Memc Electronic Materials, Inc. (a)	15,500	244,435
Photronics, Inc. (a)	13,500	315,090
Sigmatel, Inc. (a)	13,400	229,944

		1,180,159

Total Technology (Cost $5,537,095)		5,671,539

Utilities — 3.44%
Electric — 2.52%
CMS Energy Corp. (a)	19,200	289,152
Energy East Corp.	7,500	217,350
Northeast Utilities	12,400	258,664
NRG Energy, Inc. (a)	11,200	421,120
Scana Corp.	100	4,271
Wisconsin Energy Corp.	5,900	230,100

		1,420,657

40  2005 ANNUAL REPORT

Quaker Small-Cap Value Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Gas — 0.92%
Energen Corp.	14,800	$518,740

Total Utilities (Cost $1,535,226)		1,939,397

Total Common Stocks (Cost $49,192,064)		$55,549,763

Warrants — 0.00%

Imperial Credit Industries, Inc. (a)	806	—

Total Warrants (Cost $0)		$—

Short Term Investments — 2.33%

Money Market Funds — 2.33%
Evergreen Institutional Money Market Fund	1,315,894	$1,315,894

Total Short Term Investments (Cost $1,315,894)		$1,315,894

Total Investments (Cost $50,507,958) — 100.86%		$56,865,657

Liabilities in Excess of Other Assets, Net (0.86)%		(482,704)

Total Net Assets — 100.00%		$56,382,953

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   41

Schedule of Investments
Geewax Terker Core Value Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks — 90.66%

Basic Materials — 8.36%
Chemicals — 2.29%
Airgas, Inc.	1,800	$44,406

Forest Products & Paper — 2.30%
Plum Creek Timber Company, Inc.	500	18,150
Rayonier, Inc.	500	26,515

		44,665

Iron & Steel Production — 1.58%
POSCO ADR	700	30,779

Mining — 2.19%
Anglo American PLC ADR	300	7,050
BHP Billiton Ltd. ADR	1,300	35,490

		42,540

Total Basic Materials (Cost $160,662)		162,390

Communications — 3.30%
Advertising — 0.50%
Ventiv Health, Inc. (a)	500	9,640

Media — 2.50%
News Corp.	3,000	48,540

Telecommunications — 0.30%
Ditech Communications Corp. (a)	900	5,841

Total Communications (Cost $82,891)		64,021

Consumer, Cyclical — 13.29%
Distribution & Wholesale — 1.01%
Hughes Supply, Inc.	700	19,670

Food & Beverages — 0.72%
Centerplate, Inc.	1,100	14,025

Home Builders — 2.47%
WCI Communities, Inc. (a)	1,500	48,045

Retail — 9.09%
Claire’s Stores, Inc.	400	9,620
Dollar Tree Stores, Inc. (a)	1,000	24,000
Lowe’s Companies, Inc.	500	29,110
Pantry, Inc. (a)	600	23,238
Target Corp.	550	29,925
Wal-Mart Stores, Inc.	1,260	60,732

		176,625

Total Consumer, Cyclical (Cost $258,948)		258,365

Consumer, Non-cyclical — 3.34%
Agricultural Products — 1.25%
Cresud S.A.C.I.F. and A. ADR	2,000	24,300

Household Products — 2.09%
Fortune Brands, Inc.	200	17,760
Jarden Corp. (a)	300	16,176
Spectrum Brands, Inc.	200	6,600

		40,536

Total Consumer, Non-cyclical (Cost $63,250)		64,836

Energy — 11.69%
Oil & Gas — 11.69%
Callon Petroleum Co. (a)	1,000	14,780
Giant Industries, Inc. (a)	1,000	36,000
Newfield Exploration Co. (a)	1,200	47,868
Penn Virginia Corp.	400	17,868
Statoil ASA ADR	2,100	42,630
Valero Energy Corp.	400	31,644
Whiting Petroleum Corp. (a)	1,000	36,310

Total Energy (Cost $160,261)		227,100

Financial — 23.09%
Banks — 0.69%
East West Bancorp, Inc.	400	13,436

Financial Miscellaneous — 1.10%
First Cash Financial Services, Inc. (a)	1,000	21,370

Financial Services — 11.07%
Asta Funding, Inc.	1,600	44,448
Bear Stearns Cos., Inc.	170	17,670
Citigroup, Inc.	1,500	69,345
Encore Capital Group, Inc. (a)	1,060	18,020
Friedman Billings Ramsey Group, Inc.	800	11,440
Goldman Sachs Group, Inc.	400	40,808
Merrill Lynch & Co., Inc.	500	13,250

		214,981

Insurance — 4.40%
HCC Insurance Holdings, Inc.	700	26,509
Prudential Financial, Inc.	900	59,094

		85,603

Investment Companies — 1.90%
Apollo Investment Corp.	2,000	36,860

Real Estate — 3.93%
Capital Trust, Inc.	800	26,728
Ashford Hospitality Trust, Inc.	1,300	14,040
Pope Resources Limited Partnership	1,000	35,550

		76,318

Total Financial (Cost $406,644)		448,568

Healthcare — 7.96%
Healthcare — Products — 0.40%
Microtek Medical Holdings, Inc. (a)	2,100	7,707

42  2005 ANNUAL REPORT

Geewax Terker Core Value Fund
June 30, 2005

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Healthcare — Services — 7.56%
Aetna, Inc.	310	$25,674
Lifepoint Hospitals, Inc. (a)	800	40,416
Unitedhealth Group, Inc.	1,550	80,817

		146,907

Total Healthcare (Cost $143,974)		154,614

Industrial — 14.43%
Electronics — 1.64%
Rogers Corp. (a)	300	12,165
TTM Technologies, Inc. (a)	2,600	19,786

		31,951

Machinery — Diversified — 0.38%
Rockwell Automation, Inc.	150	7,307

Metal Fabricate & Hardware — 2.01%
Precision Castparts Corp.	500	38,950

Miscellaneous Manufacturing — 8.32%
3M Co.	200	14,460
General Electric Co.	2,400	83,160
Harsco Corp.	500	27,275
Leggett & Platt, Inc.	900	23,922
Trinity Industries, Inc.	400	12,812

		161,629

Transportation — 2.08%
Genesee & Wyoming, Inc. (a)	700	19,047
Kirby Corp. (a)	200	9,020
Norfolk Southern Corp.	400	12,384

		40,451

Total Industrial (Cost $267,255)		280,288

Technology — 0.20%
Computers — 0.20%
Dell, Inc. (a)	100	3,951

Total Technology (Cost $3,621)		3,951

Utilities — 5.00%
Electric — 4.15%
Exelon Corp.	600	30,798
TXU Corp.	600	49,854

		80,652

Gas — 0.85%
Sempra Energy	400	16,524

Total Utilities (Cost $58,235)		97,176

Total Common Stocks (Cost $1,605,741)		$1,761,309

Equity Funds — 8.26%

Equity Fund — 8.26%
iShares Russell 1000 Value Index Fund	1,100	73,392
iShares S&P 500/ Barra Value Index Fund	1,400	87,052

Total Equity Funds (Cost $158,650)		$160,444

Short Term Investments — 0.53%

Money Market Funds — 0.53%
Merrill Lynch Master EBP Repo Money Market Fund	10,357	$10,357

Total Short Term Investments (Cost $10,357)		$10,357

Total Investments (Cost $1,774,748) — 99.45%		$1,932,110

Other Assets in Excess of Liabilities, Net 0.55%		10,752

Total Net Assets — 100.00%		$1,942,862

ADR American Depository Receipt

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   43

Schedule of Investments
Quaker Fixed Income Fund
June 30, 2005

	Principal
	Amount	Value
Corporate Bonds — 14.65%

Financial Services — 2.69%
General Motors Acceptance Corp. 6.75%, 01/15/2006	$100,000	$100,789

Healthcare — Products — 7.79%
C R Bard, Inc. 6.70%, 12/01/2026	250,000	292,186

Textiles — 4.17%
Hoechst Celanese Corp. 7.125%, 03/15/2009	150,000	156,621

Total Corporate Bonds (Cost $494,276)		$549,596

Asset Backed Securities — 28.95%

Chase Commercial Mortgage Securities Corp.
Series 1996-2 A, 6.90%, 11/19/2028	46,924	47,571
Series 1999-2 A, 7.032%, 01/15/2032	41,185	42,954
Commercial Mortgage Acceptance Corp.
Series 1999-C1 A2, 7.03%, 06/15/2031	20,000	21,833
Conseco Finance Securitizations Corp.
Series 2000-1 M, 9.08%, 05/01/2031 (a)(b)	25,000	2,250
CS First Boston Mortgage Securities Corp.
Series 2002-1, 7.50%, 05/25/2032	464,645	469,789
Deutsche Mortgage & Asset Receiving Corp.
Series 1998-C1 A, 6.538%, 06/15/2031	54,508	57,139
DLJ Commercial Mortgage Corp.
Series 1998-CF1 AB, 6.41%, 02/18/2031	24,881	26,026
Series 1998-CG1 AB, 6.41%, 06/10/2031	98,204	103,518
First Union Lehman Brothers Commercial Mortgage Trust
Series 1997-C1 A, 7.38%, 04/18/2029	60,685	62,939
GMAC Commercial Mortgage Security, Inc.
Series 1997-C2 A, 6.566%, 4/15/2029	36,009	37,686
JP Morgan Commercial Mortgage Finance Corp.
Series 1999-C7 A, 6.18%, 10/15/2035	7,714	7,870
Merrill Lynch Mortgage Investors, Inc.
Series 1997-C1 A, 7.12%, 06/18/2029(c)	7,750	7,970
Series 1998-C1 A1, 6.31%, 11/15/2026	6,171	6,228
Series 1995-C2 A1, 6.74%, 06/15/2021(c)	7,785	7,796
Mortgage Capital Funding, Inc.
Series 1997-MC2, 7.117%, 11/20/2027	85,000	90,250
Nomura Asset Securities Corp.
Series 1998-D6 A2, 6.786%, 03/15/2030(c)	50,000	58,353
Salomon Brothers Mortgage Securities VI, Inc.
Series 1986-1 A, 6.00%, 12/25/2011	35,592	35,507

Total Asset Backed Securities (Cost $1,081,441)		$1,085,679

U.S. Government & Agency Obligations — 56.54%

Federal Home Loan Mortgage Corp. — 20.82%
Series 2649KA, 4.50%, 07/15/2018	$98,112	96,443
Series 2833, 5.50%, 12/15/2031	300,000	302,342
Series 2876, 5.50%, 10/15/2034	337,881	341,645
Series 22 C, 9.50%, 04/15/2020	40,503	40,462

		780,892

Federal National Mortgage Association — 23.76%
Series 1993-152 K, 0.00%, 08/25/2023 (a)	33,108	29,709
Series 2003-33 LD, 4.25%, 09/25/2022	561,142	558,502
Series 2002-93 CB, 5.25%, 10/25/2030	298,155	302,785

		890,996

Government National Mortgage Association — 9.05%
Pool 8597, 4.375%, 02/20/2025(c)	12,159	12,358
Pool 8314, 4.125%, 11/20/2023(c)	15,578	15,812
Pool 8413, 4.125%, 10/20/2018(c)	29,712	30,120
Pool 8701, 4.125%, 10/20/2020(c)	50,630	51,358
Pool 8690, 3.75%, 09/20/2020(c)	13,893	13,986
Series 8249, 3.75%, 08/20/2017(c)	32,276	32,466
Pool E50726, 8.50%, 07/01/2007	64,155	66,921
Pool E51028, 8.50%, 07/01/2007	11,577	12,076
Pool E51721, 8.50%, 01/01/2008	45,656	47,624
Pool E51878, 8.50%, 09/01/2007	54,233	56,571

		339,292

U.S. Treasury Note — 2.91%
4.00%, 02/15/2015	50,000	50,178
5.375%, 02/15/2031	50,000	59,000

		109,178

Total U.S. Government & Agency Obligations (Cost $2,112,112)		$2,120,358

Total Investments (Cost $3,687,829) — 100.14%		$3,755,633

Liabilities in Excess of Other Assets, Net (0.14)%		(5,113)

Total Net Assets — 100.00%		$3,750,520

(a)	Non-income producing security

(b)	Securities for which market quotations are not readily available are valued at fair market value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair of such securities at June 30, 2005 is $2,250, which represents 0.06% of total net assets.

(c)	Variable rate security, the rate shown is the effective rate as of June 30, 2005.
The accompanying notes are an integral part of the financial statements.
44  2005 ANNUAL REPORT

[This page intentionally left blank]

Statements of Assets and Liabilities
June 30, 2005

	Growth Funds

	Quaker	Quaker	Quaker	Quaker	Quaker
	Strategic	Core Equity	Small-Cap	Capital	Biotech Pharma-
	Growth Fund	Fund	Growth Fund	Opportunities Fund	Healthcare Fund
ASSETS:

Investments, at value	$590,898,659	$11,558,416	$3,268,611	$24,980,642	$18,277,589
Cash	—	—	—	—	—
Deposits with brokers for securities sold short	46,880,686	—		—	4,188,384
Receivables:
Dividends and interest	688,490	10,901	2,486	22,697	8,840
Capital shares sold	3,047,706	—	—	145,342	35,320
Investment securities sold	17,021,182	245,941	—	894,557	—
Due from Adviser	—	—	—	—	—
Commission Recapture	28,460	—	—	—	—
Prepaid expenses and other assets	84,017	6,960	849	8,433	9,191

Total assets	658,649,200	11,822,218	3,271,946	26,051,671	22,519,324

LIABILITIES:

Payables:
Capital shares redeemed	328,108	—	—	—	6,139
Investment securities purchased	7,199,174	345,549	—	312,211	—
Distributions	—	—	—	—	—
Due to custodian	—	—	—	—	—
Securities sold short, at value	4,157,766	—	—	—	1,901,280
Call options written, at value	—	—	—	613,325	—
Accrued expenses	242,180	7,189	3,239	11,685	8,762
Distribution fees	172,230	1,957	387	13,214	7,232
Trustee expenses	37,610	874	85	1,416	1,330
Due to adviser (note 3)	670,229	9,883	2,775	21,558	23,704

Total liabilities	12,807,297	365,452	6,486	973,409	1,948,447

NET ASSETS	$645,841,903	$11,456,766	$3,265,460	$25,078,262	$20,570,877

NET ASSETS CONSIST OF:

Paid-in capital	$560,247,768	$16,708,981	$3,363,852	$21,625,705	$20,657,427
Accumulated net realized gain (loss) on investments	23,232,013	(5,622,117)	(523,132)	1,489,308	(856,427)
Accumulated net investment income	—	—	—	—	—
Net unrealized appreciation on investments	62,362,122	369,902	424,740	1,963,249	769,877

Total Net Assets	$645,841,903	$11,456,766	$3,265,460	$25,078,262	$20,570,877

Investments, at Cost	$528,780,405	$11,188,514	$2,843,871	$22,835,328	$17,558,042
Proceeds from Securities Sold Short	4,401,634	—	—	—	1,951,610
Premiums Received from Options Written	—	—	—	431,260	—

Class A shares:
Net Assets	$530,271,145	$8,290,178	$484,472	$11,969,835	$15,295,077

Shares of Beneficial interest outstanding(1)	23,626,494	721,500	50,990	1,060,489	1,243,874

Net Asset Value per share	$22.44	$11.49	$9.50	$11.29	$12.30

Offering price per share	$23.75	$12.16	$10.05	$11.95	$13.02

Class B shares:
Net Assets	$16,106,258	$166,519	$127,504	$1,175,787	$1,238,122

Shares of Beneficial interest outstanding(1)	740,281	15,005	13,880	105,748	102,828

Net Asset Value, offering and redemption(2) price per share	$21.76	$11.10	$9.19	$11.12	$12.04

Class C shares:
Net Assets	$66,958,226	$143,479	$229,423	$11,932,640	$4,037,678

Shares of Beneficial interest outstanding(1)	3,088,871	13,009	24,824	1,073,329	335,124

Net Asset Value, offering and redemption(2) price per share	$21.68	$11.03	$9.24	$11.12	$12.05

Class I shares:
Net Assets	$32,506,274	$2,856,590	$2,424,061

Shares of Beneficial interest outstanding(1)	1,432,081	259,533	248,700

Net Asset Value, offering and redemption price per share	$22.70	$11.01	$9.75

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
46  2005 ANNUAL REPORT

Blend Fund	Value Funds			Fixed Income Fund

Quaker	Quaker	Quaker		Quaker
Small-Cap	Mid-Cap	Small-Cap	Geewax Terker	Fixed Income
Trend Fund	Value Fund	Value Fund	Core Value Fund	Fund

$4,767,597	$58,846,217	$56,865,657	$1,932,110	$3,755,633
—	—	2,575	310	—
—	—	—	—	—
588	42,736	26,986	2,482	23,407
5,000	75,704	41,980	—	—
15,557	—	748,254	9,158	—
371	—	6,772	—	—
—	3,005	—	—	—
3,797	14,375	38,748	618	6,102

4,792,910	58,982,037	57,730,972	1,944,678	3,785,142

1,790	27,147	13,311	—	—
10,707	1,073,684	1,239,397	—	—
—	—	—	—	2,763
—	—	—	—	25,666
—	—	—	—	—
—	—	—	—	—
2,374	24,307	26,170	1,318	2,336
1,895	21,081	10,554	396	2,442
312	4,605	3,640	102	292
2,729	49,454	54,947	—	1,123

19,807	1,200,278	1,348,019	1,816	34,622

$4,773,103	$57,781,759	$56,382,953	$1,942,862	$3,750,520

$4,288,803	$48,128,814	$42,099,055	$1,684,774	$4,723,289
15,633	5,232,456	7,926,199	92,775	(1,069,413)
—	—	—	7,951	28,840
468,667	4,420,489	6,357,699	157,362	67,804

$4,773,103	$57,781,759	$56,382,953	$1,942,862	$3,750,520

$4,298,930	$54,425,728	$50,507,958	$1,774,748	$3,687,829
—	—	—	—	—
—	—	—	—	—

$3,003,237	$40,198,439	$21,818,094	$1,942,862	$1,037,574

277,282	2,411,806	1,125,357	163,801	109,455

$10.83	$16.67	$19.39	$11.86	$9.48

$11.46	$17.64	$20.52	$12.55	$9.90

	$2,452,160	$1,004,609		$636,301

	151,783	53,825		67,398

	$16.16	$18.66		$9.44

$1,570,277	$13,379,291	$6,597,156		$1,986,677

146,982	839,479	362,340		210,544

$10.68	$15.94	$18.21		$9.44

$199,589	$1,751,869	$26,963,094		$89,968

18,487	103,198	1,371,864		9,512

$10.80	$16.98	$19.65		$9.46

The accompanying notes are an integral part of the financial statements
2005 ANNUAL REPORT   47

Statements of Operations
For the Fiscal Year Ended June 30, 2005

	Growth Funds

	Quaker	Quaker	Quaker	Quaker	Quaker
	Strategic	Core	Small-Cap	Capital	Biotech Pharma-
	Growth Fund	Equity Fund	Growth Fund	Opportunities Fund	Healthcare Fund
INVESTMENT INCOME

Income:
Dividends	$4,019,862	$182,214	$25,539	$192,045	$27,371
Interest	2,059,516	1,964	866	6,535	111,859

Total Income	6,079,378	184,178	26,405	198,580	139,230

Expenses:
Investment advisory fees (note 3)	6,278,727	120,847	31,005	266,129	271,203
Fund administration, accounting, and transfer agent fees (note 3)	1,074,161	25,765	6,591	51,161	41,667
Custody fees	58,085	5,253	3,657	9,805	8,196
Trustee fees and meeting expenses	297,811	7,283	1,765	14,274	11,791
Legal fees	242,324	6,018	1,583	12,217	8,863
Audit fees	59,168	1,385	357	2,777	2,253
Distribution fees — Class A	981,387	20,862	895	26,979	32,930
Distribution fees — Class B	161,519	1,714	1,171	12,158	14,622
Distribution fees — Class C	502,205	1,485	2,459	109,190	40,696
Officer Compensation	45,170	1,046	265	2,127	1,753
Registration and filing expenses	100,404	12,807	1,486	12,826	22,706
Printing expenses	206,595	3,826	1,102	8,964	7,508
Dividends on securities sold short	115,830	—	—	—	—
Other operating expenses	163,308	8,961	5,231	10,613	8,621

Total expenses	10,286,694	217,252	57,567	539,220	472,809

Less:
Investment advisory fees waived & reimbursed (note 3)	—	—	—	—	—
Service provider fees waived (note 3)	—	—	—	—	—
Fees paid indirectly	229,214	—	—	—	—
Net expenses	10,057,480	217,252	57,567	539,220	472,809

Net investment income (loss)	(3,978,102)	(33,074)	(31,162)	(340,640)	(333,579)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) from investments (excluding short securities)	34,363,763	202,040	254,058	2,639,094	(874,444)
Net realized gain (loss) from short securities	(1,535,652)	—	—	—	237,566
Net realized loss from written options	(671,315)	—	—	(360,412)	(63,267)
Net realized gain from currency transactions	—	—	—	—	6,654
Change in net unrealized appreciation on investments (excluding short securities)	34,133,738	(319)	98,104	380,477	428,728
Change in net unrealized appreciation (depreciation) on short securities	(283,468)	—	—	—	12,335
Change in net unrealized appreciation (depreciation) on written options	(152,100)	—	—	(182,065)	—

Net realized and unrealized gain (loss) on investments and foreign currency transactions	65,854,966	201,721	352,162	2,477,094	(252,428)

Net increase (decrease) in net assets resulting from operations	$61,876,864	$168,647	$321,000	$2,136,454	$(586,007)

48  2005 ANNUAL REPORT

Blended Fund	Value Funds			Fixed Income Fund

Quaker	Quaker	Quaker		Quaker
Small-Cap	Mid-Cap	Small-Cap	Geewax Terker	Fixed Income
Trend Fund	Value Fund	Value Fund	Core Value Fund	Fund

$20,172	$558,689	$603,446	$24,603	$—
542	58,775	12,701	377	244,350

20,714	617,464	616,147	24,980	244,350

53,189	587,021	598,933	17,194	28,468
9,874	125,756	115,318	3,648	9,836
4,064	20,696	12,854	2,053	4,531
2,831	36,145	32,354	1,011	2,815
1,826	28,513	30,000	900	2,155
774	6,744	6,234	199	527
7,093	99,153	48,346	4,090	2,833
—	28,514	9,825	—	8,062
13,603	116,663	51,165	—	23,538
411	5,278	4,753	156	381
14,675	30,266	24,405	1,157	10,728
1,916	22,114	21,686	618	1,398
—	—	—	—	—
3,251	23,612	27,528	3,197	4,717

113,507	1,130,475	983,401	34,223	99,989

9,392	—	—	17,194	13,161
—	—	—	—	9,836
—	101,138	—	—	—
104,115	1,029,337	983,401	17,029	76,992

(83,401)	(411,873)	(367,254)	7,951	167,358

96,717	7,455,175	8,635,085	158,340	1,254
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
453,769	(1,063,476)	(2,097,992)	10,716	43,628
—	—	—	—	—
—	—	—	—	—

550,486	6,391,699	6,537,093	169,056	44,882

$467,085	$5,979,826	$6,169,839	$177,007	$212,240

The accompanying notes are an integral part of the financial statements
2005 ANNUAL REPORT   49

Statements of Changes in Net Assets
For the Fiscal Year Ended June 30, 2005

	Growth Funds

	Quaker	Quaker	Quaker	Quaker	Quaker
	Strategic	Core Equity	Small-Cap	Capital	Biotech Pharma-
	Growth Fund	Fund	Growth Fund	Opportunities Fund	Healthcare Fund
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income (loss)	$(3,978,102)	$(33,074)	$(31,162)	$(340,640)	$(333,579)
Net realized gain (loss) on from investment and foreign currency transactions	32,156,796	202,040	254,058	2,278,682	(693,491)
Change in net unrealized appreciation on investments	33,698,170	(319)	98,104	198,412	441,063

Net increase (decrease) in net assets resulting from operations	$61,876,864	$168,647	$321,000	$2,136,454	$(586,007)

Distributions to shareholders from
Net investment income — Class A	—	—	—	—	—
Net investment income — Class B	—	—	—	—	—
Net investment income — Class C	—	—	—	—	—
Net investment income — Class I	—	—	—	—	—
Net realized capital gain — Class A	(17,163,732)	—	—	(1,175,374)	(1,115,681)
Net realized capital gain — Class B	(760,383)	—	—	(122,389)	(110,182)
Net realized capital gain — Class C	(2,295,965)	—	—	(1,111,938)	(307,905)
Net realized capital gain — Class I	(1,053,839)	—	—	—	—

Total Distributions	(21,273,919)	—	—	(2,409,701)	(1,533,768)

Capital share transactions
Increase (decrease) in net assets from Fund share transactions (note 9)	228,982,774	(576,531)	93,740	6,246,311	6,937,375

Total increase (decrease) in net assets	269,585,719	(407,884)	414,740	5,973,064	4,817,600

NET ASSETS

Beginning of period	376,256,184	11,864,650	2,850,720	19,105,198	15,753,277

End of period	$645,841,903	$11,456,766	$3,265,460	$25,078,262	$20,570,877

Undistributed accumulated net investment income	$—	$—	$—	$—	$—

For the Fiscal Year Ended June 30, 2004
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income (loss)	$(4,401,312)	$(116,927)	$(39,348)	$(259,630)	$(233,088)
Net realized gain (loss) on from investment and foreign currency transactions	55,361,681	1,911,084	351,062	2,973,280	1,648,403
Change in net unrealized appreciation on investments	8,116,091	26,176	275,455	1,055,422	114,600

Net increase (decrease) in net assets resulting from operations	$59,076,460	$1,820,333	$587,169	$3,769,072	$1,529,915

Distributions to shareholders from
Net investment income — Class A	—	—	—	—	—
Net investment income — Class B	—	—	—	—	—
Net investment income — Class C	—	—	—	—	—
Net investment income — Class I	—	—	—	—	—
Net realized capital gain — Class A	—	—	—	(41,921)	(264,975)
Net realized capital gain — Class B	—	—	—	(11,949)	(81,136)
Net realized capital gain — Class C	—	—	—	(109,778)	(116,257)
Net realized capital gain — Class I	—	—	—	—	—

Total Distributions	—	—	—	(163,648)	(462,368)

Capital share transactions
Increase (decrease) in net assets from Fund share transactions (note 9)	133,725,806	(586,804)	227,572	2,971,173	8,922,103

Total increase (decrease) in net assets	192,802,266	1,233,529	814,741	6,576,597	9,989,650

NET ASSETS

Beginning of period	183,453,918	10,631,121	2,035,979	12,528,601	5,763,627

End of period	$376,256,184	$11,864,650	$2,850,720	$19,105,198	$15,753,277

Undistributed accumulated net investment income	$—	$—	$—	$—	$—

*	Commencement of Operations, February 17, 2004
50  2005 ANNUAL REPORT

Blended Fund	Value Funds			Fixed Income Fund

Quaker	Quaker	Quaker		Quaker
Small-Cap	Mid-Cap	Small-Cap	Geewax Terker	Fixed Income
Trend Fund*	Value Fund	Value Fund	Core Value Fund	Fund

$(83,401)	$(411,873)	$(367,254)	$7,951	$167,358
96,717	7,455,175	8,635,085	158,340	1,254
453,769	(1,063,476)	(2,097,992)	10,716	43,628

$467,085	$5,979,826	$6,169,839	$177,007	$212,240

—	—	—	—	(49,296)
—	—	—	—	(28,967)
—	—	—	—	(85,269)
—	—	—	—	(3,826)
(9,602)	(3,205,064)	(1,788,461)	(133,227)	—
—	(244,780)	(92,969)	—	—
(4,536)	(991,828)	(485,647)	—	—
(554)	(151,089)	(2,437,586)	—	—

(14,692)	(4,592,761)	(4,804,663)	(133,227)	(167,358)

822,644	12,136,466	6,819,608	449,950	(1,502,114)

1,275,037	13,523,531	8,184,784	493,730	(1,457,232)

3,498,066	44,258,228	48,198,169	1,449,132	5,207,752

$4,773,103	$57,781,759	$56,382,953	$1,942,862	$3,750,520

$—	$—	$—	$7,951	$28,840

$(8,459)	$(318,384)	$(171,739)	$(7,075)	$158,607
23,151	5,902,286	6,121,066	228,202	(29,515)
14,898	4,127,161	4,660,295	38,905	(257,609)

$29,590	$9,711,063	$10,609,622	$260,032	$(128,517)

—	—	—	—	(50,855)
—	—	—	—	(26,711)
—	—	—	—	(71,154)
—	—	—	—	(9,887)
—	—	(18,624)	—	—
—	—	(1,687)	—	—
—	—	(4,664)	—	—
—	—	(41,521)	—	—

—	—	(66,496)	—	(158,607)

3,468,476	18,318,603	12,906,555	144,332	(2,405,607)

3,498,066	28,029,666	23,449,681	404,364	(2,692,731)

—	16,228,562	24,748,488	1,044,768	7,900,483

$3,498,066	$44,258,228	$48,198,169	$1,449,132	$5,207,752

$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   51

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A

					For the
					period from
	Year	Year	Year	Year	July 6, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$20.71	$16.67	$16.03	$18.69	$22.64

Income from investment operations:
Net investment income (loss)(2)	(0.16)	(0.27)	(0.19)	(0.16)	0.17
Net realized and unrealized gain (loss) on investments	2.88	4.31	0.83	(2.46)	(1.24)

Total from investment operations	2.72	4.04	0.64	(2.62)	(1.07)

Distributions to shareholders from:
Net investment income	—	—	—	(0.04)	(0.34)
Net realized capital gain	(0.99)	—	—	—	(2.54)

Total distributions	(0.99)	—	—	(0.04)	(2.88)

Net Asset Value — End of period	$22.44	$20.71	$16.67	$16.03	$18.69

Total Return(3)	13.36%	24.24%	3.99%	(14.03)%	(5.06)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$530,271	$307,744	$149,677	$159,755	$64,637
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.04%	2.16%	2.16%	2.20%	2.32%
After fees paid indirectly through commission recapture	1.99%	2.16%	2.16%	2.20%	2.32%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.78)%	(1.41)%	(1.24)%	(0.93)%	0.88%
After fees paid indirectly through commission recapture	(0.73)%	(1.41)%	(1.24)%	(0.93)%	0.88%
Portfolio turnover rate	204.59%	332.70%	401.43%	523.87%	641.59%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
52  2005 ANNUAL REPORT

	Class B

					For the
					period from
	Year	Year	Year	Year	August 1, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$20.25	$16.41	$15.90	$18.66	$22.89

Income from investment operations:
Net investment loss(2)	(0.31)	(0.40)	(0.31)	(0.31)	(0.06)
Net realized and unrealized gain loss on investments	2.81	4.24	0.82	(2.43)	(1.32)

Total from investment operations	2.50	3.84	0.51	(2.74)	(1.38)

Distributions to shareholders from:
Net investment income	—	—	—	(0.02)	(0.31)
Net realized capital gain	(0.99)	—	—	—	(2.54)

Total distributions	(0.99)	—	—	(0.02)	(2.85)

Net Asset Value — End of period	$21.76	$20.25	$16.41	$15.90	$18.66

Total Return(3)	12.56%	23.40%	3.21%	(14.69)%	(6.33)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$16,106	$16,186	$14,054	$9,077	$2,023
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.79%	2.91%	2.91%	2.95%	3.07%
After fees paid indirectly through commission recapture	2.74%	2.91%	2.91%	2.95%	3.07%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(1.53)%	(2.16)%	(1.99)%	(1.68)%	0.13%
After fees paid indirectly through commission recapture	(1.48)%	(2.16)%	(1.99)%	(1.68)%	0.13%
Portfolio turnover rate	204.59%	332.70%	401.43%	523.87%	641.59%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   53

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C

					For the
					period from
	Year	Year	Year	Year	July 11, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$20.18	$16.36	$15.85	$18.59	$22.83

Income from investment operations:
Net investment loss(2)	(0.31)	(0.41)	(0.31)	(0.30)	(0.01)
Net realized and unrealized gain (loss) on investments	2.80	4.23	0.82	(2.42)	(1.39)

Total from investment operations	2.49	3.82	0.51	(2.72)	(1.40)

Distributions to shareholders from:
Net investment income	—	—	—	(0.02)	(0.30)
Net realized capital gain	(0.99)	—	—	—	(2.54)

Total distributions	(0.99)	—	—	(0.02)	(2.84)

Net Asset Value — End of period	$21.68	$20.18	$16.36	$15.85	$18.59

Total Return(3)	12.55%	23.35%	3.22%	(14.66)%	(6.49)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$66,958	$37,559	$15,047	$5,376	$1,469
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.79%	2.91%	2.91%	2.95%	3.07%
After fees paid indirectly through commission recapture	2.74%	2.91%	2.91%	2.95%	3.07%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(1.53)%	(2.16)%	(1.99)%	(1.68)%	0.13%
After fees paid indirectly through commission recapture	(1.48)%	(2.16)%	(1.99)%	(1.68)%	0.13%
Portfolio turnover rate	204.59%	332.70%	401.43%	523.87%	641.59%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
54  2005 ANNUAL REPORT

	Institutional Class

					For the
					period from
					July 20, 2000
	Year	Year	Year	Year	(commencement
	Ended	Ended	Ended	Ended	of operations) to
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001(1)

Net asset value, beginning of period	$20.88	$16.76	$16.08	$18.72	$23.16

Income from investment operations:
Net investment income (loss)(2)	(0.10)	(0.22)	(0.15)	(0.09)	0.28
Net realized and unrealized gain (loss) on investments	2.91	4.34	0.83	(2.50)	(1.82)

Total from investment operations	2.81	4.12	0.68	(2.59)	(1.54)

Distributions to shareholders from:
Net investment income	—	—	—	(0.05)	(0.36)
Net realized capital gain	(0.99)	—	—	—	(2.54)

Total distributions	(0.99)	—	—	(0.05)	(2.90)

Net Asset Value — End of period	$22.70	$20.88	$16.76	$16.08	$18.72

Total Return(3)	13.69%	24.58%	4.23%	(13.86)%	(6.92)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$32,506	$14,767	$4,676	$4,740	$4,229
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.79%	1.91%	1.91%	1.95%	2.07%
After fees paid indirectly through commission recapture	1.74%	1.91%	1.91%	1.95%	2.07%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.53)%	(1.16)%	(1.32)%	(0.68)%	1.13%
After fees paid indirectly through commission recapture	(0.48)%	(1.16)%	(1.32)%	(0.68)%	1.13%
Portfolio turnover rate	204.59%	332.70%	401.43%	523.87%	641.59%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   55

Financial Highlights
Quaker Core Equity Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$11.35	$9.69	$9.64	$12.48	$20.31

Income from investment operations:
Net investment loss(1)	(0.04)	(0.11)	(0.11)	(0.15)	(0.25)
Net realized and unrealized gain (loss) on investments	0.18	1.77	0.16	(2.69)	(7.28)

Total from investment operations	0.14	1.66	0.05	(2.84)	(7.53)

Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.30)

Net Asset Value — End of period	$11.49	$11.35	$9.69	$9.64	$12.48

Total Return(2)	1.23%	17.13%	0.52%	(22.76)%	(37.33)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$8,290	$8,604	$7,687	$10,504	$13,888
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.93%	2.10%	2.02%	2.21%	2.11%
After expense reimbursements and waived fees	1.93%	2.10%	2.02%	2.21%	2.11%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.33)%	(1.03)%	(1.18)%	(1.32)%	(1.58)%
After expense reimbursements and waived fees	(0.33)%	(1.03)%	(1.18)%	(1.32)%	(1.58)%
Portfolio turnover rate	88.76%	239.70%	223.82%	124.48%	127.53%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
56  2005 ANNUAL REPORT

	Class B

					For the
					period from
					November 14,
	Year	Year	Year	Year	2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$11.04	$9.50	$9.52	$12.42	$16.97

Income from investment operations:
Net investment loss(2)	(0.12)	(0.19)	(0.17)	(0.23)	(0.19)
Net realized and unrealized gain (loss) on investments	0.18	1.73	0.15	(2.67)	(4.06)

Total from investment operations	0.06	1.54	(0.02)	(2.90)	(4.25)

Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.30)

Net Asset Value — End of period	$11.10	$11.04	$9.50	$9.52	$12.42

Total Return(3)	0.54%	16.21%	(0.21)%	(23.35)%	(25.36)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$167	$199	$124	$89	$112
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.68%	2.85%	2.77%	2.96%	2.86%
After expense reimbursements and waived fees	2.68%	2.85%	2.77%	2.96%	2.86%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(2.33)%
After expense reimbursements and waived fees	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(2.33)%
Portfolio turnover rate	88.76%	239.70%	223.82%	124.48%	127.53%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   57

Financial Highlights
Quaker Core Equity Fund
(For a Share Outstanding Throughout the Period)

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$10.97	$9.44	$9.46	$12.34	$20.33

Income from investment operations:
Net investment loss(1)	(0.12)	(0.18)	(0.18)	(0.23)	(0.34)
Net realized and unrealized gain (loss) on investments	0.18	1.71	0.16	(2.65)	(7.35)

Total from investment operations	0.06	1.53	(0.02)	(2.88)	(7.69)

Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.30)

Net Asset Value — End of period	$11.03	$10.97	$9.44	$9.46	$12.34

Total Return(2)	0.55%	16.21%	(0.21)%	(23.34)%	(38.09)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$143	$168	$310	$408	$550
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.68%	2.85%	2.77%	2.96%	2.86%
After expense reimbursements and waived fees	2.68%	2.85%	2.77%	2.96%	2.86%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(2.34)%
After expense reimbursements and waived fees	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(2.34)%
Portfolio turnover rate	88.76%	239.70%	223.82%	124.48%	127.53%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
58  2005 ANNUAL REPORT

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	July 14, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$10.84	$9.23	$9.16	$11.83	$20.37

Income from investment operations:
Net investment loss(2)	(0.01)	(0.08)	(0.08)	(0.11)	(0.18)
Net realized and unrealized gain (loss) on investments	0.18	1.69	0.15	(2.56)	(8.06)

Total from investment operations	0.17	1.61	0.07	(2.67)	(8.24)

Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.30)

Net Asset Value — End of period	$11.01	$10.84	$9.23	$9.16	$11.83

Total Return(3)	1.57%	17.44%	0.76%	(22.57)%	(40.71)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,857	$2,894	$2,511	$2,387	$4,252
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.68%	1.85%	1.77%	1.96%	1.86%
After expense reimbursements and waived fees	1.68%	1.85%	1.77%	1.96%	1.86%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.08)%	(0.78)%	(0.93)%	(1.07)%	(1.33)%
After expense reimbursements and waived fees	(0.08)%	(0.78)%	(0.93)%	(1.07)%	(1.33)%
Portfolio turnover rate	88.76%	239.70%	223.82%	124.48%	127.53%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements
2005 ANNUAL REPORT   59

Financial Highlights
Quaker Small-Cap Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A

					For the
					period from
	Year	Year	Year	Year	June 14, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$8.57	$6.71	$7.71	$8.89	$8.71

Income from investment operations:
Net investment loss(2)	(0.10)	(0.13)	(0.15)	(0.20)	(0.01)
Net realized and unrealized gain (loss) on investments	1.03	1.99	(0.85)	(0.98)	0.19

Total from investment operations	0.93	1.86	(1.00)	(1.18)	0.18

Net Asset Value — End of period	$9.50	$8.57	$6.71	$7.71	$8.89

Total Return(3)	10.85%	27.72%	(12.97)%	(13.27)%	2.07%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$484	$291	$117	$140	$31
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.05%	2.09%	2.63%	2.61%	2.86%
After expense reimbursements and waived fees	2.05%	2.09%	2.63%	2.61%	2.26%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.15)%	(1.62)%	(2.20)%	(2.35)%	(2.49)%
After expense reimbursements and waived fees	(1.15)%	(1.62)%	(2.20)%	(2.35)%	(2.02)%
Portfolio turnover rate	115.81%	191.91%	250.36%	154.51%	151.73%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
60  2005 ANNUAL REPORT

	Class B

					For the
					period from
	Year	Year	Year	Year	March 15, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$8.35	$6.61	$7.67	$8.90	$7.96

Income from investment operations:
Net investment loss(2)	(0.16)	(0.19)	(0.19)	(0.25)	(0.06)
Net realized and unrealized gain (loss) on investments	1.00	1.93	(0.87)	(0.98)	1.00

Total from investment operations	0.84	1.74	(1.06)	(1.23)	0.94

Net Asset Value — End of period	$9.19	$8.35	$6.61	$7.67	$8.90

Total Return(3)	10.06%	26.32%	(13.82)%	(13.82)%	11.81%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$128	$126	$65	$34	$27
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.80%	2.84%	3.38%	3.36%	3.61%
After expense reimbursements and waived fees	2.80%	2.84%	3.38%	3.36%	3.01%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.90)%	(2.37)%	(2.95)%	(3.10)%	(3.24)%
After expense reimbursements and waived fees	(1.90)%	(2.37)%	(2.95)%	(3.10)%	(2.77)%
Portfolio turnover rate	115.81%	191.91%	250.36%	154.51%	151.73%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   61

Financial Highlights
Quaker Small-Cap Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C

				For the
				period from
	Year	Year	Year	October 17, 2001
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$8.40	$6.64	$7.67	$7.50

Income from investment operations:
Net investment loss(2)	(0.16)	(0.19)	(0.19)	(0.20)
Net realized and unrealized gain (loss) on investments	1.00	1.95	(0.84)	0.37

Total from investment operations	0.84	1.76	(1.03)	0.17

Net Asset Value — End of period	$9.24	$8.40	$6.64	$7.67

Total Return(3)	10.00%	26.51%	(13.43)%	2.27%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$229	$272	$174	$66
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.80%	2.84%	3.38%	3.36%
After expense reimbursements and waived fees	2.80%	2.84%	3.38%	3.36%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.90)%	(2.37)%	(2.95)%	(3.10)%
After expense reimbursements and waived fees	(1.90)%	(2.37)%	(2.95)%	(3.10)%
Portfolio turnover rate	115.81%	191.91%	250.36%	154.51%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
62  2005 ANNUAL REPORT

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	September 18, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$8.78	$6.86	$7.77	$8.93	$10.00

Income from investment operations:
Net investment loss(2)	(0.08)	(0.11)	(0.12)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments	1.05	2.03	(0.79)	(0.99)	(0.96)

Total from investment operations	0.97	1.92	(0.91)	(1.16)	(1.07)

Net Asset Value — End of period	$9.75	$8.78	$6.86	$7.77	$8.93

Total Return(3)	11.05%	27.99%	(11.71)%	(12.99)%	(10.70)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,424	$2,162	$1,680	$3,593	$3,978
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.80%	1.84%	2.38%	2.36%	2.61%
After expense reimbursements and waived fees	1.80%	1.84%	2.38%	2.36%	2.01%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.90)%	(1.37)%	(1.95)%	(2.10)%	(2.24)%
After expense reimbursements and waived fees	(0.90)%	(1.37)%	(1.95)%	(2.10)%	(1.77)%
Portfolio turnover rate	115.81%	191.91%	250.36%	154.51%	151.73%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   63

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A				Class B

				For the				For the
				period from				period from
	Year	Year	Year	January 31, 2002	Year	Year	Year	May 2, 2002
	Ended	Ended	Ended	(commencement	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	June 30, 2002(1)	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.45	$9.05	$9.43	$10.00	$11.38	$9.05	$9.50	$10.01

Income from investment operations:
Net investment loss(2)	(0.12)	(0.13)	(0.03)	(0.04)	(0.21)	(0.19)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	1.19	2.64	(0.35)	(0.53)	1.18	2.63	(0.37)	(0.48)

Total from investment operations	1.07	2.51	(0.38)	(0.57)	0.97	2.44	(0.45)	(0.51)

Distributions to shareholders from:
Net realized capital gain	(1.23)	(0.11)	—	—	(1.23)	(0.11)	—	—

Total distributions	(1.23)	(0.11)	—	—	(1.23)	(0.11)	—	—

Net Asset Value — End of period	$11.29	$11.45	$9.05	$9.43	$11.12	$11.38	$9.05	$9.50

Total Return(3)	9.66%	27.83%	(4.03)%	(5.70)%	8.80%	27.05%	(4.74)%	(5.10)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$11,970	$7,250	$2,868	$2,044	$1,176	$1,098	$926	$374
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.95%	1.98%	2.05%	2.53%	2.70%	2.73%	2.80%	3.28%
After expense reimbursements and waived fees	1.95%	1.98%	2.05%	2.53%	2.70%	2.73%	2.80%	3.28%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.08)%	(1.12)%	(0.28)%	(1.09)%	(1.83)%	(1.87)%	(1.03)%	(1.84)%
After expense reimbursements and waived fees	(1.08)%	(1.12)%	(0.28)%	(1.09)%	(1.83)%	(1.87)%	(1.03)%	(1.84)%
Portfolio turnover rate	226.62%	230.58%	692.80%	180.94%	226.62%	230.58%	692.80%	180.94%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
64  2005 ANNUAL REPORT

	Class C

				For the
				period from
	Year	Year	Year	May 2, 2002
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.38	$9.05	$9.50	$10.01

Income from investment operations:
Net investment loss(2)	(0.21)	(0.19)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.18	2.63	(0.36)	(0.48)

Total from investment operations	0.97	2.44	(0.45)	(0.51)

Distributions to shareholders from:
Net realized capital gain	(1.23)	(0.11)	—	—

Total distributions	(1.23)	(0.11)	—	—

Net Asset Value — End of period	$11.12	$11.38	$9.05	$9.50

Total Return(3)	8.80%	27.05%	(4.74)%	(5.10)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$11,932	$10,757	$8,735	$2,108
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.70%	2.73%	2.80%	3.28%
After expense reimbursements and waived fees	2.70%	2.73%	2.80%	3.28%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.83)%	(1.87)%	(1.03)%	(1.84)%
After expense reimbursements and waived fees	(1.83)%	(1.87)%	(1.03)%	(1.84)%
Portfolio turnover rate	226.62%	230.58%	692.80%	180.94%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements
2005 ANNUAL REPORT   65

Financial Highlights
Quaker Biotech Pharma-Healthcare Fund
(For a Share Outstanding Throughout the Period)

	Class A			Class B

			For the			For the
			period from			period from
	Year	Year	October 14, 2002	Year	Year	September 23, 2002
	Ended	Ended	(commencement	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to	June 30,	June 30,	of operations) to
	2005	2004	June 30, 2003(1)	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$13.64	$11.83	$10.00	$13.47	$11.77	$10.00

Income from investment operations:
Net investment loss(2)	(0.19)	(0.28)	(0.08)	(0.29)	(0.37)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.22)	2.80	1.91	(0.21)	2.78	1.85

Total from investment operations	(0.41)	2.52	1.83	(0.50)	2.41	1.77

Distributions to shareholders from:
Net realized capital gain	(0.93)	(0.71)	—	(0.93)	(0.71)	—

Total distributions	(0.93)	(0.71)	—	(0.93)	(0.71)	—

Net Asset Value — End of period	$12.30	$13.64	$11.83	$12.04	$13.47	$11.77

Total Return(3)	(3.22)%	21.97%	18.30%	(3.95)%	21.12%	17.70%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$15,295	$9,908	$2,611	$1,238	$1,761	$1,565
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.31%	2.41%	2.68%	3.06%	3.16%	3.43%
After expense reimbursements and waived fees	2.31%	2.41%	2.64%	3.06%	3.16%	3.39%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.56)%	(2.15)%	(2.22)%	(2.31)%	(2.90)%	(2.97)%
After expense reimbursements and waived fees	(1.56)%	(2.15)%	(2.18)%	(2.31)%	(2.90)%	(2.93)%
Portfolio turnover rate	272.82%	139.37%	108.76%	272.82%	139.37%	108.76%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
66  2005 ANNUAL REPORT

	Class C

			For the
			period from
	Year	Year	November 20, 2002
	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to
	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$13.48	$11.78	$10.02

Income from investment operations:
Net investment loss(2)	(0.28)	(0.37)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.22)	2.78	1.85

Total from investment operations	(0.50)	2.41	1.76

Distributions to shareholders from:
Net realized capital gain	(0.93)	(0.71)	—

Total distributions	(0.93)	(0.71)	—

Net Asset Value — End of period	$12.05	$13.48	$11.78

Total Return(3)	(3.95)%	21.11%	17.57%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$4,038	$4,084	$1,588
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.06%	3.16%	3.43%
After expense reimbursements and waived fees	3.06%	3.16%	3.39%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(2.31)%	(2.90)%	(2.97)%
After expense reimbursements and waived fees	(2.31)%	(2.90)%	(2.93)%
Portfolio turnover rate	272.82%	139.37%	108.76%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements
2005 ANNUAL REPORT   67

Financial Highlights
Quaker Small-Cap Trend Fund
(For a Share Outstanding Throughout the Period)

	Class A		Class C		Institutional Class

		For the		For the		For the
		period from		period from		period from
	Year	February 17, 2004	Year	February 17, 2004	Year	February 17, 2004
	Ended	(commencement of	Ended	(commencement of	Ended	(commencement of
	June 30,	operations) to	June 30,	operations) to	June 30,	operations) to
	2005	June 30, 2004(1)	2005	June 30, 2004(1)	2005	June 30, 2004(1)

Net asset value, beginning of period	$9.94	$10.00	$9.89	$10.00	$9.92	$10.00

Income from investment operations:
Net investment loss(2)	(0.17)	(0.03)	(0.24)	(0.05)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	1.09	(0.03)	1.06	(0.06)	1.05	(0.05)

Total from investment operations	0.92	(0.06)	0.82	(0.11)	0.91	(0.08)

Distributions to shareholders from:
Net realized capital gain	(0.03)	—	(0.03)	—	(0.03)	—

Total distributions	(0.03)	—	(0.03)	—	(0.03)	—

Net Asset Value — End of period	$10.83	$9.94	$10.68	$9.89	$10.80	$9.92

Total Return(3)	9.28%	(0.60)%	8.31%	(1.10)%	9.20%	(0.80)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,003	$2,116	$1,570	$1,056	$200	$326
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.34%	2.90%	3.09%	3.65%	2.09%	2.65%
After expense reimbursements and waived fees	2.13%	2.02%	2.88%	2.77%	1.88%	1.77%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.87)%	(1.97)%	(2.62)%	(2.72)%	(1.62)%	(1.72)%
After expense reimbursements and waived fees	(1.66)%	(1.09)%	(2.41)%	(1.84)%	(1.41)%	(0.84)%
Portfolio turnover rate	34.99%	8.16%	34.99%	8.16%	34.99%	8.16%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
68  2005 ANNUAL REPORT

[This page intentionally left blank]

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$16.03	$10.75	$11.80	$11.41	$10.75

Income from investment operations:
Net investment loss(1)	(0.09)	(0.13)	(0.01)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	2.09	5.41	(0.54)	0.84	0.87

Total from investment operations	2.00	5.28	(0.55)	0.73	0.74

Distributions to shareholders from:
Net realized capital gain	(1.36)	—	(0.50)	(0.34)	(0.08)

Total distributions	(1.36)	—	(0.50)	(0.34)	(0.08)

Net Asset Value — End of period	$16.67	$16.03	$10.75	$11.80	$11.41

Total Return(2)	12.57%	49.12%	(3.99)%	6.45%	6.95%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$40,198	$30,393	$8,143	$5,168	$1,405
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.84%	2.01%	2.11%	2.14%	2.63%
After fees paid indirectly through commission recapture	1.66%	2.01%	2.11%	2.14%	2.63%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.73)%	(0.84)%	0.02%	(0.83)%	(1.05)%
After fees paid indirectly through commission recapture	(0.55)%	(0.84)%	0.02%	(0.83)%	(1.05)%
Portfolio turnover rate	186.72%	134.73%	122.76%	106.60%	195.06%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
70  2005 ANNUAL REPORT

	Class B

					For the
					period from
	Year	Year	Year	Year	January 4, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$15.69	$10.60	$11.71	$11.38	$10.41

Income from investment operations:
Net investment loss(2)	(0.20)	(0.21)	(0.07)	(0.21)	(0.07)
Net realized and unrealized gain (loss) on investments	2.03	5.30	(0.54)	0.88	1.04

Total from investment operations	1.83	5.09	(0.61)	0.67	0.97

Distributions to shareholders from:
Net realized capital gain	(1.36)	—	(0.50)	(0.34)	—

Total distributions	(1.36)	—	(0.50)	(0.34)	—

Net Asset Value — End of period	$16.16	$15.69	$10.60	$11.71	$11.38

Total Return(3)	11.73%	48.02%	(4.56)%	5.93%	0.89%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,452	$3,055	$2,211	$2,515	$520
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.59%	2.76%	2.86%	2.89%	3.38%
After fees paid indirectly through commission recapture	2.41%	2.76%	2.86%	2.89%	3.38%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(1.48)%	(1.59)%	(0.73)%	(1.58)%	(1.80)
After fees paid indirectly through commission recapture	(1.30)%	(1.59)%	(0.73)%	(1.58)%	(1.80)
Portfolio turnover rate	186.72%	134.73%	122.76%	106.60%	195.06%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are in integral part of the financial statements.
2005 ANNUAL REPORT   71

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C

					For the
					period from
	Year	Year	Year	Year	July 31, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$15.49	$10.47	$11.59	$11.31	$10.00

Income from investment operations:
Net investment loss(2)	(0.20)	(0.21)	(0.07)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	2.01	5.23	(0.55)	0.82	1.57

Total from investment operations	1.81	5.02	(0.62)	0.62	1.39

Distributions to shareholders from:
Net realized capital gain	(1.36)	—	(0.50)	(0.34)	(0.08)

Total distributions	(1.36)	—	(0.50)	(0.34)	(0.08)

Net Asset Value — End of period	$15.94	$15.49	$10.47	$11.59	$11.31

Total Return(3)	11.75%	47.95%	(4.69)%	5.52%	13.96%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$13,379	$9,138	$4,815	$5,508	$1,523
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.59%	2.76%	2.86%	2.89%	3.38%
After fees paid indirectly through commission recapture	2.41%	2.76%	2.86%	2.89%	3.38%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(1.48)%	(1.59)%	(0.73)%	(1.58)%	(1.80)
After fees paid indirectly through commission recapture	(1.30)%	(1.59)%	(0.73)%	(1.58)%	(1.80)
Portfolio turnover rate	186.72%	134.73%	122.76%	106.60%	195.06%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
72  2005 ANNUAL REPORT

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	November 21, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$16.27	$10.88	$11.90	$11.49	$10.17

Income from investment operations:
Net investment income (loss)(2)	(0.05)	(0.07)	0.04	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	2.12	5.46	(0.56)	0.81	1.44

Total from investment operations	2.07	5.39	(0.52)	0.75	1.40

Distributions to shareholders from:
Net realized capital gain	(1.36)	—	(0.50)	(0.34)	(0.08)

Total distributions	(1.36)	—	(0.50)	(0.34)	(0.08)

Net Asset Value — End of period	$16.98	$16.27	$10.88	$11.90	$11.49

Total Return(3)	12.83%	49.54%	(3.70)%	6.58%	13.83%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,752	$1,672	$1,060	$6,499	$5,485
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.59%	1.76%	1.86%	1.89%	2.38%
After fees paid indirectly through commission recapture	1.41%	1.76%	1.86%	1.89%	2.38%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.48)%	(0.59)%	0.27%	(0.58)%	(0.80)
After fees paid indirectly through commission recapture	(0.30)%	(0.59)%	0.27%	(0.58)%	(0.80)
Portfolio turnover rate	186.72%	134.73%	122.76%	106.60%	195.06%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements
2005 ANNUAL REPORT   73

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$18.95	$14.17	$14.91	$15.63	$12.57

Income from investment operations:
Net investment loss(1)	(0.14)	(0.09)	(0.22)	(0.22)	(0.16)
Net realized and unrealized gain on investments	2.39	4.90	0.38	0.26	3.83

Total from investment operations	2.25	4.81	0.16	0.04	3.67

Distributions to shareholders from:
Net realized capital gain	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Total distributions	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Net Asset Value — End of period	$19.39	$18.95	$14.17	$14.91	$15.63

Total Return(2)	12.17%	33.97%	2.28%	0.54%	29.67%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$21,818	$17,516	$7,393	$7,885	$5,522
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.94%	1.68%	2.63%	2.72%	2.65%
After expense reimbursements and waived fees	1.94%	1.68%	2.58%	2.60%	2.65%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.75)%	(0.52)%	(1.83)%	(1.60)%	(1.46)%
After expense reimbursements and waived fees	(0.75)%	(0.52)%	(1.78)%	(1.48)%	(1.46)%
Portfolio turnover rate	127.20%	101.86%	89.57%	82.66%	124.37%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
74  2005 ANNUAL REPORT

	Class B

					For the
					period from
	Year	Year	Year	Year	November 14, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$18.43	$13.89	$14.75	$15.59	$13.90

Income from investment operations:
Net investment loss(2)	(0.27)	(0.21)	(0.31)	(0.35)	(0.26)
Net realized and unrealized gain on investments	2.31	4.78	0.35	0.27	2.56

Total from investment operations	2.04	4.57	0.04	(0.08)	2.30

Distributions to shareholders from:
Net realized capital gain	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Total distributions	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Net Asset Value — End of period	$18.66	$18.43	$13.89	$14.75	$15.59

Total Return(3)	11.33%	32.93%	1.46%	(0.26)%	16.96%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,005	$985	$759	$540	$104
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.69%	2.43%	3.38%	3.47%	3.48%
After expense reimbursements and waived fees	2.69%	2.43%	3.33%	3.35%	3.48%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.50)%	(1.27)%	(2.58)%	(2.35)%	(2.29)%
After expense reimbursements and waived fees	(1.50)%	(1.27)%	(2.53)%	(2.23)%	(2.29)%
Portfolio turnover rate	127.20%	101.86%	89.57%	82.66%	124.37%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   75

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C

					For the
					period from
	Year	Year	Year	Year	July 28, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$18.02	$13.56	$14.42	$15.25	$12.46

Income from investment operations:
Net investment loss(2)	(0.27)	(0.21)	(0.31)	(0.33)	(0.37)
Net realized and unrealized gain on investments	2.27	4.70	0.35	0.26	3.77

Total from investment operations	2.00	4.49	0.04	(0.07)	3.40

Distributions to shareholders from:
Net realized capital gain	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Total distributions	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Net Asset Value — End of period	$18.21	$18.02	$13.56	$14.42	$15.25

Total Return(3)	11.37%	33.14%	1.49%	(0.20)%	27.82%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$6,597	$3,914	$1,383	$973	$273
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.69%	2.43%	3.38%	3.47%	3.48%
After expense reimbursements and waived fees	2.69%	2.43%	3.33%	3.35%	3.48%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.50)%	(1.27)%	(2.58)%	(2.35)%	(2.29)
After expense reimbursements and waived fees	(1.50)%	(1.27)%	(2.53)%	(2.23)%	(2.29)
Portfolio turnover rate	127.20%	101.86%	89.57%	82.66%	124.37%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
76  2005 ANNUAL REPORT

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	September 12, 2000
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$19.14	$14.28	$14.98	$15.67	$14.17

Income from investment operations:
Net investment loss(2)	(0.09)	(0.05)	(0.19)	(0.18)	(0.17)
Net realized and unrealized gain on investments	2.41	4.94	0.39	0.25	2.28

Total from investment operations	2.32	4.89	0.20	0.07	2.11

Distributions to shareholders from:
Net realized capital gain	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Total distributions	(1.81)	(0.03)	(0.90)	(0.76)	(0.61)

Net Asset Value — End of period	$19.65	$19.14	$14.28	$14.98	$15.67

Total Return(3)	12.42%	34.27%	2.55%	0.73%	15.31%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$26,963	$25,783	$15,214	$16,919	$19,158
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.69%	1.43%	2.38%	2.47%	2.48%
After expense reimbursements and waived fees	1.69%	1.43%	2.33%	2.35%	2.48%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.50)%	(0.27)%	(1.58)%	(1.35)%	(1.29)
After expense reimbursements and waived fees	(0.50)%	(0.27)%	(1.53)%	(1.23)%	(1.29)
Portfolio turnover rate	127.20%	101.86%	89.57%	82.66%	124.37%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   77

Financial Highlights
Geewax Terker Core Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

				For the
				period from
	Year	Year	Year	March 26, 2002
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.54	$9.28	$9.29	$10.00

Income from investment operations:
Net investment income (loss)(2)	0.06	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.26	2.32	0.08	(0.68)

Total from investment operations	1.32	2.26	(0.01)	(0.71)

Distributions to shareholders from:
Net realized capital gain	(1.00)	—	—	—

Total distributions	(1.00)	—	—	—

Net Asset Value — End of period	$11.86	$11.54	$9.28	$9.29

Total Return(3)	11.60%	24.35%	(0.11)%	(7.10)

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,943	$1,449	$1,045	$957
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.09%	2.14%	2.12%	2.21%
After expense reimbursements and waived fees	1.04%	1.94%	2.12%	2.21%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements and waived fees	(0.56)%	(0.78)%	(1.01)%	(1.14)
After expense reimbursements and waived fees	0.49%	(0.58)%	(1.01)%	(1.14)
Portfolio turnover rate	103.24%	156.88%	151.69%	19.31%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
78  2005 ANNUAL REPORT

[This page intentionally left blank]

Financial Highlights
Quaker Fixed Income Fund
(For a Share Outstanding Throughout the Period)

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$9.40	$9.81	$10.09	$10.06	$9.85

Income from investment operations:
Net investment income(1)	0.42	0.26	0.52	0.86	0.55
Net realized and unrealized gain (loss) on investments	0.08	(0.41)	(0.28)	0.03	0.21

Total from investment operations	0.50	(0.15)	0.24	0.89	0.76

Distributions to shareholders from:
Net investment income	(0.42)	(0.26)	(0.52)	(0.86)	(0.55)

Total distributions	(0.42)	(0.26)	(0.52)	(0.86)	(0.55)

Net Asset Value — End of period	$9.48	$9.40	$9.81	$10.09	$10.06

Total Return(2)	5.39%	(1.32)%	2.52%	9.06%	2.46%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,038	$1,227	$2,621	$10,818	$7,991
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.75%	1.84%	1.91%	2.04%	2.08%
After expense reimbursements and waived fees	1.22%	1.75%	1.91%	2.04%	2.08%
Ratio of net investment income to average net assets:
Before expense reimbursements and waived fees	3.85%	2.81%	5.35%	8.48%	5.43%
After expense reimbursements and waived fees	4.38%	2.90%	5.35%	8.48%	5.43%
Portfolio turnover rate	33.77%	98.15%	600.89%	163.40%	180.47%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
80  2005 ANNUAL REPORT

	Class B

					For the
					period from
	Year	Year	Year	Year	April 5, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$9.36	$9.77	$10.07	$10.06	$10.33

Income from investment operations:
Net investment income(2)	0.34	0.21	0.45	0.80	0.09
Net realized and unrealized gain (loss) on investments	0.09	(0.41)	(0.30)	0.01	(0.25)

Total from investment operations	0.43	(0.20)	0.15	0.81	(0.16)

Distributions to shareholders from:
Net investment income	(0.35)	(0.21)	(0.45)	(0.80)	(0.11)

Total distributions	(0.35)	(0.21)	(0.45)	(0.80)	(0.11)

Net Asset Value — End of period	$9.44	$9.36	$9.77	$10.07	$10.06

Total Return(3)	4.62%	(2.04)%	1.62%	8.24%	(1.55)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$636	$980	$1,634	$716	$1
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.50%	2.59%	2.66%	2.79%	2.90%
After expense reimbursements and waived fees	1.97%	2.50%	2.66%	2.79%	2.90%
Ratio of net investment income to average net assets:
Before expense reimbursements and waived fees	3.10%	2.06%	4.60%	7.73%	5.61%
After expense reimbursements and waived fees	3.63%	2.15%	4.60%	7.73%	5.61%
Portfolio turnover rate	33.77%	98.15%	600.89%	163.40%	180.47%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements
2005 ANNUAL REPORT   81

Financial Highlights
Quaker Fixed Income Fund
(For a Share Outstanding Throughout the Period)

	Class C

					For the
					period from
	Year	Year	Year	Year	January 12, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$9.36	$9.78	$10.08	$10.06	$10.14

Income from investment operations:
Net investment income(2)	0.34	0.21	0.45	0.80	0.20
Net realized and unrealized gain (loss) on investments	0.09	(0.42)	(0.30)	0.02	(0.05)

Total from investment operations	0.43	(0.21)	0.15	0.82	0.15

Distributions to shareholders from:
Net investment income	(0.35)	(0.21)	(0.45)	(0.80)	(0.23)

Total distributions	(0.35)	(0.21)	(0.45)	(0.80)	(0.23)

Net Asset Value — End of period	$9.44	$9.36	$9.78	$10.08	$10.06

Total Return(3)	4.62%	(2.12)%	1.64%	8.30%	1.46%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,987	$2,695	$3,333	$1,208	$32
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.50%	2.59%	2.66%	2.79%	2.90%
After expense reimbursements and waived fees	1.97%	2.50%	2.66%	2.79%	2.90%
Ratio of net investment income to average net assets:
Before expense reimbursements and waived fees	3.10%	2.06%	4.60%	7.73%	5.61%
After expense reimbursements and waived fees	3.63%	2.15%	4.60%	7.73%	5.61%
Portfolio turnover rate	33.77%	98.15%	600.89%	163.40%	180.47%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
82  2005 ANNUAL REPORT

	Institutional Class

					For the
					period from
	Year	Year	Year	Year	April 16, 2001
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2005	2004	2003	2002	June 30, 2001(1)

Net asset value, beginning of period	$9.39	$9.80	$10.08	$10.06	$10.25

Income from investment operations:
Net investment income(2)	0.44	0.31	0.55	0.89	0.11
Net realized and unrealized gain (loss) on investments	0.07	(0.41)	(0.28)	0.02	(0.16)

Total from investment operations	0.51	(0.10)	0.27	0.91	(0.05)

Distributions to shareholders from:
Net investment income	(0.44)	(0.31)	(0.55)	(0.89)	(0.14)

Total distributions	(0.44)	(0.31)	(0.55)	(0.89)	(0.14)

Net Asset Value — End of period	$9.46	$9.39	$9.80	$10.08	$10.06

Total Return(3)	5.56%	(1.07)%	2.80%	9.23%	(0.52)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$90	$306	$312	$29	$34
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.50%	1.59%	1.66%	1.79%	1.90%
After expense reimbursements and waived fees	0.97%	1.50%	1.66%	1.79%	1.90%
Ratio of net investment income to average net assets:
Before expense reimbursements and waived fees	4.10%	3.06%	5.60%	8.73%	5.61%
After expense reimbursements and waived fees	4.63%	3.15%	5.60%	8.73%	5.61%
Portfolio turnover rate	33.77%	98.15%	600.89%	163.40%	180.47%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2005 ANNUAL REPORT   83

Notes to the Financial Statements
Note 1 — Organization
      The Quaker Investment Trust (the “Trust”), a diversified, open-end management investment company, was organized as a Massachusetts Business Trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Trust’s amended and restated Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established the following ten series: Quaker Core Equity Fund, Quaker Strategic Growth Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, Quaker Small-Cap Growth Fund, Quaker Fixed Income Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Capital Opportunities Fund, Geewax Terker Core Value Fund, and Quaker Small-Cap Trend Fund (each a “Fund” and collectively, the “Funds”). The Investment objectives of each Fund are set forth below.
      Quaker Core Equity Fund (“Core Equity”), Quaker Strategic Growth Fund (“Strategic Growth”), and Quaker Small-Cap Value Fund (“Small-Cap Value”) all commenced operations on November 25, 1996. Quaker Mid-Cap Value Fund (Mid-Cap Value”) commenced operations on December 31, 1997. Quaker Small-Cap Growth Fund (“Small-Cap Growth”) commenced operations on September 18, 2000. The investment objective of these Funds is to provide shareholders with long-term capital growth by investing primarily in equity securities of domestic U.S. companies.
      Quaker Fixed Income Fund (“Fixed Income”) commenced operations on November 25, 1996. The investment objective of Fixed Income is to generate current income, preserve capital and maximize total returns through active management of investment grade fixed income securities.
      Quaker Capital Opportunities Fund (“Capital Opportunities”) commenced operations on January 31, 2002. The investment objective of Capital Opportunities is to build shareholder wealth through the achievement of long-term capital growth.
      Geewax Terker Core Value Fund (“Core Value”) commenced operations on March 26, 2002. Core Value seeks to achieve long capital appreciation through the prudent investment of securities issued by companies considered by the sub-adviser to be “value” oriented companies.
      Quaker Biotech Pharma-Healthcare Fund (“Biotech”) commenced operations on September 23, 2002. The investment objective of Biotech is to build shareholder wealth through long-term capital appreciation.
      Quaker Small-Cap Trend Fund (“Small-Cap Trend”) commenced operations on February 17, 2004. The investment objective of Small-Cap Trend is to build shareholder wealth through long-term capital growth.
      Core Equity, Strategic Growth, Small-Cap Value, Mid-Cap Value, Small-Cap Growth and Fixed Income offer four classes of shares (Class A, Class B, Class C and Institutional shares). Class A shares are charged a front-end sales charge and a distribution and servicing fee; Class B shares bear a contingent deferred sales charge (“CDSC”) that declines to zero over an average of seven years coupled with additional distribution and servicing fees; Class C shares bear an additional distribution and servicing fee and a CDSC of 1% for a period of thirteen months; and Institutional Class shares bear no front-end sales charges or CDSC’s, but higher minimum investment limitations.
      Capital Opportunities, Biotech, and Core Value offer Class A, Class B and Class C shares. Small-Cap Trend offers Class A, Class C and Institutional shares.
Note 2 — Summary of Significant Accounting Policies and Other Information
      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.
      A. Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the Nasdaq National Market System is valued at the Nasdaq Official Closing Price.
      The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances and has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities can not be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
      Short-term investments are valued at amortized cost, which approximates fair market value.
84  2005 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
      B. Federal Income Taxes. It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.
      Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Temporary differences that result in over-distribution for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.
      C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.
      Strategic Growth and Biotech make short sales of investments, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.
      D. Option Writing. Strategic Growth, Capital Opportunities, and Biotech may write options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
      E. Foreign Currency Transaction. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.
      Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.
      Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the fund’s books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.
      F. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respects to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
      G. Distributions to Shareholders. Except for Fixed Income, which declares dividends monthly, each Fund generally declares dividends annually, payable in December, on a date selected by the Trust’s Board of Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.
      H. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of
2005 ANNUAL REPORT   85

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Note 3 — Investment Advisory Fee and Other Related Party Transactions
      Quaker Funds, Inc. (“QFI”) serves as Investment Advisor to each Fund. Pursuant to separate investment sub-advisory agreements, QFI has selected the following persons to serve as sub-advisers:

Fund	Sub-Adviser

Strategic Growth	DG Capital Management

Core Equity	Geewax, Terker & Co.

Small-Cap Growth	Geewax, Terker & Co.

Capital Opportunities	Knott Capital Management

Biotech	Sectoral Asset Management, Inc.

Small-Cap Trend	TrendStar Advisors, LLC

Mid-Cap Value	Global Capital Management, Inc.*

Small-Cap Value	Aronson+Johnson+Ortiz, LP

Core Value	Geewax, Terker & Co.

Fixed Income	Andres Capital Management**

      The sub-advisers provide each Fund with a continuous program for the investment of the Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

*	On May 3, 2005, Global Capital Management, Inc. replaced Schneider Capital Management Company as sub-adviser to Mid-Cap Value.

**	Effective July 11, 2005, Andres Capital Management’s subadvisory agreement with respect to Fixed Income was terminated. Upon such termination, QFI is responsible for providing a continuous investment program for Fixed Income.
      Each Fund paid QFI aggregate fees in the amounts shown in the table below for the fiscal year ended June 30, 2005.

			Advisory fee &
		Annual	subadvisory
	Annual	subadvisory fee	fees
	aggregate	paid to the	waived &
	advisory fee	sub-adviser by	reimbursed
	paid to QFI	QFI as a	as a percentage
	as a percentage	percentage of	of average
Fund	of net assets	net assets	net assets

Strategic Growth	1.30%	0.75%	N/A

Core Equity	1.05%	0.75%	N/A

Small-Cap Growth	1.05%	0.75%	N/A

Capital Opportunities	1.16%	0.86%	N/A

Biotech	1.45%	0.95%	N/A

Small-Cap Trend	1.20%	0.70%	0.21%

Mid-Cap Value	1.05%	0.75%	N/A

Small-Cap Value	1.17%	0.87%	N/A

Core Value	1.05%	0.75%	1.05%

Fixed Income	0.65%	0.35%	0.30%

      For the fiscal year ended June 30, 2005, QFI earned and reimbursed fees as follows:

		Advisory fees
Fund	Advisory fees	waived/reimbursed

Strategic Growth	$6,278,727	$—

Core Equity	120,847	—

Small-Cap Growth	31,005	—

Capital Opportunities	266,129

Biotech	271,203	—

Small-Cap Trend	53,189	9,392

Mid-Cap Value	587,021	—

Small-Cap Value	598,933

Core Value	17,194	17,194

Fixed Income	28,468	13,161

      Prior to May 3, 2005, Capital Opportunities paid (i) an advisory fee equal to 0.30% annualized, of the Fund’s average daily net assets, and (ii) a subadvisory fee that consisted of two components. The first component of the subadvisory fee was a base fee equal to 0.75% annualized, of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. The second component was a performance adjustment that either increased or decreased the base fee, depending on how the Fund had performed relative to its benchmark, the S&P 500® Index (“S&P Index”). Based on the Fund’s investment performance compared to the S&P Index for the preceding 12-month period, the Fund’s subadvisory base fee would increase to as high as 1.25% or decrease to as low as 0.3416% of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. However, effective May 3, 2005, the Fund replaced the performance-based subadvisory
86  2005 ANNUAL REPORT

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
fee rate with a fixed annual fee rate after the new subadvisory fee structure was approved by the Fund’s shareholders. Under the current advisory fee structure, the Capital Opportunities pays QFI a total advisory and subadvisory fees of 1.05% (0.30% to QFI and 0.75% to the sub-adviser) annualized, of the Fund’s average daily net assets.
      Similarly, prior to May 3, 2005, Small-Cap Value paid (i) an advisory fee equal to 0.30% annualized, of the Fund’s average daily net assets, and (ii) a subadvisory fee that consisted of two components. The first component of the subadvisory fee was a base fee equal to 0.90% annualized, of the Fund’s daily net assets averaged over the preceding 12-month rolling period. The second component was a performance adjustment that either increased or decreased the base fee, depending on how the Fund had performed relative to its benchmark, the Russell 2000® Index (“Russell Index”). Based on the Fund’s investment performance compared to the Russell Index for the preceding 12-month period, the Fund’s subadvisory base fee would increase to as high as 1.50% or decrease to as low as 0.30% of the Fund’s daily net assets, averaged over the preceding 12-month rolling period. However, effective May 3, 2005, the Fund replaced the performance-based subadvisory fee rate with a fixed annual fee rate after the new subadvisory fee structure was approved by the Fund’s shareholders. Under the current advisory fee structure, Small-Cap Value pays QFI a total advisory and subadvisory fees of 1.20% (0.30% to QFI and 0.90% to the sub-adviser) annualized, of the Fund’s average daily net assets. The sub-adviser to Small-Cap Value has voluntarily agreed to charge Small-Cap Value a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client is terminated, the subadvisory fee rates offered to Small-Cap Value would revert to the contractual fee rate of 0.90% per annum.
      QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A, 3.35% for Classes B and C, and 2.35% for Class I of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement, however, it may do so at any time in its sole discretion. Since Small-Cap Trend’s inception through October 28, 2004, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.05% for Class A, 2.80% for Classes C, and 1.80% for Class I of the average net assets of each class, respectively. Effective October 28, 2004, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Trend (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.15% for Class A, 2.90% for Classes C, and 1.90% for Class I of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement, however, it may do so at any time in its sole discretion.
      At a shareholders’ meeting held on May 3, 2005, the shareholders of Mid-Cap Value approved a new subadvisory agreement with Global Capital Management, Inc., which will replace Schneider Capital Management Company as the new sub-adviser to the Fund, effective as of May 3, 2005.
      Citco Mutual Fund Services, Inc. serves as the Administrator (the “Administrator”) and Transfer Agent (the “Transfer Agent”) for the Trust. The Administrator provides administrative services to and is generally responsible for the overall management and day-to-day operations of each Fund pursuant to an accounting and administrative agreement with the Trust. The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. As compensation for its services, the Administrator will receive a fee at the annual rate of 0.35% of the aggregate of the Trust’s first $200 million of average daily net assets, 0.175% of the next $300 million of average daily net assets, and 0.15% of the net assets in excess of $500 million. Effective July 1, 2005, as compensation for its services, the Administrator receives a fee at the annual rate of 0.35% of the aggregate of the Trust’s first $200 million of average daily net assets, 0.175% of the next $300 million of average daily net assets, and 0.10% of the net assets in excess of $500 million. For the fiscal year ended June 30, 2005, the Administrator earned fees of $1,463,777 and waived $9,836 for the Fixed Income Fund.
      Citco Mutual Fund Distributor, Inc. (the “Distributor”) serves as principle underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 for each class for each Fund with the exception of Class I. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Funds average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Funds shareholders. The Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional
2005 ANNUAL REPORT   87

Notes to the Financial Statements
Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
services related to distribution of the Funds shares, including personal services provided to prospective and existing shareholders. The Class B and C Plans provide that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the Funds’ average net assets on a monthly basis.
      The Distributor received approximately $137,297 in underwriter commissions from the sale of Fund shares in the fiscal year ended June 30, 2005. The Chief Executive Officer and the former President of the Trust, as registered representatives licensed with the Distributor and as wholesalers for the Funds, together received approximately $86,290 of these commissions. This amount was determined by an agreement based on a percentage of the above underwriter’s commissions.
      QFI has informed the Trust that for the fiscal year ended June 30, 2005 it received contingent deferred sales charges from certain redemptions of the Funds’ Class B shares and Class C shares of $75,466 and $19,798, respectively. The respective shareholders pay such charges, which are not an expense of the Fund.
      The Chief Executive Officer and Treasurer of the Trust, as a registered representative at Quaker Securities, Inc. (“QSI”) for the portion of the fiscal year prior to April 4, 2005 and thereafter as a registered representative at Radnor Research and Trading (“Radnor”), received a portion of the brokerage commissions paid to affiliated brokers for portfolio transactions executed on behalf of the Funds and reimbursed commissions were as follows:

	Commissions	Commissions
Fund	Paid	Recaptured

Strategic Growth	$926,224	$229,214	(1)

Capital Opportunities	173,913	—

Biotech	23,148	—

Mid-Cap Value	275,080	101,138	(1)

Small-Cap Value	760	—

Core Value	40	—

(1)	Under the terms of certain commission recapture agreements with QSI and Radnor, the commissions recaptured by the Funds were used to offset the respective Fund’s total expenses, which are reflected under the line item “Fees paid indirectly” of each Fund’s Statement of Operations for the fiscal year ended June 30, 2005.
Note 4 — Purchases and Sales of Investments
      For the fiscal year ended June 30, 2005, aggregate purchases and sales of investment securities (excluding short-term investments) for each fund were as follows:

Fund	Purchases	Sales

Strategic Growth	$821,167,703	$793,252,205

Core Equity	10,166,451	11,532,236

Small-Cap Growth	3,447,683	3,383,313

Capital Opportunities	53,386,301	51,566,558

Biotech	39,724,383	33,087,020

Small-Cap Trend	2,246,309	1,536,084

Mid-Cap Value	107,168,959	98,923,006

Small-Cap Value	66,793,539	65,198,059

Core Value	2,056,256	1,676,406

Fixed Income	1,440,888	2,896,956

Note 5 — Options Written
      A summary of option contracts written by the Trust during the fiscal year ended June 30, 2005 were as follows:

	Strategic Growth Calls

	Number of	Option
	Options	Premiums

Options outstanding at beginning of year	1,300	$1,556,100
Options written	2,496	892,350
Options closed	(3,796)	(2,448,450)
Options exercised	—	—
Options expired	—	—

Options outstanding at end of year	—	$—

	Capital Opportunities Calls

	Number of	Option
	Options	Premiums

Options outstanding at beginning of year	—	$—
Options written	5,255	1,675,801
Options closed	(3,570)	(1,150,780)
Options exercised	(100)	(92,096)
Options expired	(15)	(1,665)

Options outstanding at end of year	1,570	$431,260

Biotech Calls

	Number of	Option
	Options	Premiums

Options outstanding at beginning of year	—	$—
Options written	668	53,067
Options closed	(668)	(53,067)
Options exercised	—	—
Options expired	—	—

Options outstanding at end of year	—	$—

88  2005 ANNUAL REPORT

Note 5 — Options Written (Continued)
      One option contract is equivalent to one hundred shares of common stock.
      As of June 30, 2005, portfolio securities valued at $6,172,880 were subject to covered call options written by Capital Opportunities.
Note 6 — Tax Matters
      For U.S. federal income tax purposes, the cost of securities owned (including proceeds for securities sold short), gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at June 30, 2005 for each fund were as follows:

			Gross	Net
		Gross	Depreciation	Appreciation
Fund	Cost	Appreciation		(Depreciation)

Strategic Growth	$526,760,320	$65,154,346	$(5,173,773)	$59,980,573

Core Equity	11,189,786	1,114,972	(746,342)	368,630

Small-Cap Growth	2,845,050	538,367	(114,806)	423,561

Capital Opportunities	22,463,952	2,782,523	(879,158)	1,903,365

Biotech	15,793,348	1,283,882	(700,921)	582,961

Small-Cap Trend	4,300,033	712,880	(245,316)	467,564

Mid-Cap Value	54,425,728	4,718,878	(298,389)	4,420,489

Small-Cap Value	50,536,169	7,760,876	(1,431,388)	6,329,488

Core Value	1,774,748	255,886	(98,524)	157,362

Fixed Income	3,687,829	121,779	(53,975)	67,804

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
      As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Unrealized					Total
	Appreciation	Undistributed	Undistributed	Capital Loss	Post-October	Distributable
Fund	(Depreciation)	Ordinary Income	Capital Gains	Carryforward	Capital Loss	Earnings

Strategic Growth	$59,980,573	$10,999,423	$14,614,139	$—	$—	$85,594,135

Core Equity	368,630	—	—	(5,619,170)	(1,675)	(5,252,215)

Small-Cap Growth	423,561	—	—	(521,953)	—	(98,392)

Capital Opportunities	1,903,365	584,621	964,571	—	—	3,452,557

Biotech	582,961	—	101,855	—	(771,366)	(86,550)

Small-Cap Trend	467,564	—	16,736	—	—	484,300

Mid-Cap Value	4,420,489	1,750,348	3,482,108	—	—	9,652,945

Small-Cap Value	6,329,488	2,135,007	5,819,403	—	—	14,283,898

Core Value	157,362	100,077	649	—	—	258,088

Fixed Income	67,804	28,840	—	(1,065,235)	(4,178)	(972,769)

      The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, pay-down gains and losses, and certain temporary book/tax differences such as the deferral of realized losses on wash sales and net losses realized after October 31st.
2005 ANNUAL REPORT   89

Notes to the Financial Statements
Note 6 — Tax Matters (Continued)
      Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The funds elected to defer net capital losses as indicated in the table below.
      At June 30, 2005, the capital loss carryovers for the funds were as follows:

	Capital Loss Carryovers Expiring						Post-October Losses

Fund	2008	2009	2010	2011	2012	Total	Deferred	Utilized

Core Equity	—	—	3,260,670	2,358,500	—	5,619,170	1,675	—

Small-Cap Growth	—	—	28,923	493,030	—	521,953	—	—

Biotech	—	—	—	—	—	—	771,366	2,988

Fixed Income	234,251	1,998	—	244,206	584,780	1,065,235	4,178	1,759

Note 7 — Reclassifications of Capital Accounts
      In accordance with accounting pronouncements, each fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of June 30, 2005, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

			Capital Paid
	Undistributed	Accumulated	in on Shares
	Net Investment	Net Realized	of Beneficial
Fund	Income	Gain (Loss)	Interest

Strategic Growth	$3,978,102	$(3,978,102)	—

Core Equity	33,074	—	(33,074)

Small-Cap Growth	31,162	—	(31,162)

Capital Opportunities	340,640	(340,640)	—

Biotech	333,579	(3,666)	(329,913)

Small-Cap Trend	83,401	(81,084)	(2,317)

Mid-Cap Value	411,873	(411,873)	—

Small-Cap Value	367,254	(367,254)	—

Fixed Income	28,840	(28,840)

Note 8 — Distributions to Shareholders
      Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.
      The tax character of dividends and distributions paid during the fiscal years of 2005 and 2004 were as follows:

			Long-Term Capital
	Ordinary Income		Gain

Fund	2005	2004	2005	2004

Strategic Growth	$14,604,513	$—	$6,669,406	$—

Capital Opportunities	1,635,701	163,648	774,000	—

Biotech	1,520,402	462,368	13,366	—

Small-Cap Trend	14,692	—	—	—

Mid-Cap Value	621,816	—	3,970,945	—

Small-Cap Value	1,661,370	—	3,143,293	66,496

Core Value	2,289	—	130,938	—

Fixed Income	167,358	158,607	—	—

90  2005 ANNUAL REPORT

Note 9 — Fund Share Transactions
      At June 30, 2005, there were an unlimited number of shares of beneficial interest with a $0.01 par value, authorized. The following table summarizes the activity in shares of each Fund:
Strategic Growth

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	10,789,379	(2,793,339)	768,441	23,626,494	8,454,086	(2,572,901)	—	14,862,013
Value	$232,425,751	$(59,667,146)	$16,521,488		$157,795,823	$(49,073,860)	$—

Class B
Shares	12,944	(105,073)	33,028	740,281	39,658	(96,509)		799,382
Value	$274,719	$(2,202,207)	$691,271		$692,868	$(1,828,243)	$—

Class C
Shares	1,308,880	(182,237)	100,666	3,088,871	1,087,655	(145,935)	—	1,861,562
Value	$27,229,607	$(3,787,926)	$2,098,918		$20,199,510	$(2,715,698)	$—

Class I
Shares	756,845	(80,391)	48,377	1,432,081	444,804	(16,517)	—	707,250
Value	$16,118,831	$(1,771,279)	$1,050,747		$8,948,989	$(293,583)	$—

Core Equity

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	32,311	(69,174)	—	721,500	39,004	(73,953)	—	758,363
Value	$364,142	$(804,415)	$—		$419,011	$(834,152)	$—

Class B
Shares	—	(3,019)	—	15,005	5,320	(349)		18,024
Value	$—	$(31,562)	$—		$54,080	$(3,698)	$—

Class C
Shares	5,235	(7,573)	—	13,009	2,253	(19,703)	—	15,347
Value	$56,196	$(79,227)	$—		$23,927	$(197,173)	$—

Class I
Shares	3,052	(10,457)	—	259,533	11,949	(16,905)	—	266,938
Value	$33,401	$(115,066)	$—		$124,874	$(173,673)	$—

2005 ANNUAL REPORT   91

Notes to the Financial Statements
Note 9 — Fund Share Transactions (Continued)
Small-Cap Growth

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	25,170	(8,094)		50,990	21,228	(4,735)	—	33,914
Value	$219,597	$(67,728)	$—		$168,906	$(39,110)	$—

Class B
Shares	2,626	(3,793)		13,880	7,725	(2,548)	—	15,047
Value	$21,481	$(30,424)	$—		$57,543	$(19,832)	$—

Class C
Shares	2,488	(10,050)		24,824	12,479	(6,243)	—	32,386
Value	$22,360	$(88,489)	$—		$99,245	$(51,504)	$—

Class I
Shares	7,358	(5,010)		248,700	1,443	—	—	246,352
Value	$65,792	$(48,849)	$—		$12,324	$—	$—

Capital Opportunities

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	806,413	(485,401)	106,236	1,060,489	380,887	(68,739)	4,116	633,241
Value	$9,184,573	$(5,591,835)	$1,162,223		$4,051,530	$(739,662)	$41,823

Class B
Shares	18,553	(20,618)	11,292	105,748	17,898	(24,885)	1,179	96,521
Value	$206,495	$(230,812)	$122,180		$181,003	$(266,243)	$11,949

Class C
Shares	247,686	(220,312)	100,281	1,073,329	315,039	(345,809)	10,700	945,674
Value	$2,773,173	$(2,464,784)	$1,085,098		$3,201,907	$(3,619,527)	$108,393

Biotech

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	767,509	(334,100)	83,948	1,243,874	628,690	(144,106)	21,149	726,517
Value	$9,875,429	$(4,106,232)	$1,066,977		$8,365,859	$(1,876,271)	$260,345

Class B
Shares	946	(37,389)	8,545	102,828	31,377	(40,146)	6,587	130,726
Value	$12,166	$(451,840)	$106,729		$402,225	$(503,596)	$80,425

Class C
Shares	93,137	(81,821)	20,782	335,124	270,928	(110,617)	7,902	303,026
Value	$1,157,095	$(982,724)	$259,775		$3,504,791	$(1,408,157)	$96,482

92  2005 ANNUAL REPORT

Note 9 — Fund Share Transactions (Continued)
Small-Cap Trend

	For the Fiscal Year Ended: June 30, 2005				For the Period Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	164,219	(100,738)	889	277,282	248,983	(36,071)	—	212,912
Value	$1,592,263	$(1,021,329)	$9,323		$2,468,853	$(342,301)	$—

Class C
Shares	60,128	(20,392)	424	146,982	106,822	—	—	106,822
Value	$585,630	$(200,941)	$4,407		$1,031,136	$—	$—

Class I
Shares	5,623	(20,053)	50	18,487	32,884	(17)	—	32,867
Value	$54,100	$(201,332)	$523		$310,957	$(169)	$—

Mid-Cap Value

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	1,544,250	(1,203,205)	174,910	2,411,806	1,783,151	(644,701)	—	1,895,851
Value	$25,014,802	$(19,035,655)	$2,877,270		$25,800,352	$(9,142,215)	$—

Class B
Shares	10,766	(68,844)	15,181	151,783	10,625	(24,530)	—	194,680
Value	$171,361	$(1,093,776)	$243,043		$148,453	$(351,350)	$—

Class C
Shares	381,064	(186,339)	54,914	839,479	229,297	(99,435)	—	589,840
Value	$5,980,853	$(2,899,986)	$867,101		$3,185,208	$(1,395,707)	$—

Class I
Shares	11,757	(20,207)	8,862	103,198	8,022	(2,652)	—	102,786
Value	$193,207	$(330,012)	$148,258		$113,956	$(40,094)	$—

Small-Cap Value

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	391,788	(283,951)	93,027	1,125,357	610,099	(208,293)	1,069	924,493
Value	$7,375,275	$(5,295,796)	$1,747,981		$10,798,184	$(3,672,135)	$18,201

Class B
Shares	4,733	(9,386)	5,028	53,825	7,583	(8,861)	100	53,450
Value	$86,833	$(171,183)	$91,362		$125,700	$(148,689)	$1,662

Class C
Shares	143,100	(22,465)	24,518	362,340	146,989	(31,968)	242	217,187
Value	$2,545,929	$(395,083)	$434,457		$2,394,163	$(520,777)	$3,930

Class I
Shares	4,795	(108,141)	128,091	1,371,864	432,668	(153,176)	2,417	1,347,119
Value	$87,489	$(2,125,242)	$2,437,586		$6,730,260	$(2,865,464)	$41,520

2005 ANNUAL REPORT   93

Notes to the Financial Statements
Note 9 — Fund Share Transactions (Continued)
Core Value

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	27,287	(203)	11,196	163,801	13,098	(121)	—	125,521
Value	$322,033	$(2,411)	$130,328		$145,604	$(1,272)	$—

Fixed Income

	For the Fiscal Year Ended: June 30, 2005				For the Fiscal Year Ended: June 30, 2004

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	30,093	(55,369)	4,207	109,455	285,610	(427,244)	4,907	130,524
Value	$285,213	$(525,448)	$39,860		$2,753,526	$(4,125,347)	$47,059

Class B
Shares	3,241	(43,444)	2,970	67,398	34,876	(100,164)	2,688	104,631
Value	$30,612	$(410,520)	$28,031		$334,406	$(961,973)	$25,677

Class C
Shares	53,925	(137,290)	5,974	210,544	364,416	(422,628)	5,226	287,935
Value	$508,740	$(1,296,579)	$56,371		$3,500,812	$(4,037,033)	$49,945

Class I
Shares	3,500	(27,003)	405	9,512	—	(265)	1,033	32,610
Value	$33,497	$(255,717)	$3,826		$—	$(2,566)	$9,887

94  2005 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
The Quaker Investment Trust
Malvern, Pennsylvania
      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Quaker Strategic Growth Fund, Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, Quaker Capital Opportunities Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Small-Cap Trend Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, Gewax Terker Core Value Fund, and Quaker Fixed Income Fund, each a series of shares of beneficial interest of the Quaker Investment Trust, as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quaker Strategic Growth Fund, Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, Quaker Capital Opportunities Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Small-Cap Trend Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, Gewax Terker Core Value Fund, and Quaker Fixed Income Fund, as of June 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
August 11, 2005
2005 ANNUAL REPORT   95

Trustees and Officers
June 30, 2005
      The Board of Trustees (“Board” or “Trustees”) has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI, subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below.

		Serving as		Number of	Other
		Officer or		Portfolios	Directorships
	Position(s) Held	Trustee		Overseen by	Held by
Name, Address and Age	with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee	Nominee(1)

Interested Trustees and Officers

Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 62	Chief Executive Officer, Treasurer and Trustee	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996–present); Registered Representative, Radnor Research & Trading Company, LLC (less than 1 year).	10

Laurie Keyes(3)(4) 309 Technology Drive Malvern, PA 19355 Age 55	Secretary and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–present).	10

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 39	Chief Compliance Officer.	Since March 2004	General Counsel to Quaker Funds, Inc. and CRA Fund Advisors, Inc. Chief Compliance Officer for the Quaker Investment Trust, The Community Reinvestment Act Qualified Investment Trust, and The Penn Street Investment Trust.	None

Independent Trustees

David K. Downes 309 Technology Drive Malvern, PA 19355 Age 65	Chairman of the Board, Trustee	Since Jan. 2004	President, Chief Executive Officer and Director of CRA Fund Advisors Inc. (2004–present); President, Community Reinvestment Act Qualified Investment Fund (‘CRAQIF‘), an investment management company (2004–present); formerly, Chief Operating Officer and Chief Financial Officer, Lincoln National Investment Companies and Delaware Investments, the investment management subsidiary of Lincoln Financial Group (1992–2003); Chief Executive Officer, Delaware Investments Family of Funds, an investment management company (1997–2003).	10	Internet Capital Group, Inc. (a technology company) (2003–present).

Mark S. Singel 1251 Stone Creek Drive Hummelstown, PA 17036 Age 51	Trustee	Since Feb. 2002	Director/Founder, The Winter Group (January 2005–present); formerly, Managing Director, Public Affairs Management (lobbying firm) (2000–2004).	10	None

Ambassador Adrian A. Basora (ret.) 1529 Walnut Street Suite 610 Philadelphia, PA 19102 Age 66	Trustee	Since Feb. 2002	Director of Project on Democratic Transitions, Foreign Policy Research Institute (2004–present); formerly, President of Eisenhower Fellowships (1996–2004).	10	None

James R. Brinton 123 West Lancaster Avenue Wayne, PA 19087 Age 50	Trustee	Since Feb. 2002	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979–present).	10	Penn Street Fund, Inc. (“PSFI”)(5) (a registered investment management company) (2002–present).

G. Michael Mara 309 Technology Drive Malvern, PA 19335 Age 49	Trustee	Since Feb. 2002	President, Valley Forge Capital Advisers (2002–present); President, Penn Street Fund, Inc. (2001–present); Registered Representative, Citco Mutual Fund Distributors, Inc. (“CMFD”) (2002–present); formerly, Managing Director, Millennium Bank (2000–2004); Principal, Vanguard Fiduciary Trust Company (1997–1999).	10	None

96  2005 ANNUAL REPORT

		Serving as		Number of	Other
		Officer or		Portfolios	Directorships
	Position(s) Held	Trustee		Overseen by	Held by
Name, Address and Age	with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee	Nominee(1)

Warren West 1700 Market Street Philadelphia, PA 19103 Age 48	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998–present).	10	None

(1)	Directorship of companies required to report to the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of QFI. Mr. King is also a shareholder of CMFS, the administrator and transfer agent of the Trust. Mr. King previously served as a director of PSFI from May, 2002 until April, 2003. Mr. Mara currently serves as an officer of PSFI and Mr. Brinton currently serves on the Board of Directors of PSFI. The investment adviser of PSFI is Penn Street Investment Advisers, Inc. and the principal distributor of PSFI is CMFD, which also serves as the distributor for the Trust, an affiliate of CMFS.

(3)	This position is held with an affiliated person of the Trust. Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Secretary, Chief Financial Officer and a controlling shareholder of QFI.

(5)	CMFD, the distributor of the Funds, also serves as distributor of the shares of each series of PSFI.
     The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.
2005 ANNUAL REPORT   97

Approval of Advisory Agreement
Board of Trustees’ Consideration in Approving New Advisory Agreement and New Subadvisory Agreements for the Funds
      Prior to the close of business on January 14, 2005, QFI was owned 50% by Mr. Kevin Mailey (“Mailey”), and owned 25% each by Mr. Jeffry H. King, Sr. and Ms. Laurie Keyes (collectively, “King/ Keyes”). After the close of business on January 14, 2005, King/ Keyes became the sole owners of QFI as a result of the acquisition by King/ Keyes of all of Mailey’s equity interests in QFI. Because King/ Keyes’ acquisition of all of Mailey’s equity interests in QFI resulted in a change of control of QFI (the “Change of Control”), the Trust’s previous investment advisory agreement with QFI and all the previous investment subadvisory agreements with the respective sub-advisers were “assigned,” as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and the previous investment advisory and subadvisory agreements therefore terminated upon the completion of the acquisition. At a board meeting held on January 14, 2005 (the “January 14 Board Meeting”), the Board of Trustees of the Trust approved an interim advisory agreement with QFI (the “Interim Advisory Agreement”), and interim subadvisory agreements with the previous subadvisers, respectively (collectively, the “Interim Subadvisory Agreements”), that were substantially identical to the previous advisory agreement with QFI and previous subadvisory agreements with the respective subadvisers.
      At an in-person meeting held on February 10, 2005, the Board of Trustees of the Trust, including all of the independent trustees of the Trust, unanimously approved a new investment advisory agreement with QFI (the “New Advisory Agreement”) and new investment subadvisory agreements with each previous sub-adviser, except for Quaker Mid-Cap Value Fund, where the Board unanimously approved a new subadvisory agreement with a new sub-adviser, Global Capital Management, Inc. (“G.C.M.”) (collectively, the “New Subadvisory Agreements”). The Board of Trustees then called for a shareholders meeting to approve the New Advisory Agreement and the New Subadvisory Agreements, and to ratify the Interim Advisory Agreement and the Interim Subadvisory Agreements. At a shareholders meeting held on May 3, 2005, the shareholders of each Fund approved the New Advisory Agreement with QFI, and the New Subadvisory Agreements with the respective sub-advisers.
      In approving the New Advisory Agreement and the New Subadvisory Agreements, the Board of Trustees considered the following factors. The independent trustees also discussed the approval of the New Advisory Agreement with independent counsel in a separate session.
Factors considered by the Board in Approving a New Advisory Agreement with QFI
      In evaluating the New Advisory Agreement, the Board requested and received information from QFI to assist in its deliberations. Further, because Board approval of the New Advisory Agreement with QFI was made necessary at this time solely as a result of the Change of Control and the technical requirements of the 1940 Act, the Board gave substantial weight to its consideration made at a June 8, 2004 Board meeting in renewing the previous advisory agreement with QFI, when considering the approval of the New Advisory Agreement.
      In addition, the Board considered a presentation made by Mr. King at the January 14 Board Meeting, and the written responses to a questionnaire that Mr. King had provided regarding the Change of Control transaction and the proposed business plans of QFI. The Board also considered the following factors in determining reasonableness and fairness of the New Advisory Agreement with QFI:

•	The qualifications of QFI to provide a range of management and administrative services. The Board reviewed the credentials and experience of officers and employees of QFI who will provide investment advisory and other services to the Funds following the departures of Mr. Kevin Mailey and Ms. Barbara Mailey. Specifically, the Board noted the (i) extensive background and significant relevant sales and marketing experience of recently retained sales personnel and their ability to promote and grow the Funds; (ii) compliance personnel in their ability to provide compliance oversight and address compliance issues as they arise (including, the hiring of a paralegal with the relevant mutual fund industry compliance experience); and (iii) financial strength of the principals of QFI.

•	The range of advisory services provided by QFI. The Board reviewed the services to be provided by QFI under the New Advisory Agreement, and noted that the level and type of services that would be provided under the New Advisory Agreement would be identical to the management services that had been provided under the previous advisory agreement.
98  2005 ANNUAL REPORT

•	The performance record of the Funds. The Board reviewed each Fund’s performance record and noted that out of the nine Funds that had been in existence for a period of one-year or more, eight of the Funds had outperformed their respective benchmark indices for the past one-year period, while three out of five Funds had outperformed their respective benchmark indices for each of the one-year, three-year and five-year periods considered. In that regard, the Board determined that QFI has developed the expertise and resources for selecting and managing qualified sub-advisers to provide investment advisory services to the Funds, in accordance with each Fund’s investment objective and strategies.

•	Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for each Fund under the New Advisory Agreement and noted that the advisory fees payable to QFI will remain unchanged from those paid by the Fund under the previous advisory agreement. In taking into account the overall strong performance of the Funds under QFI, the Board concluded that each Fund’s advisory fees under the New Advisory Agreement were fair and reasonable in light of the high quality management and administrative services that QFI would provide under the New Advisory Agreement. Because advisory fee information for investment companies with a “manager of managers” structure was not readily available, the Board did not consider the level of advisory fees for each Fund in comparison with other similar funds.

•	The profitability of QFI. The Board reviewed information concerning the profitability of QFI’s (and its affiliates’) investment advisory and other services and its financial condition. The Board noted that each Fund’s advisory fee would remain the same under the New Advisory Agreement, and that QFI intends to continue the fee waivers currently in effect under the previous advisory agreement. The Board also noted that QFI had only begun to be profitable in the past two years, and that QFI’s current level of profitability was fair and reasonable considering the quality of management and the overall strong performance of the Funds under QFI.
      After considering the above factors, the Board concluded that it is in the best interests of the Funds and their shareholders to approve the New Advisory Agreement between the Trust and QFI for the Funds.
Factors considered by the Board in Approving the New Subadvisory Agreements
      In evaluating the approval of each New Subadvisory Agreement with the respective subadvisers, the Board requested and received information from QFI and each respective sub-adviser to assist in its deliberations. Further, because Board approval of the New Subadvisory Agreements were made necessary at this time solely as a result of the Change of Control and the technical requirements of the 1940 Act, the Board gave substantial weight to its consideration made at the June 8, 2004 Board meeting in renewing the previous subadvisory agreement with the previous sub-advisers (except for the new sub-adviser, G.C.M.), when considering the approval of the New Subadvisory Agreements.
Quaker Strategic Growth Fund
      The Board also considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and DG Capital Management, Inc. (“DGCM”), with respect to Quaker Strategic Growth Fund:

•	The range of subadvisory services provided by DGCM. The Board reviewed the services to be provided by DGCM under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those DGCM had provided under its previous subadvisory agreement. The Board also noted the strength of DGCM’s compliance program and its ability to provide compliance oversight, as well as the financial strength of DGCM.

•	The performance record of Quaker Strategic Growth Fund. The Board reviewed the performance record of Quaker Strategic Growth Fund and noted that the Fund had outperformed its respective benchmark index for each of the one-year, three-year, five-year and since-inception periods considered. The Board also noted the favorable industry reviews the Fund and its portfolio manager had received recently in the print media, and determined that DGCM would continue to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board gave substantial weight to the fact that the subadvisory fees charged by DGCM under the New Subadvisory Agreement is the same as that under the previous subadvisory agreement. Additionally, the Board ex-
2005 ANNUAL REPORT   99

Approval of Advisory Agreement

amined the expense ratio and the level of subadvisory fees for the Fund and noted that the expense ratio for the Fund was minimally higher than the average peer group expense ratio. However, in considering the strong performance of the Fund for the periods considered, the Board concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement were fair and reasonable in light of the high quality of subadvisory services that the portfolio manager of DGCM would continue to provide under the New Subadvisory Agreement.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Strategic Growth Fund and its shareholders to approve the New Subadvisory Agreement between QFI and DGCM for the Fund.
Quaker Core Equity Fund
      The Board also considered the following factors in determining the reasonableness and fairness of the New Subadvisory Agreement between QFI and Geewax, Terker & Co. (“GTC”), with respect to Quaker Core Equity Fund:

•	The range of subadvisory services provided by GTC. The Board reviewed the services to be provided by GTC under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those GTC had provided under its previous subadvisory agreement. The Board also noted the strength of GTC’s compliance program and its ability to provide compliance oversight, as well as the financial strength of GTC.

•	The performance record of Quaker Core Equity Fund. The Board reviewed the performance record of Quaker Core Equity Fund and noted that although the Fund’s performance lagged behind its respective benchmark index for the long-term periods, the Fund had recently shown stronger performance by outperforming its benchmark index for the one-year and three-year periods considered. Based on the recent strong performance by the Fund, the Board determined that GTC would continue to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board gave substantial weight to the fact that the subadvisory fees charged by GTC under the New Subadvisory Agreement is the same as that under the previous subadvisory agreement. Additionally, the Board examined the expense ratio and the level of subadvisory fees for the Fund and concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement were fair and reasonable in light of the recent strong performance of the Fund and the high quality of subadvisory services that the portfolio manager of GTC would provide under the New Subadvisory Agreement.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Core Equity Fund and its shareholders to approve the New Subadvisory Agreement between QFI and GTC for the Fund.
Quaker Small-Cap Growth Fund
      The Board also considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and GTC, with respect to Quaker Small-Cap Growth Fund:

•	The range of subadvisory services provided by GTC. The Board reviewed the services to be provided by GTC under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those GTC had provided under its previous subadvisory agreement. The Board also noted the strength of GTC’s compliance program and its ability to provide compliance oversight, as well as the financial strength of GTC.

•	The performance record of Quaker Small-Cap Growth Fund. The Board reviewed the performance record of Quaker Small-Cap Growth Fund and noted that although the Fund’s performance lagged behind its respective benchmark index for the long-term periods, the Fund had recently shown stronger performance by outperforming its benchmark index for the past 12-month period considered. Based on the recent strong performance by the Fund, the Board determined that GTC would continue to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board gave substantial weight to the fact that the subadvisory fees charged by GTC under the New Subadvisory Agreement is the same as that under the previous subadvisory agreement. Additionally, the Board examined the expense ratio and the level of subadvisory fees for the Fund and concluded that the Fund’s subadvisory fees under the New Subadvisory Agree-
100  2005 ANNUAL REPORT

ment were fair and reasonable in light of the recent strong performance of the Fund and the high quality of subadvisory services that the portfolio managers of GTC would provide under the New Subadvisory Agreement.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Small-Cap Growth Fund and its shareholders to approve the New Subadvisory Agreement between QFI and GTC for the Fund.
Quaker Capital Opportunities Fund
      The Board also considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and Knott Capital Management (“Knott”), with respect to Quaker Capital Opportunities Fund:

•	The range of subadvisory services provided by Knott. The Board reviewed the services to be provided by Knott under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those Knott had provided under its previous subadvisory agreement. The Board also noted Knott’s ability to have a strong compliance program and its ability to provide compliance oversight, as well as the financial strength of Knott.

•	The performance record of Quaker Capital Opportunities Fund. The Board reviewed the performance record of Quaker Capital Opportunities Fund and noted that the Fund had outperformed its respective benchmark index for each of the one-year, three-year and since-inception periods considered. Based on the strong performance of the Fund over all the periods considered, the Board determined that Knott would continue to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board noted that Knott had previously requested QFI to modify the previous subadvisory agreement by eliminating any performance based fee component in determining the subadvisory fees paid to Knott. The 1940 Act requirement for the Board and shareholders of the Fund to approve a New Subadvisory Agreement following a Change of Control provided an opportunity to consider such an arrangement. In connection with the Board’s review and consideration in continuing to retain Knott as the sub-adviser to the Fund, the Board considered an arrangement whereby the New Subadvisory Agreement would provide for Knott to receive compensation based on a fixed annual rate of the sub-advised assets, which would be equal to the “base fee” under the previous subadvisory agreement with the Fund. In considering Knott’s request, the Board considered that the proposed subadvisory fee structure would be simpler than the fee structure under the previous subadvisory agreement. The Board determined that the overall subadvisory fees and expense ratio for the Fund would be lower under the New Subadvisory Agreement than under the previous subadvisory agreement, if the Fund continues to show strong performance results against its respective benchmark index. The Board concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement were fair and reasonable in light of the high quality of subadvisory services that the portfolio managers of Knott would provide under the New Subadvisory Agreement, as evidenced by past strong performance results.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Capital Opportunities Fund and its shareholders to approve the New Subadvisory Agreement between QFI and Knott for the Fund.
Quaker Biotech Pharma-Healthcare Fund
      The Board also considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and Sectoral Asset Management, Inc. (“S.A.M.”), with respect to Quaker Biotech Pharma-Healthcare Fund:

•	The range of subadvisory services provided by S.A.M. The Board reviewed the services to be provided by S.A.M. under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those S.A.M. had provided under its previous subadvisory agreement. The Board also noted the strength of S.A.M.’s compliance program and its ability to provide compliance oversight, as well as the financial strength of S.A.M.

•	The performance record of Quaker Biotech Pharma-Healthcare Fund. The Board reviewed the performance record of Quaker Biotech Pharma-Healthcare Fund and noted that although the Fund’s performance lagged behind its respective benchmark index for the long-term periods, the Fund had recently shown
2005 ANNUAL REPORT   101

Approval of Advisory Agreement

stronger performance by outperforming its benchmark index for the past 12-month period considered. Based on the recent strong performance by the Fund, the Board determined that S.A.M. would continue to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board gave substantial weight to the fact that the subadvisory fees charged by S.A.M. under the New Subadvisory Agreement is the same as that under the previous subadvisory agreement. Additionally, the Board examined the expense ratio and the level of subadvisory fees for the Fund and concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement were fair and reasonable in light of the recent strong performance of the Fund and the high quality of subadvisory services that the portfolio managers of S.A.M. would continue to provide under the New Subadvisory Agreement.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Biotech Pharma-Healthcare Fund and its shareholders to approve the New Subadvisory Agreement between QFI and S.A.M. for the Fund.
Quaker Small-Cap Trend Fund
      The Board also considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and TrendStar Advisors, LLC (“TrendStar”), with respect to Quaker Small-Cap Trend Fund:

•	The range of subadvisory services provided by TrendStar. The Board reviewed the services to be provided by TrendStar under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those TrendStar had provided under its previous subadvisory agreement. The Board also noted the strength of TrendStar’s compliance program and its ability to provide compliance oversight, as well as the financial strength of TrendStar.

•	The performance record of Quaker Small-Cap Trend Fund. The Board reviewed the performance record of Quaker Small-Cap Trend Fund, which TrendStar had served as sub-adviser since the Fund’s formation on February 17, 2004. The Board noted that although the Fund’s performance lagged behind its respective benchmark index for the since- inception period, the Fund had recently shown stronger performance by performing closer to its benchmark index in the last three-month period considered. In taking into account the fact that the Fund has been in existence for only a short period of time, as well as the recent improved performance by the Fund, the Board determined that TrendStar would be able to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board gave substantial weight to the fact that the subadvisory fees charged by TrendStar under the New Subadvisory Agreement is the same as that under the previous subadvisory agreement. Additionally, the Board examined the expense ratio and the level of subadvisory fees for the Fund and noted that the Fund’s subadvisory fees charged by TrendStar were lower than the advisory fees of a similar fund managed by TrendStar. The Board also noted that the Fund had not realized any economies of scale on the subadvisory fees due to the Fund’s small asset size. The Board concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement were fair and reasonable in light of the recent improved performance of the Fund and the high quality of subadvisory services that the portfolio managers of TrendStar would provide under the New Subadvisory Agreement. The Board also noted that as the asset size of the Fund increases, the Fund will likely benefit from economies of scale which would result in lower expense ratios.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Small-Cap Trend Fund and its shareholders to approve the New Subadvisory Agreement between QFI and TrendStar for the Fund.
Quaker Mid-Cap Value Fund
      Prior to learning of the intended resignation of Schneider Capital Management (“Schneider”) as sub-adviser to Quaker Mid-Cap Value Fund, management of QFI had considered several potential sub-advisers to the Fund. Management of QFI initially proposed GCM to the Board as a prospective sub-adviser to Quaker Mid-Cap Value Fund at a meeting of the Board held on November 10, 2004, at which the principals of GCM made a presentation to the Board regarding their firm and its investment philosophy and investment performance. Subsequently, the Board discussed the approval of the New Subadvisory Agreement between QFI and
102  2005 ANNUAL REPORT

GCM, with respect to Quaker Mid-Cap Value Fund, at an in-person Board meeting held on February 10, 2005. The Independent Trustees also discussed the approval of the New Subadvisory Agreement with independent counsel in a separate session. In evaluating the New Subadvisory Agreement, the Board requested and received information from QFI and GCM to assist in its deliberations.
      The Board considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and GCM, with respect to Quaker Mid-Cap Value Fund:

•	The range of subadvisory services provided by GCM. The Board reviewed the services to be provided by GCM under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be comparable to those that had been provided by Schneider under the Fund’s previous subadvisory agreement with Schneider. The Board also noted the strength of GCM’s compliance program and its ability to provide compliance oversight, as well as the financial strength of GCM.

•	The performance record GCM in managing wrap and separately managed accounts. The Board reviewed the performance record of GCM in managing wrap and separately managed client accounts and noted that these funds managed by GCM had outperformed their respective benchmark indices in 23 of the 26 calendar quarters considered. In taking into account the performance history of other client accounts managed by GCM that use the same investment strategy, the Board determined that GCM would be able to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board noted that the subadvisory fees under the New Subadvisory Agreement with GCM would be the same as the subadvisory fees paid to Schneider under the previous subadvisory agreement. The Board also noted that the subadvisory fees under the New Subadvisory Agreement with GCM would be lower than the advisory fees paid by other client accounts managed by GCM. In considering that the level and type of investment subadvisory services that would be provided by GCM under the New Subadvisory Agreement will be comparable to the services provided by Schneider, the Board concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement with GCM were fair and reasonable.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Mid-Cap Value Fund and its shareholders to approve the New Subadvisory Agreement between QFI and GCM for the Fund.
Quaker Small-Cap Value Fund
      The Board also considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and Aronson+Johnson+Ortiz, LP (“AJO”), with respect to Quaker Small-Cap Value Fund:

•	The range of subadvisory services provided by AJO. The Board reviewed the services to be provided by AJO under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those AJO had provided under its previous subadvisory agreement. The Board also noted the ability of AJO’s compliance program to provide compliance oversight, as well as the financial strength of AJO.

•	The performance record of Quaker Small-Cap Value Fund. The Board reviewed the performance record of Quaker Small-Cap Value Fund and noted that the Fund had outperformed its respective benchmark index for each of the one-year, three-year, five-year and since-inception periods considered. Based on the strong performance of the Fund over all the periods considered, the Board determined that AJO would continue to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board noted that AJO had previously requested QFI to modify the previous subadvisory agreement by eliminating any performance based fee component in determining the subadvisory fees paid to AJO. The 1940 Act requirement for the Board and shareholders of the Fund to approve a New Subadvisory Agreement following a Change of Control provided an opportunity to consider such an arrangement. In connection with the Board’s review and consideration in continuing to retain AJO as the sub-adviser to the Fund, the Board considered an arrangement whereby the New Subadvisory Agreement would provide for AJO to receive compensation based on a fixed annual rate of the sub-advised assets, which would be equal to the “base
2005 ANNUAL REPORT   103

Approval of Advisory Agreement

fee” under the previous subadvisory agreement with the Fund. In considering AJO’s request, the Board considered that the proposed subadvisory fee structure would be simpler than the fee structure under the previous subadvisory agreement. The Board determined that the overall subadvisory fees and expense ratio for the Fund would be lower under the New Subadvisory Agreement than under the previous subadvisory agreement so long as the Fund continues to show strong performance results against its respective benchmark index. Although the Board noted that the Fund’s expense ratio is slightly higher than the expense ratio of its peer group average, the Board concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement were fair and reasonable in light of the high quality of subadvisory services that the portfolio managers of AJO would continue to provide under the New Subadvisory Agreement, as evidenced by past strong performance results.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Small-Cap Value Fund and its shareholders to approve the New Subadvisory Agreement between QFI and AJO for the Fund.
Geewax Terker Core Value Fund
      The Board also considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and GTC, with respect to Geewax Terker Core Value Fund:

•	The range of subadvisory services provided by GTC. The Board reviewed the services to be provided by GTC under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those GTC had provided under its previous subadvisory agreement. The Board also noted the strength of GTC’s compliance program and its ability to provide compliance oversight, as well as the financial strength of GTC.

•	The performance record of Geewax Terker Core Value Fund. The Board reviewed the performance record of Geewax Terker Core Value Fund and noted that the Fund had outperformed its respective benchmark index for the one-year and since-inception periods considered. Based on the strong performance by the Fund, the Board determined that GTC would continue to provide a high level of subadvisory services to the Fund under the New Subadvisory Agreement.

•	Subadvisory fees and expenses. The Board gave substantial weight to the fact that the subadvisory fees charged by GTC under the New Subadvisory Agreement is the same as that under the previous subadvisory agreement. Additionally, the Board examined the expense ratio and the level of subadvisory fees for the Fund and concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement were fair and reasonable in light of the strong performance of the Fund and the high quality of subadvisory services that the portfolio managers of GTC would provide under the New Subadvisory Agreement.
      After considering the above factors, the Board concluded that it is in the best interests of Geewax Terker Core Value Fund and its shareholders to approve the New Subadvisory Agreement between QFI and GTC for the Fund.
Quaker Fixed Income Fund
      The Board also considered the following factors in determining reasonableness and fairness of the New Subadvisory Agreement between QFI and Andres Capital Management (“Andres”), with respect to Quaker Fixed Income Fund:

•	The range of subadvisory services provided by Andres. The Board reviewed the services to be provided by Andres under the New Subadvisory Agreement, and noted that the level and type of investment subadvisory services under the New Subadvisory Agreement would be identical to those Andres had provided under its previous subadvisory agreement. The Board also noted the strength of Andres’ compliance program and its ability to provide compliance oversight, as well as Andres’ financial condition.

•	The performance record of Quaker Fixed Income Fund. The Board reviewed the performance record of Quaker Fixed Income Fund and noted that the Fund’s performance lagged behind its respective benchmark index in both the long-term and short-term periods considered. The Board requested that QFI work closely with the Andres’ portfolio manager in order to improve the performance of the Fund.

•	Subadvisory fees and expenses. The Board noted that the subadvisory fees under the New Subadvisory Agreement with Andres would be the same as the subadvisory fees paid under the previous subadvisory agreement. The Board concluded that the Fund’s subadvisory fees under the New Subadvisory Agreement with Andres were fair and reasonable, and noted
104  2005 ANNUAL REPORT

that as the asset size of the Fund increases, the Fund will benefit from economies of scale which would result in a lower overall expense ratio, since the Fund’s total net assets are small and the fixed costs of operating the Fund are large relative to the assets of the Fund.
      After considering the above factors, the Board concluded that it is in the best interests of Quaker Fixed Income Fund and its shareholders to approve the New Subadvisory Agreement between QFI and Andres for the Fund.
2005 ANNUAL REPORT   105

Shareholder Meetings
Matters Submitted For Shareholder Approval
During the Fiscal Year Ended June 30, 2005
      The shareholders of each Fund of the Trust approved on the following respective proposals at the special meeting of shareholders held on May 3, 2005. The description of each proposal and the number of shares voted are as follows:

Proposals Submitted to Shareholders

1.	To elect a Board of Trustees for the Trust (shareholders of all Funds of the Trust voting together).

Name of Trustee	Total Shares Voted	Votes For	Votes Withheld

Jeffry H. King, Sr.	21,809,859.8790	21,557,604.3050	252,255.5740
David K. Downes	21,809,859.8790	21,579,211.8790	230,648.0000
Warren West	21,809,859.8790	21,578,218.8790	231,641.0000
Adrian A. Basora	21,809,859.8790	21,571,982.8790	237,877.0000
Laurie Keyes	21,809,859.8790	21,563,030.3050	246,829.5740
G. Michael Mara	21,809,859.8790	21,580,414.8790	229,445.0000
Mark S. Singel	21,809,859.8790	21,575,635.8790	234,224.0000
James R. Brinton	21,809,859.8790	21,574,097.8790	235,762.0000

2.	To approve an Investment Advisory Agreement between QFI and the Trust with respect to each of the Funds.

Fund Name	Votes For	Votes Against	Votes Abstained

Quaker Strategic Growth Fund	13,220,046.650	106,940.790	170,313.850
Quaker Core Equity Fund	813,711.380	0	633.130
Quaker Small-Cap Growth Fund	285,800.420	0	104.280
Geewax Terker Core Value Fund	137,250.420	0	2,717.020
Quaker Small-Cap Trend Fund	259,780.580	2,882.760	3,192.000
Quaker Mid-Cap Value Fund	2,068,656.248	34,964.590	20,296.811
Quaker Small-Cap Value Fund	2,016,073.573	10,287.160	9,893.820
Quaker Fixed Income Fund	225,618.750	11,994.54	4,448.060
Quaker Capital Opportunities Fund	1,398,317.531	2,766.000	8,457.394
Quaker Biotech Pharma-Healthcare Fund	984,524.240	8,136.69	9,671.740

3a.	To approve an Investment Subadvisory Agreement between QFI and DG Capital Management, Inc. with respect to Quaker Strategic Growth Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Strategic Growth Fund	13,197,198.78	133,370.41	166,525.73

3b.	To approve an Investment Subadvisory Agreement between QFI and Geewax, Terker & Co. with respect to Quaker Core Equity Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Core Equity Fund	813,711.38	0	633.13

3c.	To approve an Investment Subadvisory Agreement between QFI and Geewax, Terker & Co. with respect to Quaker Small-Cap Growth Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Small-Cap Growth Fund	285,717.17	104.28	83.25

106  2005 ANNUAL REPORT

Matters Submitted For Shareholder Approval
During the Fiscal Year Ended June 30, 2005 (continued)

3d.	To approve an Investment Subadvisory Agreement between QFI and Geewax, Terker & Co. with respect to Geewax Terker Core Value Fund.

Fund	Votes For	Votes Against	Votes Abstained

Geewax Terker Core Value Fund	133,738.42	0	2,717.02

3e.	To approve an Investment Subadvisory Agreement between QFI and TrendStar Advisors, LLC with respect to Quaker Small-Cap Trend Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Small-Cap Trend Fund	260,107.34	0	5,748.00

3f.	To approve an Investment Subadvisory Agreement between QFI and Global Capital Management, Inc. with respect to Quaker Mid-Cap Value Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Mid-Cap Value Fund	2,053,219.07	34,052.12	27,238.46

3g.	To approve an Investment Subadvisory Agreement between QFI and Aronson+Johnson+Ortiz, LP with respect to Quaker Small-Cap Value Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Small-Cap Value Fund	2,015,034.29	8,502.10	12,717.16

3h.	To approve an Investment Subadvisory Agreement between QFI and Andres Capital Management, LLC with respect to Quaker Fixed Income Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Fixed Income Fund	224,991.75	11,994.54	5,074.03

3i.	To approve an Investment Subadvisory Agreement between QFI and Knott Capital Management with respect to Quaker Capital Opportunities Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Capital Opportunities Fund	1,384,859.13	14,350.82	10,330.97

3j.	To approve an Investment Subadvisory Agreement between QFI and Sectoral Asset Management Inc. with respect to Quaker Biotech Pharma-Healthcare Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Biotech Pharma-Healthcare Fund	984,070.45	8,948.16	9,313.06

4.	To ratify and approve an Interim Investment Subadvisory Agreement by and among the Trust, QFI and Schneider Capital Management Company with respect to Quaker Mid-Cap Value Fund.

Fund	Votes For	Votes Against	Votes Abstained

Quaker Mid-Cap Value Fund	2,043,768.65	35,195.19	35,543.81

2005 ANNUAL REPORT   107

Shareholder Meetings
Matters Submitted For Shareholder Approval
During the Fiscal Year Ended June 30, 2005 (continued)

5.	To approve the use of a “Manager of Managers” structure in order to permit the Trust and QFI to appoint and replace sub-advisers to the Funds, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval.

				Broker
Fund Name	Votes For	Votes Against	Votes Abstained	Non-Votes(1)

Quaker Strategic Growth Fund	9,670,761.373	929,665.642	187,102.253	2,711,395.885
Quaker Core Equity Fund	784,753.380	0	633.130	28,959
Quaker Small-Cap Growth Fund	267,390.700	0	0	18,514.003
Geewax Terker Core Value Fund	137,250.420	0	2,717.02	0
Quaker Small-Cap Trend Fund	197,726.340	1,376.000	9,237.00	57,515.998
Quaker Mid-Cap Value Fund	1,425,316.280	48,444.560	46,632.811	594,118.998
Quaker Small-Cap Value Fund	1,636,335.73	36,407.860	13,309.97	350,970.823
Quaker Fixed Income Fund	196,153.020	16,490.270	5,074.06	24,344.001
Quaker Capital Opportunities Fund	1,119,676.280	17,508.670	11,426.97	260,931.005
Quaker Biotech Pharma-Healthcare Fund	710,898.810	19,980.120	8,303.74	263,753.001

(1)	A broker non-vote occurs when brokers are not allowed to vote on those non-routine matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each meeting.

108  2005 ANNUAL REPORT

General Information (Unaudited)
Form N-Q Filing and
Proxy Voting Policies and Procedures
      Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling (800) 220-8888; (ii) on the Trust’s web-site at http://www.quakerfunds.com; and (iii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
      Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.
Tax Information
      We are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ended June 30, 2005.
      During the fiscal year ended June 30, 2005, the following Funds paid distributions derived from long-term capital gains, and hereby designate as capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(c) the following amounts:

	Long-Term Capital
Fund	Gains	Per Shares

Strategic Growth	$6,669,406	0.311339

Capital Opportunities	774,000	0.394141

Biotech	13,366	0.008113

Mid-Cap Value	3,970,945	1.173575

Small-Cap Value	3,143,293	1.183607

Core Value	130,938	0.982345

      Individual shareholders are eligible for reduced tax rates on qualified dividend income. During the fiscal year ended June 30, 2005, the following Funds paid income dividends that may be treated as qualified dividend income for purposes of the maximum rate under Internal Revenue Code Section 1(h)(11), and hereby designate as qualified dividend income pursuant to Internal Revenue Code Section 854(b)(2) the following amounts of ordinary dividend income:

Fund	Amount	Percentage

Strategic Growth	$2,071,810	14.19%

Capital Opportunities	143,235	8.76%

Biotech	1,282	0.08%

Small-Cap Trend	6,179	42.06%

Mid-Cap Value	326,236	52.47%

Small-Cap Value	436,255	26.26%

Core Value	463	20.21%

      Corporate shareholders may exclude from regular income a portion of qualifying dividends. During the fiscal year ended June 30, 2005, the following Funds paid income dividends that may be treated as qualified dividend income for purposes of the corporate dividends-received deduction under Internal Revenue Code Section 243, and hereby designate as qualified dividend income pursuant to Internal Revenue Code Section 854(b)(2) the following amounts of ordinary dividend income:

Fund	Amount	Percentage

Strategic Growth	$2,022,231	13.85%

Capital Opportunities	144,200	8.82%

Biotech	1,281	0.08%

Small-Cap Trend	6,179	42.06%

Mid-Cap Value	318,169	51.17%

Small-Cap Value	431,676	25.98%

Core Value	464	20.29%

      Certain states may exempt from income taxation that portion of dividends paid by the funds from ordinary income that was derived from direct U.S. Government Obligations. For the purposes of computing this exclusion, $9,304 of the dividends paid by the Quaker Fixed Income Fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. Government Obligations.
      Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.
      Since the information above is reported for the Funds’ fiscal year and not calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2006 to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their own tax advisors.
2005 ANNUAL REPORT   109

General Information (Unaudited)
[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

The Quaker Funds are distributed by Citco Mutual Fund Distributors, Inc. (member NASD). Contact us: Quaker Funds, Inc. c/o Citco Mutual Fund Distributors Citco Mutual Fund Distributors, Inc. P.O. Box C1100 Southeastern, PA 19398-1100 800-220-8888 www.quakerfunds.com ©2005 Quaker ® Investment Trust QFAR 062005 Quaker ® Funds

ITEM 2. CODE OF ETHICS.
(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.
(c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics granted to any of the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(d) The registrant’s code of ethics is filed herewith.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that David K. Downes, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Downes is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees. The aggregate audit fees billed by Briggs, Bunting & Dougherty, LLP (“Briggs”), the principal accountant to Quaker Investment Trust, for the last two fiscal years ended June 30, 2005 and 2004 were $72,500 and $62,500, respectively, for such professional services provided by Briggs in connection with the audit of the registrant’s annual financial statements or services.
(b) Audit-Related Fees. There were no audit-related fees, other than those noted above under “Audit Fees,” that were billed by the registrant’s principal accountant for the last two fiscal years.
(c) Tax Fees. The aggregate fees billed for the last two fiscal years ended June 30, 2005 and 2004 for professional services rendered by the registrant’s principal account for providing tax compliance services were $6,500 and $5,500, respectively.
(d) All Other Fees. The aggregate fees billed for the last two fiscal years ended June 30, 2005 and 2004 for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 respectively.
(e) The audit committee has not adopted a pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g) The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (excluding any sub-adviser whose role is primarily portfolio management and whose activities with respect to the registrant is overseen by the registrant’s investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant, for each of the registrant’s last two fiscal years.

Non-Audit Related Fees	Fiscal Year	Fiscal Year
	Ended 6/30/2005	Ended 6/30/2004

Registrant	$0	$0
Registrant’s Investment Advisor	$0	$0
(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Annual Report to Shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
ITEM 11. CONTROLS AND PROCEDURES.
     (a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     (b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS

12(a)(1)	Code of Ethics is attached hereto as EX-99.CODE.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto as EX-99.CERT.

12(a)(3)	Not applicable.

12(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as EX-99.906CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
QUAKER INVESTMENT TRUST

/s/ Jeffry H. King, Sr.
By:     Jeffry H. King, Sr.
Title:  Chief Executive Officer
Date:  August 30, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Jeffry H. King, Sr.
By:     Jeffry H. King, Sr.
Title:  Chief Executive Officer and Treasurer
Date:  August 30, 2005